                                                                  Exhibit 9.10

                               SUPPLEMENT TO THE
                                   ESTIMATES

                        Fiscal Year Ending March 31, 2004

                           SUPPLEMENT TO THE ESTIMATES
                        FISCAL YEAR ENDING MARCH 31, 2004

INTRODUCTION

CONSOLIDATED REVENUE FUND SUMMARY

CONSOLIDATED REVENUE FUND, EXPENSE BY STANDARD OBJECT
SPECIAL OFFICES, MINISTRIES AND OTHER APPROPRIATIONS
   Legislation
   Officers of the Legislature
   Office of the Premier
   Ministry of Advanced Education
   Ministry of Agriculture, Food and Fisheries
   Ministry of Attorney General
   Ministry of Children and Family Development
   Ministry of Community, Aboriginal and Women's Services
   Ministry of Competition, Science and Enterprise
   Ministry of Education
   Ministry of Energy and Mines
   Ministry of Finance
   Ministry of Forests
   Ministry of Health Planning
   Ministry of Health Services
   Ministry of Human Resources
   Ministry of Management Services
   Ministry of Provincial Revenue
   Ministry of Public Safety and Solicitor General
   Ministry of Skills Development and Labour
   Ministry of Sustainable Resource Management
   Ministry of Transportation
   Ministry of Water, Land and Air Protection
   Management of Public Funds and Debt Other
   Appropriations

EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS

                                  INTRODUCTION

CONSOLIDATED REVENUE FUND OPERATING EXPENSES

This publication provides summary and detailed Consolidated Revenue Fund expenses for special offices, ministries and other appropriations.

Expenses are classified by group accounts. These group accounts represent broad categories of expense (Salaries and Benefits, Operating Costs, Government Transfers, Other Expenses, Internal Recoveries and External Recoveries). Each group account is comprised of several specific components of expenses referred to as standard objects of expense. A descriptive listing of these standard objects is provided at the end of this publication.

The data is presented in a series of columns. The first column provides the total comparable expense for the 2002/03 Estimates. Each column thereafter provides 2003/04 expense detail by standard object of expense. Columns are headed by a numerical code which relates to a specific standard object of expense (refer to the table below). Sub-total columns are also presented to parallel the group account classification totals found in the Estimates. Where blanks appear within a column, funds have not been budgeted for that standard object or group account classification.

It is important to note that expenses by sub-vote, by group account and by standard object of expense are presented for information purposes only. While this information accurately represents the intended expense plan for the fiscal year, special offices, ministries and agencies within other appropriations may reallocate funds within a vote or special account during the year.

CONSOLIDATED REVENUE FUND CAPITAL EXPENDITURES

This publication also provides details, by special office, ministry and other appropriation, for capital expenditures.

Capital expenditures are presented on the basis of the category of assets acquired, in a manner similar to operating expenses (by column, headed by an alphabetical code which relates to a specific standard object of capital expenditure). A descriptive listing of these standard objects is provided at the end of this publication. The amortization of the cost of assets is an operating expense (standard object 73).

SALARIES AND BENEFITS                           GOVERNMENT TRANSFERS                        CAPITAL EXPENDITURES
50  Base Salaries                               77 Transfers - Grants                       Land    Land
51  Supplementary Salary Costs                  79 Transfers - Entitlements                 LI      Land Improvements
52  Employee Benefits                           80 Transfers - Agreements                   Bldg    Buildings
54  Legislative Salaries and Indemnities                                                    SpE     Specialized Equipment
                                                 OTHER EXPENSES                             FE      Office Furniture and Equipment
OPERATING COSTS                                 81 Transfers Between Votes and Special      Veh     Vehicles
55  Boards, Commissions and Courts -                Accounts                                Info    Information Systems
     Fees and Expenses                          83 Interest on the Public Debt              TI      Tenant Improvements
57  Public Servant Travel                       85 Other Expenses                           Roads   Roads, Bridges and Ferries
59  Centralized Management Support Services                                                 Other   Other
60  Professional Services                       INTERNAL RECOVERIES
63  Information Systems - Operating             86 Recoveries Between Votes and
65  Office and Business Expenses                    Special Accounts
67  Advertising and Publications                88 Recoveries Within the
68  Statutory Advertising and Publications          Consolidated Revenue Fund
69  Utilities, Materials and Supplies
70  Operating Equipment and Vehicles            EXTERNAL RECOVERIES
72  Non-Capital Roads and Bridges               89 Recoveries External to the
73  Amortization                                    Consolidated Revenue Fund
75  Building Occupancy Charges                  90 Recoveries External to the
                                                    Government Reporting Entity

                       CONSOLIDATED REVENUE FUND SUMMARY ($000)

----------------------------------------------------------------------------------------------------------------------------------
                                              Total     Total                                                               Total
                                            2002/03  Salaries      Total       Total     Total       Total       Total    2003/04
                                          Operating       and  Operating  Government     Other    Internal    External  Operating
Vote and Special Account                   Expenses  Benefits      Costs   Transfers  Expenses  Recoveries  Recoveries   Expenses
----------------------------------------------------------------------------------------------------------------------------------
LEGISLATION
  1 Legislation                              41,249    20,734     10,240         ...    12,181        (200)        ...     42,955
    TOTAL                                    41,249    20,734     10,240         ...    12,181        (200)        ...     42,955
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE LEGISLATURE
  2 Auditor General                           8,364     7,091      2,649          61       ...         ...      (1,900)     7,901
  3 Conflict of Interest Commissioner           292       205         67         ...        20         ...         ...        292
  4 Elections BC                             13,589     2,619      4,884         ...         6         ...         ...      7,509
  5 Information and Privacy Commissioner      2,227     1,474        513         ...       ...         ...         (15)     1,972
  6 Ombudsman                                 4,549     3,157        894         ...       ...         ...          (1)     4,050
  7 Police Complaint Commissioner             1,101       554        431         ...       ...         ...         ...        985
    TOTAL                                    30,122    15,100      9,438          61        26         ...      (1,916)    22,709
----------------------------------------------------------------------------------------------------------------------------------
OFFICE OF THE PREMIER
  8 Office of the Premier                    47,062    21,223     30,679         146       624        (215)       (187)    52,270
    TOTAL                                    47,062    21,223     30,679         146       624        (215)       (187)    52,270
----------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF ADVANCED EDUCATION
  9 Ministry Operations                   1,899,327    12,746     99,023   1,551,240   254,012         ...     (18,014) 1,899,007
    Special Accounts                         78,907     2,510      2,147      73,781       ...         ...         ...     78,438
    Transfer from Ministry Operations
    Vote                                   (79,227)       ...        ...         ...       ...     (78,438)        ...   (78,438)
    TOTAL                                 1,899,007    15,256    101,170   1,625,021   254,012     (78,438)    (18,014) 1,899,007
----------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF AGRICULTURE, FOOD AND
FISHERIES
10 Ministry Operations                       64,041    22,444     12,953      14,973       319         ...      (1,556)    49,133
   Special Accounts                              20       ...          3          17       ...         ...         ...         20
   TOTAL                                     64,061    22,444     12,956      14,990       319         ...      (1,556)    49,153
----------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF ATTORNEY GENERAL
11 Ministry Operations                      414,418   184,459    158,366      79,655     8,247     (46,736)     (4,001)   379,990
12 Treaty Negotiations Office                53,303     7,900      4,233      21,711     2,451         ...      (1,630)    34,665
13 Judiciary                                 51,179    45,521      5,888         213        14         ...         ...     51,636
14 Statutory Services                        30,000       ...        ...         ...    28,700         ...         ...     28,700
   Special Accounts                          18,048    13,193      5,361         100       291         ...      (1,594)    17,351
   Transfer from Ministry Operations
   Vote                                     (8,434)       ...        ...         ...       ...      (6,497)        ...    (6,497)
   TOTAL                                    558,514   251,073    173,848     101,679    39,703     (53,233)     (7,225)   505,845
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                   Total          Total
                                                 2002/03        2003/04
                                                 Capital        Capital
Vote and Special Account                    Expenditures   Expenditures
------------------------------------------------------------------------
LEGISLATION
  1 Legislation                                      451            670
TOTAL                                                451            670
------------------------------------------------------------------------
OFFICERS OF THE LEGISLATURE
  2 Auditor General                                  190            190
  3 Conflict of Interest Commissioner                ...            ...
  4 Elections BC                                   2,545          1,005
  5 Information and Privacy Commissioner              15             15
  6 Ombudsman                                         59             62
  7 Police Complaint Commissioner                     25             25
    TOTAL                                          2,834          1,297
------------------------------------------------------------------------
OFFICE OF THE PREMIER
  8 Office of the Premier                            819            609
    TOTAL                                            819            609
------------------------------------------------------------------------
MINISTRY OF ADVANCED EDUCATION
  9 Ministry Operations                            1,640          2,380
    Special Accounts                                 850            190
    Transfer from Ministry Operations
    Vote                                             ...            ...
    TOTAL                                          2,490          2,570
------------------------------------------------------------------------
MINISTRY OF AGRICULTURE, FOOD AND
FISHERIES
10 Ministry Operations                             1,230          1,990
   Special Accounts                                  ...            ...
   TOTAL                                           1,230          1,990
------------------------------------------------------------------------
MINISTRY OF ATTORNEY GENERAL
11 Ministry Operations                            18,307          8,350
12 Treaty Negotiations Office                        100            ...
13 Judiciary                                         591            581
14 Statutory Services                                ...            ...
   Special Accounts                                  524            889
   Transfer from Ministry Operations
   Vote                                              ...            ...
   TOTAL                                          19,522          9,820
------------------------------------------------------------------------

                   CONSOLIDATED REVENUE FUND SUMMARY ($000)

-----------------------------------------------------------------------------------------------------------------------------------
                                               Total      Total                                                               Total
                                             2002/03   Salaries     Total       Total      Total       Total      Total     2003/04
                                           Operating        and Operating  Government      Other    Internal   External   Operating
Vote and Special Account                    Expenses   Benefits     Costs   Transfers   Expenses  Recoveries Recoveries    Expenses
-----------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF CHILDREN AND FAMILY
DEVELOPMENT
15 Ministry Operations                     1,587,544    261,997   113,785   1,148,999      3,909     (2,488)   (74,730)   1,451,472
   TOTAL                                   1,587,544    261,997   113,785   1,148,999      3,909     (2,488)   (74,730)   1,451,472
-----------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF COMMUNITY, ABORIGINAL
AND WOMEN'S SERVICES
16 Ministry Operations                       629,863     50,634    27,858     622,703      1,490     (3,144)   (56,543)     642,998
17 Royal British Columbia Museum              14,155      1,826     2,629       9,600         16         ...    (1,320)      12,751
   Special Accounts                            8,546        ...       220       6,440      3,142         ...        ...       9,802
   TOTAL                                     652,564     52,460    30,707     638,743      4,648     (3,144)   (57,863)     665,551
-----------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF COMPETITION, SCIENCE
AND ENTERPRISE
18 Ministry Operations                        49,889     12,425    10,567      85,597      4,950         ...      (333)     113,206
   Special Accounts                            1,500        ...       ...       1,300        200         ...        ...       1,500
   TOTAL                                      51,389     12,425    10,567      86,897      5,150         ...      (333)     114,706
-----------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF EDUCATION
19 Ministry Operations                     4,859,926     18,398   239,309   4,253,097    359,168         ...   (10,033)   4,859,939
   TOTAL                                   4,859,926     18,398   239,309   4,253,097    359,168         ...   (10,033)   4,859,939
-----------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF ENERGY AND MINES
20 Ministry Operations                        26,777     14,754    15,304       1,647        685         ...        ...      32,390
21 Contracts and Funding Arrangements         25,350        ...       ...      24,240        ...         ...        ...      24,240
22 British Columbia Utilities Commission           1      2,486     1,848         400        ...         ...    (4,733)           1
   Special Accounts                              214        ...       ...         ...        ...         ...        ...         ...
   TOTAL                                      52,342     17,240    17,152      26,287        685         ...    (4,733)      56,631
-----------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF FINANCE
23 Ministry Operations                        41,845     37,496    25,647       2,145     11,305    (14,518)   (22,826)      39,249
24 Public Sector Employers' Council           14,812      1,273       691      12,873        ...         ...       (25)      14,812
   Special Accounts                              931        107       102         ...        600         ...        ...         809
   TOTAL                                      57,588     38,876    26,440      15,018     11,905    (14,518)   (22,851)      54,870
-----------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF FORESTS
25 Ministry Operations                       345,142    164,762   149,251      15,346        ...     (3,036)   (14,093)     312,230
26 Forest Investment                         146,000        195   110,815       2,490        ...         ...    (3,500)     110,000
Special Accounts                             130,140      2,964   137,815         ...      1,890         ...        ...     142,669
TOTAL                                        621,282    167,921   397,881      17,836      1,890     (3,036)   (17,593)     564,899
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                     Total           Total
                                                   2002/03         2003/04
                                                   Capital         Capital
Vote and Special Account                      Expenditures    Expenditures
--------------------------------------------------------------------------
MINISTRY OF CHILDREN AND FAMILY
DEVELOPMENT
15 Ministry Operations                              18,042          17,150
   TOTAL                                            18,042          17,150
--------------------------------------------------------------------------
MINISTRY OF COMMUNITY, ABORIGINAL
AND WOMEN'S SERVICES
16 Ministry Operations                               3,273           3,617
17 Royal British Columbia Museum                     3,696             ...
   Special Accounts                                    ...             ...
   TOTAL                                             6,969           3,617
--------------------------------------------------------------------------
MINISTRY OF COMPETITION, SCIENCE
AND ENTERPRISE
18 Ministry Operations                                 805             652
   Special Accounts                                    ...             ...
   TOTAL                                               805             652
--------------------------------------------------------------------------
MINISTRY OF EDUCATION
19 Ministry Operations                               3,281           5,129
   TOTAL                                             3,281           5,129
--------------------------------------------------------------------------
MINISTRY OF ENERGY AND MINES
20 Ministry Operations                                 675             450
21 Contracts and Funding Arrangements                  ...             ...
22 British Columbia Utilities Commission                10             210
   Special Accounts                                    ...             ...
   TOTAL                                               685             660
--------------------------------------------------------------------------
MINISTRY OF FINANCE
23 Ministry Operations                               5,010           5,613
24 Public Sector Employers' Council                      3             253
   Special Accounts                                    145              10
   TOTAL                                             5,158           5,876
--------------------------------------------------------------------------
MINISTRY OF FORESTS
25 Ministry Operations                              16,310          15,010
26 Forest Investment                                   ...             ...
   Special Accounts                                  1,010             680
   TOTAL                                            17,320          15,690
--------------------------------------------------------------------------

                   CONSOLIDATED REVENUE FUND SUMMARY ($000)

------------------------------------------------------------------------------------------------------------------------------------
                                              Total       Total                                                                Total
                                             2002/03   Salaries     Total       Total      Total       Total      Total      2003/04
                                           Operating        and Operating  Government      Other    Internal   External    Operating
Vote and Special Account                    Expenses   Benefits     Costs   Transfers   Expenses  Recoveries Recoveries     Expenses
------------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF HEALTH PLANNING
27 Ministry Operations                        16,071      9,370     5,353       2,421        ...         ...       (75)       17,069
28 Vital Statistics                            7,109      4,890     2,832          48        ...       (278)      (407)        7,085
   TOTAL                                      23,180     14,260     8,185       2,469        ...       (278)      (482)       24,154
------------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF HEALTH SERVICES
29 Ministry Operations                    10,041,466    178,305   254,919   9,696,563    172,646   (147,573)  (116,763)   10,038,097
   Special Accounts                          159,500        ...       ...         ...    147,250         ...        ...      147,250
   Transfer from Ministry Operations Vote   (15,000)        ...       ...         ...        ...         ...        ...          ...
   TOTAL                                  10,185,966    178,305   254,919   9,696,563    319,896   (147,573)  (116,763)   10,185,347
------------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF HUMAN RESOURCES
30 Ministry Operations                     1,671,801    129,858    88,063   1,199,591      8,165       (801)    (7,383)    1,417,493
   TOTAL                                   1,671,801    129,858    88,063   1,199,591      8,165       (801)    (7,383)    1,417,493
------------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF MANAGEMENT SERVICES
31 Ministry Operations                        46,094    108,557   223,797       1,536     57,522   (299,738)   (53,456)       38,218
32 Public Service Employee Relations
   Commission                                  9,491    371,064    28,937          24        581   (370,175)   (21,970)        8,461
   TOTAL                                      55,585    479,621   252,734       1,560     58,103   (669,913)   (75,426)       46,679
------------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF PROVINCIAL REVENUE
33 Ministry Operations                        50,673     62,570    41,886         ...      3,924    (11,551)   (47,212)       49,617
   Special Accounts                               25        ...       ...         ...         25         ...        ...           25
   TOTAL                                      50,698     62,570    41,886         ...      3,949    (11,551)   (47,212)       49,642
------------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF PUBLIC SAFETY AND
SOLICITOR GENERAL
34 Ministry Operations                       477,505    167,269    96,341     428,774      2,511     (4,150)  (209,883)      480,862
35 Statutory Services                         16,956        136    12,166       4,650          5         ...        ...       16,957
   Special Accounts                           15,035      1,645       818       6,202        200         ...        ...        8,865
   TOTAL                                     509,496    169,050   109,325     439,626      2,716     (4,150)  (209,883)      506,684
------------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF SKILLS DEVELOPMENT
AND LABOUR
36 Ministry Operations                        28,800     37,655    20,047          35         83         ...   (32,183)       25,637
   TOTAL                                      28,800     37,655    20,047          35         83         ...   (32,183)       25,637
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                                  Total           Total
                                                2002/03         2003/04
                                                Capital         Capital
Vote and Special Account                   Expenditures    Expenditures
-----------------------------------------------------------------------
MINISTRY OF HEALTH PLANNING
27 Ministry Operations                              ...             ...
28 Vital Statistics                               1,578             600
   TOTAL                                          1,578             600
-----------------------------------------------------------------------
MINISTRY OF HEALTH SERVICES
29 Ministry Operations                           19,962          16,031
   Special Accounts                                 ...             ...
   Transfer from Ministry Operations Vote           ...             ...
   TOTAL                                         19,962          16,031
-----------------------------------------------------------------------
MINISTRY OF HUMAN RESOURCES
30 Ministry Operations                           21,380          15,328
   TOTAL                                         21,380          15,328
-----------------------------------------------------------------------
MINISTRY OF MANAGEMENT SERVICES
31 Ministry Operations                           57,308          54,498
32 Public Service Employee Relations
   Commission                                       614           4,167
   TOTAL                                         57,922          58,665
-----------------------------------------------------------------------
MINISTRY OF PROVINCIAL REVENUE
33 Ministry Operations                           10,000           9,734
   Special Accounts                                 ...             ...
   TOTAL                                         10,000           9,734
-----------------------------------------------------------------------
MINISTRY OF PUBLIC SAFETY AND
SOLICITOR GENERAL
34 Ministry Operations                            7,603           7,337
35 Statutory Services                               ...             ...
   Special Accounts                                  93              93
   TOTAL                                          7,696           7,430
-----------------------------------------------------------------------
MINISTRY OF SKILLS DEVELOPMENT
AND LABOUR
36 Ministry Operations                            1,351           3,512
   TOTAL                                          1,351           3,512
-----------------------------------------------------------------------

                   CONSOLIDATED REVENUE FUND SUMMARY ($000)

----------------------------------------------------------------------------------------------------------------------------------
                                               Total      Total                                                              Total
                                             2002/03   Salaries     Total       Total      Total       Total      Total    2003/04
                                           Operating        and Operating  Government      Other    Internal   External  Operating
Vote and Special Account                    Expenses   Benefits     Costs   Transfers   Expenses  Recoveries Recoveries   Expenses
----------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF SUSTAINABLE RESOURCE
MANAGEMENT
37 Ministry Operations                       114,566     61,020    59,342       2,843        396    (17,152)   (16,448)     90,001
38 Agricultural Land Commission                2,931      1,527       768         ...          1         ...        ...      2,296
   Special Accounts                              ...        ...       ...         ...        ...         ...        ...        ...
   TOTAL                                     117,497     62,547    60,110       2,843        397    (17,152)   (16,448)     92,297
----------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF TRANSPORTATION
39 Ministry Operations                       734,632     95,720   936,272     161,021    151,976       (155)  (510,468)    834,366
   TOTAL                                     734,632     95,720   936,272     161,021    151,976       (155)  (510,468)    834,366
----------------------------------------------------------------------------------------------------------------------------------
MINISTRY OF WATER, LAND AND
AIR PROTECTION
40 Ministry Operations                       117,213     72,256    78,333       8,697      9,907    (36,300)   (34,181)     98,712
   Special Accounts                           31,345        ...       ...         ...     31,345         ...        ...     31,345
   TOTAL                                     148,558     72,256    78,333       8,697     41,252    (36,300)   (34,181)    130,057
----------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT OF PUBLIC FUNDS AND DEBT
41 Management of Public Funds and Debt       920,000        ...       ...         ...  2,738,440   (839,900)  (972,540)    926,000
   TOTAL                                     920,000        ...       ...         ...  2,738,440   (839,900)  (972,540)    926,000
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                                    Total         Total
                                                  2002/03       2003/04
                                                  Capital       Capital
Vote and Special Account                     Expenditures  Expenditures
-----------------------------------------------------------------------
MINISTRY OF SUSTAINABLE RESOURCE
MANAGEMENT
37 Ministry Operations                              8,064         8,299
38 Agricultural Land Commission                        51            43
   Special Accounts                                   ...           ...
   TOTAL                                            8,115         8,342
-----------------------------------------------------------------------
MINISTRY OF TRANSPORTATION
39 Ministry Operations                              7,865         6,450
   TOTAL                                            7,865         6,450
-----------------------------------------------------------------------
MINISTRY OF WATER, LAND AND
AIR PROTECTION
40 Ministry Operations                             29,554        86,920
   Special Accounts                                   ...           ...
   TOTAL                                           29,554        86,920
-----------------------------------------------------------------------
MANAGEMENT OF PUBLIC FUNDS AND DEBT
41 Management of Public Funds and Debt                ...           ...
   TOTAL                                              ...           ...
-----------------------------------------------------------------------

                   CONSOLIDATED REVENUE FUND SUMMARY ($000)

------------------------------------------------------------------------------------------------------------------------------------
                                              Total      Total                                                                 Total
                                            2002/03   Salaries      Total       Total      Total       Total       Total     2003/04
                                          Operating        and  Operating  Government      Other    Internal    External   Operating
Vote and Special Account                   Expenses   Benefits      Costs   Transfers   Expenses  Recoveries  Recoveries    Expenses
------------------------------------------------------------------------------------------------------------------------------------
OTHER APPROPRIATIONS
42 Contingencies (All Ministries) and
   New Programs                             173,695        ...        ...         ...    170,000         ...         ...     170,000
43 Government Restructuring
   (All Ministries)                         230,000     65,000     65,000         ...     60,000         ...         ...     190,000
44 BC Family Bonus                           91,000        ...        ...      86,000        ...         ...     (1,000)      85,000
45 Citizens' Assembly                           ...        ...      1,500         ...        ...         ...         ...       1,500
46 Commissions on Collection of Public
   Funds and Allowances
   for Doubtful Revenue Accounts                  1        ...        ...         ...    201,001         ...   (201,000)           1
47 Environmental Assessment Office            3,542      2,107      1,039         123        ...       (372)         ...       2,897
48 Environmental Appeal Board and
   Forest Appeals Commission                  1,895        799      1,311         ...         35       (250)         ...       1,895
49 Forest Practices Board                     4,822      2,341      2,003         ...        ...         ...         ...       4,344
   Office of the Child, Youth and
   Family Advocate                            1,491        ...        ...         ...        ...         ...         ...         ...
   Seismic Mitigation                        50,000        ...        ...         ...        ...         ...         ...         ...
   Special Accounts                             ...      3,233      6,508         ...     35,268    (42,528)     (2,481)         ...
   TOTAL                                    556,446     73,480     77,361      86,123    466,304    (43,150)   (204,481)     455,637
------------------------------------------------------------------------------------------------------------------------------------
   OVERALL TOTAL                         25,525,309  2,290,469  3,101,407  19,527,302  4,485,501 (1,926,195) (2,444,484)  25,034,000
------------------------------------------------------------------------------------------------------------------------------------
   ADJUSTED TOTALS (1)                               1,942,845  2,813,365              3,252,678    (57,706)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                                    Total         Total
                                                  2002/03       2003/04
                                                  Capital       Capital
Vote and Special Account                     Expenditures  Expenditures
-----------------------------------------------------------------------
OTHER APPROPRIATIONS
42 Contingencies (All Ministries) and
   New Programs                                    20,000        30,000
43 Government Restructuring
   (All Ministries)                                35,000        15,000
44 BC Family Bonus                                    ...           ...
45 Citizens' Assembly                                 ...           ...
46 Commissions on Collection of Public
   Funds and Allowances
   for Doubtful Revenue Accounts                      ...           ...
47 Environmental Assessment Office                    101           103
48 Environmental Appeal Board and
   Forest Appeals Commission                           65            45
49 Forest Practices Board                             125           100
   Office of the Child, Youth and
   Family Advocate                                     25           ...
   Seismic Mitigation                                 ...           ...
   Special Accounts                                   970           670
   TOTAL                                           56,286        45,918
-----------------------------------------------------------------------
   OVERALL TOTAL                                  301,315       324,660
-----------------------------------------------------------------------
   ADJUSTED TOTALS (1)
-----------------------------------------------------------------------

(1)  See notes on page 7

                            CONSOLIDATED REVENUE FUND
                            Expense by Standard Object
                                     ($000)

-----------------------------------------------------------------------------------------------------------------
STOB                                                            TOTAL         ADJUSTMENTS         ADJUSTED TOTAL
-----------------------------------------------------------------------------------------------------------------
50    Base Salaries                                         1,564,487                 --               1,564,487
51    Supplementary Salary Costs                               27,963                 --                  27,963
52    Employee Benefits                                       690,048           (347,624) (1)            342,424
54    Legislative Salaries and Indemnities                      7,971                 --                   7,971
-----------------------------------------------------------------------------------------------------------------
        SALARIES AND BENEFITS                               2,290,469           (347,624)              1,942,845
-----------------------------------------------------------------------------------------------------------------
55    Boards, Commisions, and Courts - Fees                    12,664                 --                  12,664
      and Expenses
57    Public Servant Travel                                    61,595                 --                  61,595
59    Centralized Management Support Services                 144,442           (144,442) (2)                 --
60    Professional Services                                   491,742             (5,870) (3)            485,872
63    Information Systems - Operating                         276,306           (137,730) (4)            138,576
65    Office and Business Expenses                             85,353                 --                  85,353
67    Advertising and Publications                             19,699                 --                  19,699
68    Statutory Advertising and Publications                    5,239                 --                   5,239
69    Utilities, Materials and Supplies                       452,863                 --                 452,863
70    Operating Equipment and Vehicles                        138,330                 --                 138,330
72    Non-Capital Roads and Bridges                           378,080                 --                 378,080
73    Amortization                                            665,307                 --                 665,307
75    Building Occupancy Charges                              369,787                 --                 369,787
-----------------------------------------------------------------------------------------------------------------
        OPERATING COSTS                                     3,101,407           (288,042)              2,813,365
-----------------------------------------------------------------------------------------------------------------
77    Transfers - Grants                                      670,828                 --                 670,828
79    Transfers - Entitlements                             13,441,257                 --              13,441,257
80    Transfers - Agreements                                5,415,217                 --               5,415,217
-----------------------------------------------------------------------------------------------------------------
        GOVERNMENT TRANSFERS                               19,527,302                 --              19,527,302
-----------------------------------------------------------------------------------------------------------------
81    Transfer Between Votes and Special                      268,562           (268,562) (5)                 --
      Accounts
83    Interest on the Public Debt                           2,701,290           (839,900) (6)          1,861,390
85    Other Expenses                                        1,515,649           (124,361) (7)          1,391,288
-----------------------------------------------------------------------------------------------------------------
        OTHER EXPENSES                                      4,485,501         (1,232,823)              3,252,678
-----------------------------------------------------------------------------------------------------------------
86    Recoveries Between Votes and Special                  (268,562)             268,562 (5)                 --
      Accounts
88    Recoveries Within the Consolidated                  (1,657,633)           1,599,927 (8)           (57,706)
      Revenue Fund
-----------------------------------------------------------------------------------------------------------------
        INTERNAL RECOVERIES                               (1,926,195)           1,868,489               (57,706)
-----------------------------------------------------------------------------------------------------------------
      GROSS OPERATING EXPENSES                             27,478,484                 --              27,478,484

89    Recoveries External to the Consolidated             (2,014,106)                 --             (2,014,106)
      Revenue Fund
90    Recoveries External to the Government                 (430,378)                 --               (430,378)
      Reporting Entity
-----------------------------------------------------------------------------------------------------------------
        EXTERNAL RECOVERIES                               (2,444,484)                 --             (2,444,484)
-----------------------------------------------------------------------------------------------------------------
      NET OPERATING EXPENSES                               25,034,000                 --              25,034,000
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADJUSTMENTS TO ELIMINATE DOUBLE COUNTING

(1)  Employee benefits in Vote 32.

(2)  Certain central agency charges for costs such as legal services (Vote
     11), internal audit services (Vote 23), and payroll and information technology costs (Vote 31).

(3)  Certain legal services costs in Votes 11 and 34.

(4)  Certain information systems operating costs in Vote 31.

(5)  Transfers between votes and special accounts.

(6)  Interest costs in Votes 9, 19, 29, and 39.

(7)  Certain banking charges (Vote 23), procurement and supply costs (Vote
     31), collection services costs (Vote 33), and costs in the Insurance and Risk Management Special Account.

(8)  Recoveries for costs referred to in Notes 1, 2, 3, 4, 6 and 7.

                                  LEGISLATION

VOTE 1 LEGISLATION ($000)

----------------------------------------------------------------------
                                  Total
                                2002/03
                              Operating
Description                    Expenses       50    51      52      54
----------------------------------------------------------------------

MEMBERS' SERVICES                19,807      172   ...     849   5,419

CAUCUS SUPPORT SERVICES           3,481    2,976   ...     673     ...

OFFICE OF THE SPEAKER               333      215     1      49     ...

CLERK OF THE HOUSE                8,928    1,782    26     461     530

SERGEANT-AT-ARMS                  3,490    2,409    57     577      88

HANSARD                           2,961    2,179    54     505     ...

LEGISLATIVE LIBRARY               2,249    1,379    17     316     ...
----------------------------------------------------------------------
     TOTAL VOTE                  41,249   11,112   155   3,430   6,037
----------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                 Total
                              Salaries
                                   and
Description                   Benefits    55    57    59    60      63      65    67    68    69    70    72    73      75
--------------------------------------------------------------------------------------------------------------------------
MEMBERS' SERVICES                6,440   ...    20   ...    50     ...     353   ...   ...   ...   ...   ...   ...     ...

CAUCUS SUPPORT SERVICES          3,649   ...   ...   ...   ...     ...     220   ...   ...   ...   ...   ...   ...     ...

OFFICE OF THE SPEAKER              265   ...     3   ...   ...       4      60   ...   ...     1   ...   ...   ...     ...

CLERK OF THE HOUSE               2,799   ...    51   ...   336   1,848     512   ...   500   108   ...         651   3,805

SERGEANT-AT-ARMS                 3,131   ...     8   ...    88      15     212   ...   ...    75   ...   ...   ...     ...

HANSARD                          2,738   ...    22   ...   112      17     124   ...   ...   462   ...   ...   ...     ...

LEGISLATIVE LIBRARY              1,712   ...    12   ...    56     130      83   ...   ...   302   ...   ...   ...     ...
--------------------------------------------------------------------------------------------------------------------------
     TOTAL VOTE                 20,734   ...   116   ...   642   2,014   1,564   ...   500   948   ...   ...   651   3,805
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                  Total                          Total                        Total
                              Operating                     Government                        Other
Description                       Costs    77    79    80    Transfers    81    83       85   Expenses    86      88
--------------------------------------------------------------------------------------------------------------------
MEMBERS' SERVICES                   423   ...   ...   ...          ...   ...   ...   12,105     12,105   ...     ...

CAUCUS SUPPORT SERVICES             220   ...   ...   ...          ...   ...   ...      ...        ...   ...     ...

OFFICE OF THE SPEAKER                68   ...   ...   ...          ...   ...   ...       20         20   ...     ...

CLERK OF THE HOUSE                7,811   ...   ...   ...          ...   ...   ...       56         56   ...   (200)

SERGEANT-AT-ARMS                    398   ...   ...   ...          ...   ...   ...      ...        ...   ...     ...

HANSARD                             737   ...   ...   ...          ...   ...   ...      ...        ...   ...     ...

LEGISLATIVE LIBRARY                 583   ...   ...   ...          ...   ...   ...      ...        ...   ...     ...
--------------------------------------------------------------------------------------------------------------------
     TOTAL VOTE                  10,240   ...   ...   ...          ...   ...   ...   12,181     12,181   ...   (200)
--------------------------------------------------------------------------------------------------------------------

                                  LEGISLATION

--------------------------------------------  ------------------------------------------------------------------------------------
                                       Total         Total                                                                   Total
Total                       Total    2003/04       2002/03                                                                 2003/04
Internal                 External  Operating       Capital                                                                 Capital
Recoveries   89    90  Recoveries   Expenses  Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info    TI   Roads  Other Expenditures
--------------------------------------------  ------------------------------------------------------------------------------------
 ...        ...   ...         ...     18,968           ...   ...  ...   ...  ...  ...  ...   ...   ...     ...    ...          ...
 ...        ...   ...         ...      3,869           ...   ...  ...   ...  ...  ...  ...   ...   ...     ...    ...          ...
 ...        ...   ...         ...        353             2   ...  ...   ...  ...  ...  ...   ...   ...     ...    ...          ...
(200)       ...   ...         ...     10,466           195   ...  ...   ...  ...   52  ...   313   ...     ...    ...          365
 ...        ...   ...         ...      3,529             5   ...  ...   ...  ...  ...  ...    20   ...     ...    ...           20
 ...        ...   ...         ...      3,475           157   ...  ...   ...  ...  207  ...   ...   ...     ...    ...          207
 ...        ...   ...         ...      2,295            92   ...  ...   ...  ...   25  ...    53   ...     ...    ...           78
--------------------------------------------  ------------------------------------------------------------------------------------
(200)       ...   ...         ...     42,955           451   ...  ...   ...  ...  284  ...   386   ...     ...    ...          670
--------------------------------------------  ------------------------------------------------------------------------------------

                          OFFICERS OF THE LEGISLATURE

VOTE 2 AUDITOR GENERAL ($000)

--------------------------------------------------------------------------------------------------------------------------
                   Total                             Total
                 2002/03                          Salaries
               Operating                               and
Description     Expenses     50   51     52   54  Benefits   55   57   59     60   63   65  67   68   69  70  72   73   75
--------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE         8,364  5,643  ...  1,276  172     7,091  ...  292  ...  1,080  228  335  ...  84  ... ... ...  200  430
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------

                    Total                     Total
                Operating                Government
Description         Costs  77   79   80   Transfers
---------------------------------------------------
TOTAL VOTE          2,649  61  ...  ...          61
---------------------------------------------------


VOTE 3 CONFLICT OF INTEREST COMMISSIONER ($000)

--------------------------------------------------------------------------------------------------------------------------
                   Total                             Total
                 2002/03                          Salaries
               Operating                               and
Description     Expenses     50   51     52   54  Benefits   55   57   59     60   63   65  67   68   69  70  72   73   75
--------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE           292     85  ...     35   85       205  ...  ...  ...     25    5   20 ...  ...  ... ... ...    3   14
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------

                    Total                     Total
                Operating                Government
Description         Costs  77   79   80   Transfers
---------------------------------------------------
TOTAL VOTE             67 ...  ...  ...         ...
---------------------------------------------------


VOTE 4 ELECTIONS BC ($000)

--------------------------------------------------------------------------------------------------------------------------
                   Total                             Total
                 2002/03                          Salaries
               Operating                               and
Description     Expenses     50   51     52   54  Benefits   55   57   59   60    63    65  67   68  69  70  72     73  75
--------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE        13,589  1,961  ...    486  172     2,619  ...   84  ...  789  1,344  251 ...    3  13   1 ...  1,908 491
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------

                    Total                     Total
                Operating                Government
Description         Costs   77  79   80   Transfers
---------------------------------------------------
TOTAL VOTE          4,884  ... ...  ...         ...
---------------------------------------------------


VOTE 5 INFORMATION AND PRIVACY COMMISSIONER ($000)

-------------------------------------------------------------------------------------------------------------------------
                   Total                             Total
                 2002/03                          Salaries
               Operating                               and
Description     Expenses     50   51    52    54  Benefits   55   57   59   60   63   65   67  68   69   70  72   73   75
-------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE         2,227  1,020    5   277   172     1,474  ...   31  ...  109   76   80  ...   1  ...  ... ...   21  195
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------

                   Total                     Total
               Operating                Government
Description        Costs   77   79   80  Transfers
--------------------------------------------------
TOTAL VOTE           513  ...  ...  ...        ...
--------------------------------------------------

                          OFFICERS OF THE LEGISLATURE

------------------------------------------------------------------------------------
                                                                               Total
                  Total                 Total                     Total      2003/04
                  Other              Internal                  External    Operating
 81   83   85  Expenses   86   88  Recoveries       89   90  Recoveries     Expenses
------------------------------------------------------------------------------------
....  ...  ...       ...  ...  ...         ...  (1,900)  ...     (1,900)        7,901
------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
       Total                                                                 Total
     2002/03                                                               2003/04
     Capital                                                               Capital
Expenditures  Land   LI  Bldg  SpE  FE  Veh  Info   TI  Roads  Other  Expenditures
----------------------------------------------------------------------------------
         190   ...  ...   ...  ...  10  ...   180  ...    ...    ...           190
----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                           Total
                  Total                 Total                 Total      2003/04
                  Other              Internal              External    Operating
 81   83   85  Expenses   86   88  Recoveries   89   90  Recoveries     Expenses
--------------------------------------------------------------------------------
....  ...   20        20  ...  ...         ...  ...  ...         ...          292
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE  FE  Veh  Info   TI  Roads  Other   Expenditures
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ... ...  ...   ...  ...    ...    ...            ...
-----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                           Total
                  Total                 Total                 Total      2003/04
                  Other              Internal              External    Operating
 81   83   85  Expenses   86   88  Recoveries   89   90  Recoveries     Expenses
--------------------------------------------------------------------------------
....  ...    6         6  ...  ...         ...  ...  ...         ...        7,509
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE  FE  Veh  Info   TI  Roads  Other   Expenditures
-----------------------------------------------------------------------------------
       2,545   ...  ...   ...  ...   8  ...   997  ...    ...    ...          1,005
-----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                           Total
                  Total                 Total                 Total      2003/04
                  Other              Internal              External    Operating
 81   83   85  Expenses   86   88  Recoveries   89   90  Recoveries     Expenses
--------------------------------------------------------------------------------
....  ...  ...       ...  ...  ...        ...  (15)  ...        (15)        1,972
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE  FE  Veh  Info   TI  Roads  Other   Expenditures
-----------------------------------------------------------------------------------
          15   ...  ...   ...  ... ...  ...    15  ...    ...    ...             15
-----------------------------------------------------------------------------------

                          OFFICERS OF THE LEGISLATURE

VOTE 6 OMBUDSMAN ($000)

--------------------------------------------------------------------------------------------------------------------------
                   Total                             Total
                 2002/03                          Salaries
               Operating                               and
Description     Expenses     50   51     52   54  Benefits   55   57   59     60   63   65   67  68   69  70  72   73   75
--------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE         4,549  2,388   15    582  172     3,157  ...   50  ...     55  172  100   10   8   20   7 ...   55  417
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------

                    Total                     Total
                Operating                Government
Description         Costs  77   79   80   Transfers
---------------------------------------------------
TOTAL VOTE            894 ...  ...  ...         ...
---------------------------------------------------



VOTE 7 POLICE COMPLAINT COMMISSIONER ($000)

-------------------------------------------------------------------------------------------------------------------------
                   Total                             Total
                 2002/03                          Salaries
               Operating                               and
Description     Expenses     50   51     52   54  Benefits   55   57   59   60   63   65   67   68   69  70  72   73   75
-------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE         1,101    272  ...    121  161       554  ...   38  ...  200   40   48  ...    4  ...   7 ...   11   83
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------

                    Total                     Total
                Operating                Government
Description         Costs  77   79   80   Transfers
---------------------------------------------------
TOTAL VOTE            431 ...  ...  ...         ...
---------------------------------------------------

                          OFFICERS OF THE LEGISLATURE

--------------------------------------------------------------------------------
                                                                           Total
                  Total                 Total                 Total      2003/04
                  Other              Internal              External    Operating
 81   83   85  Expenses   86   88  Recoveries   89   90  Recoveries     Expenses
--------------------------------------------------------------------------------
....  ...  ...       ...  ...  ...         ...  (1)  ...         (1)        4,050
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
       Total                                                                 Total
     2002/03                                                               2003/04
     Capital                                                               Capital
Expenditures  Land   LI  Bldg  SpE  FE  Veh  Info   TI  Roads  Other  Expenditures
----------------------------------------------------------------------------------
          59   ...  ...   ...  ...   5  ...    57  ...    ...    ...            62
----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                           Total
                  Total                 Total                 Total      2003/04
                  Other              Internal              External    Operating
 81   83   85  Expenses   86   88  Recoveries   89   90  Recoveries     Expenses
--------------------------------------------------------------------------------
....  ...  ...       ...  ...  ...         ...  ...  ...         ...          985
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
       Total                                                                 Total
     2002/03                                                               2003/04
     Capital                                                               Capital
Expenditures  Land   LI  Bldg  SpE  FE  Veh  Info   TI  Roads  Other  Expenditures
----------------------------------------------------------------------------------
          25   ...  ...   ...  ...   5  ...    20  ...    ...    ...            25
----------------------------------------------------------------------------------

                             OFFICE OF THE PREMIER

VOTE 8 OFFICE OF THE PREMIER ($000)



---------------------------------------------------------------------------------------------------------------------
                            Total                              Total
                          2002/03                           Salaries
                        Operating                                and
Description              Expenses      50   51     52   54  Benefits   55     57   59     60  63      65      67   68
---------------------------------------------------------------------------------------------------------------------
INTERGOVERNMENTAL
 RELATIONS SECRETARIAT      3,177   1,429    1    329  ...     1,759  ...    162    7     88   28    401     ...  ...
CROWN AGENCIES
 SECRETARIAT                3,003   1,246  ...    281  ...     1,527  ...     43   47    550   30     89     ...  ...
PUBLIC AFFAIRS BUREAU      33,983  11,033   99  2,446  ...    13,578  ...    378  428  2,977  703  1,094  19,504  ...
EXECUTIVE AND SUPPORT
   SERVICES                 6,899   3,493    5    791   70     4,359  ...    435   50  1,079   77    364     ...  ...
   Premier's Office         2,818   1,766    3    400   70     2,239  ...    335  ...     10   27     96     ...  ...
   Executive Operations     4,081   1,727    2    391  ...     2,120  ...    100   50  1,069   50    268     ...  ...
---------------------------------------------------------------------------------------------------------------------
TOTAL VOTE                 47,062  17,201  105  3,847   70    21,223  ...  1,018  532  4,694  838  1,948  19,504  ...
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                                                      Total                      Total
                                                  Operating                 Government
Description              69   70   72   73     75     Costs   77   79   80   Transfers   81   83   85
-----------------------------------------------------------------------------------------------------
INTERGOVERNMENTAL
 RELATIONS SECRETARIAT  ...    6  ...   16     45       753   95  ...  ...          95  ...  ...   58
CROWN AGENCIES
 SECRETARIAT            ...  ...  ...    4    165       928  ...  ...  ...         ...  ...  ...   23
PUBLIC AFFAIRS BUREAU    78    6  ...  280  1,441    26,889   46    5  ...          51  ...  ...  328
EXECUTIVE AND SUPPORT
   SERVICES             ...  ...  ...   22     82     2,109  ...  ...  ...         ...  ...  ...  215
   Premier's Office     ...  ...  ...    6    ...       474  ...  ...  ...         ...  ...  ...  105
   Executive Operations ...  ...  ...   16     82     1,635  ...  ...  ...         ...  ...  ...  110
-----------------------------------------------------------------------------------------------------
TOTAL VOTE               78   12  ...  322  1,733    30,679  141    5  ...         146  ...  ...  624
-----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
                                                                 Total
   Total                   Total                    Total      2003/04
   Other                Internal                 External    Operating
Expenses   86     88  Recoveries     89    90  Recoveries     Expenses
----------------------------------------------------------------------
      58  ...  (175)       (175)    ...  (10)        (10)        2,480
      23  ...    ...         ...    ...   ...         ...        2,478
     328  ...   (40)        (40)  (177)   ...       (177)       40,629
     215  ...    ...         ...    ...   ...         ...        6,683
     105  ...    ...         ...    ...   ...         ...        2,818
     110  ...    ...         ...    ...   ...         ...        3,865
----------------------------------------------------------------------
     624  ...  (215)       (215)  (177)  (10)       (187)       52,270
----------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
          30   ...  ...   ...  ...   10  ...    15  ...    ...    ...            25
          18   ...  ...   ...  ...    8  ...    10  ...    ...    ...            18
         690   ...  ...   ...  ...   10  ...   475  ...    ...    ...           485
          81   ...  ...   ...  ...   18  ...    63  ...    ...    ...            81
           5   ...  ...   ...  ...    5  ...   ...  ...    ...    ...             5
          76   ...  ...   ...  ...   13  ...    63  ...    ...    ...            76
-----------------------------------------------------------------------------------
         819   ...  ...   ...  ...   46  ...   563  ...    ...    ...           609
-----------------------------------------------------------------------------------

                         MINISTRY OF ADVANCED EDUCATION

VOTE 9 MINISTRY OPERATIONS ($000)

---------------------------------------------------------------------------------------------------------------------------
                                    Total                              Total
                                  2002/03                           Salaries
                                Operating                                and
Description                      Expenses      50   51     52   54  Benefits   55   57   59   60     63   65   67   68   69
---------------------------------------------------------------------------------------------------------------------------
EDUCATIONAL INSTITUTIONS
 AND ORGANIZATIONS              1,407,232     ...  ...    ...  ...       ...  ...  ...  ...  ...    ...  ...  ...  ...  ...
INDUSTRY TRAINING AND
 APPRENTICESHIP                    71,570     ...  ...    ...  ...       ...  ...  ...  ...  ...    ...  ...  ...  ...  ...
STUDENT FINANCIAL
 ASSISTANCE PROGRAMS              156,756     ...  ...    ...  ...       ...  ...  ...  ...  ...    ...  ...  ...  ...  ...
DEBT SERVICE COSTS AND
 AMORTIZATION OF PREPAID
 CAPITAL ADVANCES                 239,100     ...  ...    ...  ...       ...  ...  ...  ...  ...    ...  ...  ...  ...  ...
   Debt Service Costs             145,000     ...  ...    ...  ...       ...  ...  ...  ...  ...    ...  ...  ...  ...  ...
   Amortization of Prepaid
    Capital Advances               94,100     ...  ...    ...  ...       ...  ...  ...  ...  ...    ...  ...  ...  ...  ...
EXECUTIVE AND SUPPORT SERVICES     24,669  10,399  ...  2,308   39    12,746  ...  371  235  763  1,627  629  ...   50    2
   Minister's Office                  435     251  ...     51   39       341  ...   49    5  ...     20   15  ...  ...    2
   Program Management              24,234  10,148  ...  2,257  ...    12,405  ...  322  230  763  1,607  614  ...   50  ...
---------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE                      1,899,327  10,399  ...  2,308   39    12,746  ...  371  235  763  1,627  629  ...   50    2
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                                                           Total
                                                       Operating
Description                      70   72      73   75      Costs       77         79
------------------------------------------------------------------------------------
EDUCATIONAL INSTITUTIONS
 AND ORGANIZATIONS              ...  ...     ...  ...        ...      ...  1,413,805
INDUSTRY TRAINING AND
 APPRENTICESHIP                 ...  ...     ...  ...        ...      ...        ...
STUDENT FINANCIAL
 ASSISTANCE PROGRAMS            ...  ...     ...  ...        ...  134,215      2,940
DEBT SERVICE COSTS AND
 AMORTIZATION OF PREPAID
 CAPITAL ADVANCES               ...  ...  94,200  ...     94,200      ...        ...
   Debt Service Costs           ...  ...     ...  ...        ...      ...        ...
   Amortization of Prepaid
    Capital Advances            ...  ...  94,200  ...     94,200      ...        ...
EXECUTIVE AND SUPPORT SERVICES  ...  ...   1,146  ...      4,823      280        ...
   Minister's Office            ...  ...       3  ...         94      ...        ...
   Program Management           ...  ...   1,143  ...      4,729      280        ...
------------------------------------------------------------------------------------
TOTAL VOTE                      ...  ...  95,346  ...     99,023  134,495  1,416,745
------------------------------------------------------------------------------------



SPECIAL ACCOUNTS ($000)

---------------------------------------------------------------------------------------------------------------------------
                                    Total                              Total
                                  2002/03                           Salaries
                                Operating                                and
Description                      Expenses      50   51     52   54  Benefits   55   57   59   60     63   65   67   68   69
---------------------------------------------------------------------------------------------------------------------------
INDUSTRY TRAINING AND
 APPRENTICESHIP                    78,907   2,029   22    459  ...     2,510    5  150  124  431    497  100  ...  150  ...
---------------------------------------------------------------------------------------------------------------------------
TOTAL SPECIAL ACCOUNTS             78,907   2,029   22    459  ...     2,510    5  150  124  431    497  100  ...  150  ...
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

                                                           Total
                                                       Operating
Description                      70   72      73   75      Costs       77         79
------------------------------------------------------------------------------------
INDUSTRY TRAINING AND
 APPRENTICESHIP                  20  ...     161  509      2,147      ...     66,088
------------------------------------------------------------------------------------
TOTAL SPECIAL ACCOUNTS           20  ...     161  509      2,147      ...     66,088
------------------------------------------------------------------------------------

                         MINISTRY OF ADVANCED EDUCATION

------------------------------------------------------------------------------------------------------------------
                                                                                                             Total
            Total                              Total                 Total                       Total     2003/04
       Government                              Other              Internal                    External   Operating
   80   Transfers      81       83      85  Expenses   86   88  Recoveries   89         90  Recoveries    Expenses
------------------------------------------------------------------------------------------------------------------
  ...   1,413,805     ...      ...     ...       ...  ...  ...         ...  ...   (13,000)    (13,000)   1,400,805
  ...         ...  73,781      ...     ...    73,781  ...  ...         ...  ...        ...         ...      73,781
  ...     137,155     ...   15,100  18,174    33,274  ...  ...         ...  ...    (5,000)     (5,000)     165,429
  ...         ...     ...  142,300     ...   142,300  ...  ...         ...  ...        ...         ...     236,500
  ...         ...     ...  142,300     ...   142,300  ...  ...         ...  ...        ...         ...     142,300
  ...         ...     ...      ...     ...       ...  ...  ...         ...  ...        ...         ...      94,200
  ...         280   4,657      ...     ...     4,657  ...  ...         ...  ...       (14)        (14)      22,492
  ...         ...     ...      ...     ...       ...  ...  ...         ...  ...        ...         ...         435
  ...         280   4,657      ...     ...     4,657  ...  ...         ...  ...       (14)        (14)      22,057
------------------------------------------------------------------------------------------------------------------
  ...   1,551,240  78,438  157,400  18,174   254,012  ...  ...         ...  ...   (18,014)    (18,014)   1,899,007
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
       Total                                                                   Total
     2002/03                                                                 2003/04
     Capital                                                                 Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info    TI  Roads  Other  Expenditures
------------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...    ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...    ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...    ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...    ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...    ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...    ...  ...    ...    ...           ...
       1,640   ...  ...   ...  ...  100  ...  1,720  560    ...    ...         2,380
         ...   ...  ...   ...  ...  ...  ...    ...  ...    ...    ...           ...
       1,640   ...  ...   ...  ...  100  ...  1,720  560    ...    ...         2,380
------------------------------------------------------------------------------------
       1,640   ...  ...   ...  ...  100  ...  1,720  560    ...    ...         2,380
------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------
                                                                                                                Total
            Total                              Total                 Total                           Total    2003/04
       Government                              Other              Internal                        External  Operating
   80   Transfers      81       83      85  Expenses   86   88  Recoveries        89        90  Recoveries   Expenses
---------------------------------------------------------------------------------------------------------------------
7,693      73,781     ...      ...     ...       ...  ...  ...         ...       ...       ...         ...     78,438
---------------------------------------------------------------------------------------------------------------------
7,693      73,781     ...      ...     ...       ...  ...  ...         ...       ...       ...         ...     78,438
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
       Total                                                                    Total
     2002/03                                                                  2003/04
     Capital                                                                  Capital
Expenditures  Land   LI  Bldg  SpE   FE    Veh  Info   TI  Roads  Other  Expenditures
-------------------------------------------------------------------------------------
         850   ...  ...   ...  ...  ...    ...   190  ...    ...    ...           190
-------------------------------------------------------------------------------------
         850   ...  ...   ...  ...  ...    ...   190  ...    ...    ...           190
-------------------------------------------------------------------------------------

                   MINISTRY OF AGRICULTURE, FOOD AND FISHERIES


VOTE 10 MINISTRY OPERATIONS ($000)

-------------------------------------------------------------------------------------------------------------------------------
                                      Total                              Total
                                    2002/03                           Salaries
                                  Operating                                and
Description                        Expenses      50   51     52   54  Benefits   55     57   59     60     63     65   67   68
-------------------------------------------------------------------------------------------------------------------------------
INDUSTRY COMPETITIVENESS             14,297   2,501   14    565  ...     3,080  ...    208  ...    520     30     72  ...  ...
  Industry Competitiveness            5,647   2,501   14    565  ...     3,080  ...    208  ...    520     30     72  ...  ...
  Okanagan Valley Tree Fruit
  Authority                           8,650     ...  ...    ...  ...       ...  ...    ...  ...    ...    ...    ...  ...  ...
FISHERIES AND AQUACULTURE
 MANAGEMENT                           4,871   2,479   10    556  ...     3,045  ...    190  ...    763     19     61  ...  ...
FOOD SAFETY AND QUALITY               6,642   3,091   15    699  ...     3,805  ...    184  ...     77     10     55  ...  ...
ENVIRONMENTAL SUSTAINABILITY
 AND RESOURCE DEVELOPMENT             8,362   3,968   18    897  ...     4,883  ...    277  ...    121     67    344  ...  ...
RISK MANAGEMENT                      20,461   1,849    1    418  ...     2,268  293    127  ...    451     42     86  ...  ...
  National Safety Net Programs       19,479   1,532    1    346  ...     1,879    5    100  ...    265     40     40  ...  ...
  BC Marketing Board                    982     317  ...     72  ...       389  288     27  ...    186      2     46  ...  ...
EXECUTIVE AND SUPPORT SERVICES        9,408   4,325   25    974   39     5,363  ...    323  189    591  1,436    526  ...   34
  Minister's Office                     434     214  ...     48   39       301  ...     62  ...    ...     18      8  ...  ...
  Corporate Services                  8,974   4,111   25    926  ...     5,062  ...    261  189    591  1,418    518  ...   34
-------------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE                           64,041  18,213   83  4,109   39    22,444  293  1,309  189  2,523  1,604  1,144  ...   34
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

                                                                  Total                         Total
                                                              Operating                    Government
Description                        69   70   72     73     75     Costs      77   79   80   Transfers   81   83
---------------------------------------------------------------------------------------------------------------
INDUSTRY COMPETITIVENESS            8  ...  ...      9    432     1,279     227  ...  ...         227  ...  ...
  Industry Competitiveness          8  ...  ...      9    432     1,279     227  ...  ...         227  ...  ...
  Okanagan Valley Tree Fruit
  Authority                       ...  ...  ...    ...    ...       ...     ...  ...  ...         ...  ...  ...
FISHERIES AND AQUACULTURE
 MANAGEMENT                        87   35  ...    310    217     1,682     325  ...  ...         325  ...  ...
FOOD SAFETY AND QUALITY           344   32  ...    365    969     2,036     398  ...  ...         398  ...  ...
ENVIRONMENTAL SUSTAINABILITY
 AND RESOURCE DEVELOPMENT          51  180  ...    333  1,155     2,528      55  ...  ...          55  ...  ...
RISK MANAGEMENT                    30   15  ...    236    233     1,513  13,962  ...  ...      13,962  ...  ...
  National Safety Net Programs     30   15  ...    234    176       905  13,962  ...  ...      13,962  ...  ...
  BC Marketing Board              ...  ...  ...      2     57       608     ...  ...  ...         ...  ...  ...
EXECUTIVE AND SUPPORT SERVICES     22   47  ...    318    429     3,915       6  ...  ...           6  ...  ...
  Minister's Office                 1  ...  ...    ...    ...        89     ...  ...  ...         ...  ...  ...
  Corporate Services               21   47  ...    318    429     3,826       6  ...  ...           6  ...  ...
---------------------------------------------------------------------------------------------------------------
TOTAL VOTE                        542  309  ...  1,571  3,435    12,953  14,973  ...  ...      14,973  ...  ...
---------------------------------------------------------------------------------------------------------------



SPECIAL ACCOUNTS ($000)

------------------------------------------------------------------------------------------------------------------------------
                                      Total                              Total
                                    2002/03                           Salaries
                                  Operating                                and
Description                        Expenses      50   51     52   54  Benefits   55     57   59     60     63     65   67   68
------------------------------------------------------------------------------------------------------------------------------
LIVESTOCK PROTECTION                     20     ...  ...    ...   ...      ...  ...    ...  ...      1    ...    ...  ...  ...
------------------------------------------------------------------------------------------------------------------------------
TOTAL SPECIAL ACCOUNT                    20     ...  ...    ...   ...      ...  ...    ...  ...      1    ...    ...  ...  ...
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

                                                                  Total                         Total
                                                              Operating                    Government
Description                        69   70   72     73     75     Costs      77   79   80   Transfers   81   83
---------------------------------------------------------------------------------------------------------------
LIVESTOCK PROTECTION                2  ...  ...    ...    ...         3     ...   17  ...          17  ...  ...
---------------------------------------------------------------------------------------------------------------
TOTAL SPECIAL ACCOUNT               2  ...  ...    ...    ...         3     ...   17  ...          17  ...  ...
---------------------------------------------------------------------------------------------------------------

                    MINISTRY OF AGRICULTURE, FOOD AND FISHERIES

-------------------------------------------------------------------------------------
                                                                                Total
              Total                   Total                         Total     2003/04
              Other                Internal                      External   Operating
85         Expenses    86    88   Recoveries    89        90   Recoveries    Expenses
-------------------------------------------------------------------------------------
 35              35   ...   ...          ...   ...      (17)         (17)       4,604
 35              35   ...   ...          ...   ...      (17)         (17)       4,604
....             ...   ...   ...          ...   ...       ...          ...         ...
 94              94   ...   ...          ...   ...       ...          ...       5,146
....             ...   ...   ...          ...   ...      (50)         (50)       6,189
....             ...   ...   ...          ...   ...       ...          ...       7,466
....             ...   ...   ...          ...   ...   (1,414)      (1,414)      16,329
....             ...   ...   ...          ...   ...   (1,411)      (1,411)      15,335
....             ...   ...   ...          ...   ...       (3)          (3)         994
190             190   ...   ...          ...   ...      (75)         (75)       9,399
....             ...   ...   ...          ...   ...       ...          ...         390
190             190   ...   ...          ...   ...      (75)         (75)       9,009
-------------------------------------------------------------------------------------
319             319   ...   ...          ...   ...   (1,556)      (1,556)      49,133
-------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
       Total                                                                             Total
     2002/03                                                                           2003/04
     Capital                                                                           Capital
Expenditures   Land    LI   Bldg   SpE    FE   Veh   Info    TI   Roads   Other   Expenditures
----------------------------------------------------------------------------------------------
          75    ...   ...    ...   ...    20   ...     50   ...     ...     ...             70
          75    ...   ...    ...   ...    20   ...     50   ...     ...     ...             70
         ...    ...   ...    ...   ...   ...   ...    ...   ...     ...     ...            ...
         225    ...   ...    ...   148    20    76    250   ...     ...     ...            494
         386    ...   ...    ...   175    25   ...    100   ...     ...     ...            300
         140    ...   ...    ...   ...    37   630    ...   ...     ...     ...            667
         179    ...   ...    ...   ...    21    54    291   ...     ...     ...            366
         177    ...   ...    ...   ...    19    54    291   ...     ...     ...            364
           2    ...   ...    ...   ...     2   ...    ...   ...     ...     ...              2
         225    ...   ...    ...   ...    38   ...    ...    55     ...     ...             93
         ...    ...   ...    ...   ...   ...   ...    ...   ...     ...     ...            ...
         225    ...   ...    ...   ...    38   ...    ...    55     ...     ...             93
----------------------------------------------------------------------------------------------
       1,230    ...   ...    ...   323   161   760    691    55     ...     ...          1,990
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                                                Total
              Total                   Total                         Total     2003/04
              Other                Internal                      External   Operating
85         Expenses    86    88   Recoveries    89        90   Recoveries    Expenses
-------------------------------------------------------------------------------------
....             ...   ...   ...          ...   ...       ...          ...          20
....             ...   ...   ...          ...   ...       ...          ...          20
-------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
       Total                                                                             Total
     2002/03                                                                           2003/04
     Capital                                                                           Capital
Expenditures   Land    LI   Bldg   SpE    FE   Veh   Info    TI   Roads   Other   Expenditures
----------------------------------------------------------------------------------------------
         ...    ...   ...    ...   ...   ...   ...    ...   ...     ...     ...            ...
         ...    ...   ...    ...   ...   ...   ...    ...   ...     ...     ...            ...
----------------------------------------------------------------------------------------------

                         MINISTRY OF ATTORNEY GENERAL

VOTE 11 MINISTRY OPERATIONS ($000)

--------------------------------------------------------------------------
                                        Total
                                      2002/03
                                    Operating
Description                          Expenses       50     51      52   54
--------------------------------------------------------------------------
COURT SERVICES                        141,794   55,221    905  12,602  ...
  Registry and Trial Support          111,987   35,166    572   8,079  ...
  Security and Escorts                 29,807   20,055    333   4,523  ...
LEGAL SERVICES                         23,126   21,992    160   4,958  ...
PROSECUTION SERVICES                   83,357   47,481    516  10,921  ...
JUSTICE SERVICES                       99,361    8,827    ...   1,996  ...
EXECUTIVE AND SUPPORT SERVICES         66,780   15,125     44   3,672   39
  Minister's Office                       681      329      1      83   39
  Corporate Services                   48,379   11,915     26   2,939  ...
  Agencies, Boards and Commissions     17,720    2,881     17     650  ...
--------------------------------------------------------------------------
    TOTAL VOTE                        414,418  148,646  1,625  34,149   39
--------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                       Total
                                    Salaries
                                         and
Description                         Benefits     55     57      59      60     63     65   67   68     69     70   72     73      75
------------------------------------------------------------------------------------------------------------------------------------
COURT SERVICES                        68,728  2,076  1,423   1,722   2,313    963  2,611  ...  ...    894  1,080  ...  4,198  50,133
  Registry and Trial Support          43,817  1,016    609   1,659   1,527    862  2,390  ...  ...    405     76  ...  3,200  49,984
  Security and Escorts                24,911  1,060    814      63     786    101    221  ...  ...    489  1,004  ...    998     149
LEGAL SERVICES                        27,110     30    700     315  27,226    505  1,507  ...  139    ...    ...  ...    621   2,679
PROSECUTION SERVICES                  58,918  2,173  1,001     848   5,952    178  1,850  ...  ...    405     98  ...    687   6,518
JUSTICE SERVICES                      10,823      7    295     197   1,195    471    454  ...  ...      6     73  ...    140   1,772
EXECUTIVE AND SUPPORT SERVICES        18,880    815    791  20,043     846  2,804  1,125   80   84     27      9  ...  3,112   3,175
  Minister's Office                      452    ...    165     ...     ...     26     11  ...  ...      3      3  ...      6     ...
  Corporate Services                  14,880    ...    496  19,953     492  2,732    820  ...   12     16      6  ...  3,015   2,386
  Agencies, Boards and Commissions     3,548    815    130      90     354     46    294   80   72      8    ...  ...     91     789
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL VOTE                       184,459  5,101  4,210  23,125  37,532  4,921  7,547   80  223  1,332  1,260  ...  8,758  64,277
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                                        Total
                                    Operating
Description                             Costs      77   79
----------------------------------------------------------
COURT SERVICES                         67,413     ...  ...
  Registry and Trial Support           61,728     ...  ...
  Security and Escorts                  5,685     ...  ...
LEGAL SERVICES                         33,722       6  ...
PROSECUTION SERVICES                   19,710     ...  ...
JUSTICE SERVICES                        4,610  64,019  ...
EXECUTIVE AND SUPPORT SERVICES         32,911   1,507   52
  Minister's Office                       214     ...  ...
  Corporate Services                   29,928     280   52
  Agencies, Boards and Commissions      2,769   1,227  ...
----------------------------------------------------------
    TOTAL VOTE                        158,366  65,532   52
----------------------------------------------------------


VOTE 12 TREATY NEGOTIATIONS OFFICE ($000)

----------------------------------------------------------------
                                   Total
                                 2002/03
                               Operating
Description                     Expenses     50   51     52   54
----------------------------------------------------------------
TREATY NEGOTIATIONS OFFICE        53,303  6,400  ...  1,500  ...
  Negotiations                    22,954  6,400  ...  1,500  ...
  Treaty Settlement and
    Implementation Costs          20,349    ...  ...    ...  ...
  Economic Measures               10,000    ...  ...    ...  ...
----------------------------------------------------------------
    TOTAL VOTE                    53,303  6,400  ...  1,500  ...
----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                  Total
                               Salaries                                                                         Total
                                    and                                                                     Operating
Description                    Benefits   55   57   59     60   63   65   67   68   69   70   72   73   75      Costs   77      79
----------------------------------------------------------------------------------------------------------------------------------
TREATY NEGOTIATIONS OFFICE        7,900   10  950  562  1,244  161  690  ...   27    2   10  ...   90  487      4,233  100  21,611
  Negotiations                    7,900  ...  950  562  1,206  161  680  ...   27    2   10  ...   90  487      4,175  100   7,861
  Treaty Settlement and
    Implementation Costs            ...   10  ...  ...     38  ...   10  ...  ...  ...  ...  ...  ...  ...         58  ...   3,750
  Economic Measures                 ...  ...  ...  ...    ...  ...  ...  ...  ...  ...  ...  ...  ...  ...        ...  ...  10,000
----------------------------------------------------------------------------------------------------------------------------------
    TOTAL VOTE                    7,900   10  950  562  1,244  161  690  ...   27    2   10  ...   90  487      4,233  100  21,611
----------------------------------------------------------------------------------------------------------------------------------


VOTE 13 JUDICIARY ($000)

-----------------------------------------------------------------
                                   Total
                                 2002/03
                               Operating
Description                     Expenses      50   51     52   54
-----------------------------------------------------------------
JUDICIARY                         51,179  37,081   46  8,394  ...
  Superior Courts                 11,688   7,844   38  1,773  ...
  Provincial Courts               39,491  29,237    8  6,621  ...
-----------------------------------------------------------------
    TOTAL VOTE                    51,179  37,081   46  8,394  ...
-----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                  Total
                               Salaries                                                                           Total
                                    and                                                                       Operating
Description                    Benefits   55     57   59   60   63     65   67   68   69   70   72   73   75      Costs   77   79
---------------------------------------------------------------------------------------------------------------------------------
JUDICIARY                        45,521  128  1,481  605  184  891  1,153  ...    6   85   50  ...  851  454      5,888    6  ...
  Superior Courts                 9,655  ...    176  321  113  684    475  ...    3   12    5  ...  473  ...      2,262  ...  ...
  Provincial Courts              35,866  128  1,305  284   71  207    678  ...    3   73   45  ...  378  454      3,626    6  ...
---------------------------------------------------------------------------------------------------------------------------------
    TOTAL VOTE                   45,521  128  1,481  605  184  891  1,153  ...    6   85   50  ...  851  454      5,888    6  ...
---------------------------------------------------------------------------------------------------------------------------------

                        MINISTRY OF ATTORNEY GENERAL

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Total
               Total                            Total                          Total                          Total    2003/04
          Government                            Other                       Internal                       External  Operating
    80     Transfers       81     83     85  Expenses     86        88    Recoveries      89       90    Recoveries   Expenses
------------------------------------------------------------------------------------------------------------------------------
   ...           ...      ...    ...    403       403    ...       ...           ...     ...  (1,247)       (1,247)    135,297
   ...           ...      ...    ...    202       202    ...       ...           ...     ...    (647)         (647)    105,100
   ...           ...      ...    ...    201       201    ...       ...           ...     ...    (600)         (600)     30,197
   ...             6      ...    ...    280       280    ...  (44,952)      (44,952)   (661)      ...         (661)     15,505
   ...           ...      ...    ...    931       931    ...   (1,720)       (1,720)     ...      ...           ...     77,839
13,733        77,752      ...    ...     23        23    ...       ...           ...     ...  (1,976)       (1,976)     91,232
   338         1,897    6,497    ...    113     6,610    ...      (64)          (64)     ...    (117)         (117)     60,117
   ...           ...      ...    ...    ...       ...    ...       ...           ...     ...      ...           ...        666
   338           670      ...    ...    108       108    ...      (64)          (64)     ...    (117)         (117)     45,405
   ...         1,227    6,497    ...      5     6,502    ...       ...           ...     ...      ...           ...     14,046
------------------------------------------------------------------------------------------------------------------------------
14,071        79,655    6,497    ...  1,750     8,247    ...  (46,736)      (46,736)   (661)  (3,340)       (4,001)    379,990
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
        Total                                                                                      Total
      2002/03                                                                                    2003/04
      Capital                                                                                    Capital
 Expenditures   Land    LI   Bldg    SpE     FE    Veh    Info      TI    Roads   Other     Expenditures
---------------------------------------------------------------------------------------------------------
        9,829   ...    ...    ...    959     90    240     685   2,025      ...     ...            3,999
        7,510   ...    ...    ...    421     90    ...     685   2,025      ...     ...            3,221
        2,319   ...    ...    ...    538    ...    240     ...     ...      ...     ...              778
          231   ...    ...    ...    ...     23    ...     ...     ...      ...     ...               23
        1,599   ...    ...    ...     13     95    ...   1,500     382      ...     ...            1,990
          593   ...    ...    ...    ...    ...    ...     360     ...      ...     ...              360
        6,055   ...    ...    ...     10     16    ...   1,652     300      ...     ...            1,978
          ...   ...    ...    ...    ...    ...    ...     ...     ...      ...     ...              ...
        6,055   ...    ...    ...     10      1    ...   1,552     300      ...     ...            1,863
          ...   ...    ...    ...    ...     15    ...     100     ...      ...     ...              115
---------------------------------------------------------------------------------------------------------
       18,307   ...    ...    ...    982    224    240   4,197   2,707      ...     ...            8,350
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                                    Total
          Total                       Total                    Total                     Total    2003/04
     Government                       Other                 Internal                  External  Operating
 80   Transfers   81    83     85  Expenses   86     88   Recoveries   89      90   Recoveries   Expenses
----------------------------------------------------------------------------------------------------------
....      21,711  ...   ...  2,451    2,451   ...    ...          ...  ...  (1,630)     (1,630)     34,665
....       7,961  ...   ...    ...      ...   ...    ...          ...  ...     (72)        (72)     19,964
....       3,750  ...   ...  2,451    2,451   ...    ...          ...  ...  (1,558)     (1,558)      4,701
....      10,000  ...   ...    ...      ...   ...    ...          ...  ...     ...          ...     10,000
---------------------------------------------------------------------------------------------------------
....      21,711  ...   ...  2,451    2,451   ...    ...          ...  ...  (1,630)     (1,630)     34,665
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
        Total                                                                                   Total
      2002/03                                                                                 2003/04
      Capital                                                                                 Capital
 Expenditures   Land    LI   Bldg    SpE     FE    Veh    Info   TI    Roads   Other     Expenditures
-----------------------------------------------------------------------------------------------------
          100   ...    ...    ...    ...    ...    ...     ...  ...      ...     ...              ...
          100   ...    ...    ...    ...    ...    ...     ...  ...      ...     ...              ...
          ...   ...    ...    ...    ...    ...    ...     ...  ...      ...     ...              ...
          ...   ...    ...    ...    ...    ...    ...     ...  ...      ...     ...              ...
-----------------------------------------------------------------------------------------------------
          100   ...    ...    ...    ...    ...    ...     ...  ...      ...     ...              ...
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                                      Total
              Total                       Total                    Total                   Total    2003/04
         Government                       Other                 Internal                External  Operating
   80     Transfers   81    83     85  Expenses   86     88   Recoveries   89    90   Recoveries   Expenses
-----------------------------------------------------------------------------------------------------------
  207           213  ...   ...     14       14   ...    ...          ...  ...   ...          ...     51,636
  ...           ...  ...   ...      5        5   ...    ...          ...  ...   ...          ...     11,922
  207           213  ...   ...      9        9   ...    ...          ...  ...   ...          ...     39,714
-----------------------------------------------------------------------------------------------------------
  207           213  ...   ...     14       14   ...    ...          ...  ...   ...          ...     51,636
-----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
       Total                                                                             Total
     2002/03                                                                           2003/04
     Capital                                                                           Capital
Expenditures  Land   LI   Bldg   SpE    FE   Veh   Info     TI   Roads   Other    Expenditures
----------------------------------------------------------------------------------------------
         591   ...   ...   ...   ...   142   ...    439    ...     ...     ...             581
         519   ...   ...   ...   ...    70   ...    399    ...     ...     ...             469
          72   ...   ...   ...   ...    72   ...     40    ...     ...     ...             112
----------------------------------------------------------------------------------------------
         591   ...   ...   ...   ...   142   ...    439    ...     ...     ...             581
----------------------------------------------------------------------------------------------

                       MINISTRY OF ATTORNEY GENERAL

VOTE 14 STATUTORY SERVICES ($000)

-----------------------------------------------------------------------------------------------------------------
                               Total                                  Total
                             2002/03                               Salaries
                           Operating                                    and
   Description              Expenses       50   51      52    54   Benefits    55    57    59      60    63    65
-----------------------------------------------------------------------------------------------------------------
CROWN PROCEEDING ACT          30,000      ...  ...     ...   ...        ...   ...   ...   ...     ...   ...   ...
-----------------------------------------------------------------------------------------------------------------
   TOTAL VOTE                 30,000      ...  ...     ...   ...        ...   ...   ...   ...     ...   ...   ...
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                                     Total
                                                                 Operating
   Description              67    68    69   70   72   73    75      Costs    77    79
--------------------------------------------------------------------------------------
CROWN PROCEEDING ACT       ...   ...   ...  ...  ...  ...   ...        ...   ...   ...
--------------------------------------------------------------------------------------
   TOTAL VOTE              ...   ...   ...  ...  ...  ...   ...        ...   ...   ...
--------------------------------------------------------------------------------------

SPECIAL ACCOUNTS ($000)

-----------------------------------------------------------------------------------------------------------------
                               Total                                  Total
                             2002/03                               Salaries
                           Operating                                    and
   Description              Expenses       50   51      52    54   Benefits    55    57    59      60    63    65
-----------------------------------------------------------------------------------------------------------------
PUBLIC GUARDIAN AND
TRUSTEE OF
BRITISH COLUMBIA              18,048   10,614  108   2,471   ...     13,193   ...   113   339   1,871   515   585
-----------------------------------------------------------------------------------------------------------------
    TOTAL SPECIAL ACCOUNTS    18,048   10,614  108   2,471   ...     13,193   ...   113   339   1,871   515   585
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                     Total
                                                                 Operating
   Description              67    68    69   70   72   73    75      Costs     77    79
-----------------------------------------------------------------------------------------
PUBLIC GUARDIAN AND
TRUSTEE OF
BRITISH COLUMBIA           ...     7    11  ...  ...  483   1,437      5,361   100   ...
-----------------------------------------------------------------------------------------
    TOTAL SPECIAL ACCOUNTS ...     7    11  ...  ...  483   1,437      5,361   100   ...
-----------------------------------------------------------------------------------------

                        MINISTRY OF ATTORNEY GENERAL

------------------------------------------------------------------------------------------------------------
                                                                                                       Total
              Total                       Total                    Total                   Total     2003/04
         Government                       Other                 Internal                External   Operating
   80     Transfers   81    83      85  Expenses    86    88   Recoveries   89    90   Recoveries   Expenses
------------------------------------------------------------------------------------------------------------
  ...           ...  ...   ...  28,700    28,700   ...   ...          ...  ...   ...          ...     28,700
------------------------------------------------------------------------------------------------------------
  ...           ...  ...   ...  28,700    28,700   ...   ...          ...  ...   ...          ...     28,700
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
       Total                                                                          Total
     2002/03                                                                        2003/04
     Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
         ...    ...  ...    ...   ...  ...   ...    ...  ...     ...     ...            ...
-------------------------------------------------------------------------------------------
         ...    ...  ...    ...   ...  ...   ...    ...  ...     ...     ...            ...
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                                         Total
              Total                       Total                    Total                     Total     2003/04
         Government                       Other                 Internal                  External   Operating
   80     Transfers   81    83      85  Expenses    86    88   Recoveries   89    90     Recoveries   Expenses
--------------------------------------------------------------------------------------------------------------
 ...            100  ...   ...     291       291   ...   ...          ...  ...   (1,594)    (1,594)     17,351
--------------------------------------------------------------------------------------------------------------
 ...            100  ...   ...     291       291   ...   ...          ...  ...   (1,594)    (1,594)     17,351
--------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
       Total                                                                          Total
     2002/03                                                                        2003/04
     Capital                                                                        Capital
Expenditures   Land   LI   Bldg   SpE   FE   Veh   Info   TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------
         524    ...  ...    ...   ...   24   ...   865   ...   ...     ...              889
-------------------------------------------------------------------------------------------
         524    ...  ...    ...   ...   24   ...   865   ...   ...     ...              889
-------------------------------------------------------------------------------------------

                   MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

VOTE 15 MINISTRY OPERATIONS ($000)

-----------------------------------------------------------------------------------------------------------------------------------
                                     Total                                       Total
                                   2002/03                                    Salaries
                                 Operating                                         and
Description                       Expenses        50      51       52    54   Benefits    55      57       59      60     63     65
-----------------------------------------------------------------------------------------------------------------------------------
COMMUNITY LIVING SERVICES          630,800     7,064     157    1,596   ...      8,817   ...     164      ...     683  1,768    115
CHILD AND FAMILY DEVELOPMENT       814,724   161,822   2,479   36,672   ...    200,973   ...   6,332   30,401   3,444  3,934  5,045
PROVINCIAL SERVICES                118,928    35,121   1,816    7,964   ...     44,901   ...     427      886     142    ...    822
EXECUTIVE AND SUPPORT SERVICES      23,092     5,778     142    1,322    64      7,306   ...     276    3,697   1,648    496    637
   Ministers' Office                   730       387       8       87    64        546   ...      94      ...     ...     53     27
   Corporate Services               22,362     5,391     134    1,235   ...      6,760   ...     182    3,697   1,648    443    610
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL VOTE                    1,587,544   209,785   4,594   47,554    64    261,997   ...   7,199   34,984   5,917  6,198  6,619
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                        Total
                                                                                    Operating
Description                       67    68      69      70    72       73       75      Costs       77       79          80
----------------------------------------------------------------------------------------------------------------------------
COMMUNITY LIVING SERVICES        ...     3     112      59   ...      687    1,429      5,020    1,174    5,129     535,160
CHILD AND FAMILY DEVELOPMENT     ...    94     179     863   ...   10,017   25,640     85,949    1,606   29,402     520,528
PROVINCIAL SERVICES              ...   ...   2,227     408   ...       45    9,320     14,277   37,102       77      18,423
EXECUTIVE AND SUPPORT SERVICES   ...   ...     ...     ...   ...    1,134      651      8,539      125      ...         273
   Ministers' Office             ...   ...     ...     ...   ...       10      ...        184      ...      ...         ...
   Corporate Services            ...   ...     ...     ...   ...    1,124      651      8,355      125      ...         273
----------------------------------------------------------------------------------------------------------------------------
   TOTAL VOTE                    ...    97   2,518   1,330   ...   11,883   37,040    113,785   40,007   34,608   1,074,384
----------------------------------------------------------------------------------------------------------------------------

                MINISTRY OF CHILDREN AND FAMILY DEVELOPMENT

------------------------------------------------------------------------------------------------------------
                                                                                                       Total
     Total                       Total                       Total                         Total     2003/04
Government                       Other                    Internal                      External   Operating
 Transfers   81    83      85 Expenses    86        88  Recoveries    89         90   Recoveries    Expenses
------------------------------------------------------------------------------------------------------------
  541,463   ...   ...     ...      ...   ...       ...         ...   ...    (2,000)      (2,000)     553,300
  551,536   ...   ...   1,517    1,517   ...   (1,484)     (1,484)   ...   (68,984)     (68,984)     769,507
   55,602   ...   ...       8        8   ...   (1,004)     (1,004)   ...    (3,702)      (3,702)     110,082
      398   ...   ...   2,384    2,384   ...       ...         ...   ...       (44)         (44)      18,583
      ...         ...     ...      ...   ...       ...         ...   ...        ...          ...         730
      398   ...   ...   2,384    2,384   ...       ...         ...   ...       (44)         (44)      17,853
------------------------------------------------------------------------------------------------------------
1,148,999   ...   ...   3,909    3,909   ...   (2,488)     (2,488)   ...   (74,730)     (74,730)   1,451,472
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
       Total                                                                               Total
     2002/03                                                                             2003/04
     Capital                                                                             Capital
Expenditures   Land LI   Bldg  SpE    FE   Veh     Info      TI   Roads   Other     Expenditures
-------------------------------------------------------------------------------------------------
         ...   ... ...    ...  ...   ...   ...      ...     ...     ...     ...              ...
         ...   ... ...    ...  ...   ...   ...      ...     ...     ...     ...              ...
         ...   ... ...    ...  ...   ...   ...      ...     ...     ...     ...              ...
      18,042   ... ...    ...  ...   550   200   15,000   1,400     ...     ...           17,150
         ...   ... ...    ...  ...   ...   ...      ...     ...     ...     ...              ...
      18,042   ... ...    ...  ...   550   200   15,000   1,400     ...     ...           17,150
-------------------------------------------------------------------------------------------------
      18,042   ... ...    ...  ...   550   200   15,000   1,400     ...     ...           17,150
-------------------------------------------------------------------------------------------------

           MINISTRY OF COMMUNITY, ABORIGINAL AND WOMEN'S SERVICES

VOTE 16 MINISTRY OPERATIONS ($000)

------------------------------------------------------------------------------------------------------------------------------
                                                      Total                             Total
                                                    2002/03                          Salaries
                                                  Operating                               and
   Description                                     Expenses     50   51     52   54  Benefits   55     57     59     60     63
------------------------------------------------------------------------------------------------------------------------------
LOCAL GOVERNMENT                                    150,021  4,970   32  1,153  ...     6,155  ...    337    ...  1,167    342
  Local Government Services                           6,363  3,126  ...    717  ...     3,843  ...    200    ...    400    300
  Local Government and Library Services Transfers   136,430    534  ...    122  ...       656  ...     85    ...    210     20
  Community Transition and Adjustment                 2,990    485    7    122  ...       614  ...     50    ...    485    ...
  University Endowment Lands                          4,238    825   25    192  ...     1,042  ...      2    ...     72     22
HOUSING AND BUILDING                                137,155  1,384    1    312  ...     1,697   13     96    ...     10      8
WOMEN'S SERVICES AND CHILD CARE                     251,360  8,450   21  1,914  ...    10,385   64    370    ...    295  1,011
  Women's Services                                   54,413  1,577   15    357  ...     1,949  ...    121    ...    125    187
  Child Care Services                               196,947  6,873    6  1,557  ...     8,436   64    249    ...    170    824
CULTURE, HERITAGE AND SPORT                          32,105  4,221   77    963  ...     5,261   70    215    ...  1,205    234
Culture and BC Arts Council                          14,014    892  ...    202  ...     1,094   70     63    ...    145    141
  Heritage                                            9,337  2,519   77    578  ...     3,174  ...     97    ...  1,032     85
  Sport                                               8,754    810  ...    183  ...       993  ...     55    ...     28      8
SAFETY AND STANDARDS                                 21,261 12,641   65  2,857  ...    15,563   25    823    ...    788    788
ABORIGINAL, MULTICULTURALISM AND IMMIGRATION         18,111  3,242  168    733  ...     4,143   35    300    ...    600    284
  Aboriginal Directorate                              3,815    849   18    192  ...     1,059  ...    100    ...    200     20
  Multiculturalism and Immigration Services          14,296  2,393  150    541  ...     3,084   35    200    ...    400    264
2010 WINTER OLYMPIC BID SECRETARIAT
  AND COMMUNITY INITIATIVES                           4,213  1,096    5    248  ...     1,349  ...    110    ...    373     50
  2010 Winter Olympic Bid Secretariat                 2,183    600    3    135  ...       738  ...     60    ...    118     20
  Community Initiatives and Vancouver Agreement       2,030    496    2    113  ...       611  ...     50    ...    255     30
EXECUTIVE AND SUPPORT SERVICES                       15,637  4,847   34  1,111   89     6,081  ...    411  1,607    352  2,207
  Ministers' Office                                   1,132    524  ...    118   89       731  ...    304    ...    ...     63
  Corporate Services                                 14,505  4,323   34    993  ...     5,350  ...    107  1,607    352  2,144
------------------------------------------------------------------------------------------------------------------------------
   TOTAL VOTE                                       629,863 40,851  403  9,291   89    50,634  207  2,662  1,607  4,790  4,924
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Total
                                                                                                        Operating
   Description                                       65    67    68     69     70    72    73      75       Costs       77       79
-----------------------------------------------------------------------------------------------------------------------------------
LOCAL GOVERNMENT                                    165   ...    20  1,452     65   ...   ...     870       4,418   60,080    1,146
  Local Government Services                         120   ...    20    ...    ...   ...   ...     430       1,470      ...      ...
  Local Government and Library Services Transfers     3   ...   ...    ...    ...   ...   ...     ...         318   60,000      ...
  Community Transition and Adjustment                22   ...   ...      3    ...   ...   ...     ...         560       80    1,146
  University Endowment Lands                         20   ...   ...  1,449     65   ...   ...     440       2,070      ...      ...
HOUSING AND BUILDING                                 45   ...     5    ...    ...   ...   ...      66         243      ...  139,349
WOMEN'S SERVICES AND CHILD CARE                     356   ...    20      5    ...   ...   181     775       3,077      ...  112,611
  Women's Services                                   96   ...    20      5    ...   ...    44     197         795      ...      ...
  Child Care Services                               260   ...   ...    ...    ...   ...   137     578       2,282      ...  112,611
CULTURE, HERITAGE AND SPORT                         215   ...     2    372  1,951   ...   134     318       4,716   19,983      ...
  Culture and BC Arts Council                        45   ...   ...      5    ...   ...    36     315         820   11,311      ...
  Heritage                                           89   ...     2    365  1,951   ...    83       3       3,707    1,215      ...
  Sport                                              81   ...   ...      2    ...   ...    15     ...         189    7,457      ...
SAFETY AND STANDARDS                                338   ...     6     40    289   ...   967   1,369       5,433       16      ...
ABORIGINAL, MULTICULTURALISM AND IMMIGRATION        291   ...    15    ...    ...   ...   100     356       1,981      300      ...
  Aboriginal Directorate                             36   ...   ...    ...    ...   ...   ...      56         412      200      ...
  Multiculturalism and Immigration Services         255   ...    15    ...    ...   ...   100     300       1,569      100      ...
2010 WINTER OLYMPIC BID SECRETARIAT
  AND COMMUNITY INITIATIVES                          84   ...   ...    ...    ...   ...    15     147         779      100      ...
  2010 Winter Olympic Bid Secretariat                20   ...   ...    ...    ...   ...   ...      77         295      ...      ...
  Community Initiatives and Vancouver Agreement      64   ...   ...    ...    ...   ...    15      70         484      100      ...
EXECUTIVE AND SUPPORT SERVICES                      980   ...   ...     28     15   ...   552   1,059       7,211      ...      ...
  Ministers' Office                                  19   ...   ...    ...     15   ...   ...     ...         401      ...      ...
  Corporate Services                                961   ...   ...     28    ...   ...   552   1,059       6,810      ...      ...
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL VOTE                                     2,474   ...    68  1,897  2,320   ... 1,949   4,960      27,858   80,479  253,106
-----------------------------------------------------------------------------------------------------------------------------------


VOTE 17 ROYAL BRITISH COLUMBIA MUSEUM ($000)

------------------------------------------------------------------------------------------------------------------------------------
                Total                         Total
              2002/03                      Salaries                                                                  Total
            Operating                           and                                                              Operating
Description  Expenses     50  51   52   54 Benefits  55  57   59   60   63   65  67  68  69  70   72   73     75     Costs    77  79
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL VOTE  14,155  1,477  15  334  ...    1,826   6  11  ...  437  153  207  50   3  97  10  ...  222  1,433     2,629 9,563  37
------------------------------------------------------------------------------------------------------------------------------------

MINISTRY OF COMMUNITY, ABORIGINAL AND WOMEN'S SERVICES

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Total
                Total                        Total                        Total                         Total     2003/04
           Government                        Other                     Internal                      External   Operating
     80     Transfers   81    83      85  Expenses       86     88   Recoveries     89        90   Recoveries    Expenses
-------------------------------------------------------------------------------------------------------------------------
109,205       170,431  ...   ...     ...       ...  (3,142)    ...      (3,142)    ...   (35,000)    (35,000)     142,862
    ...           ...  ...   ...     ...       ...      ...    ...          ...    ...       ...          ...       5,313
104,937       164,937  ...   ...     ...       ...      ...    ...          ...    ...   (35,000)    (35,000)     130,911
    ...         1,226  ...   ...     ...       ...      ...    ...          ...    ...       ...          ...       2,400
  4,268         4,268  ...   ...     ...       ...  (3,142)    ...      (3,142)    ...       ...          ...       4,238
  5,165       144,514  ...   ...   1,141     1,141      ...    ...          ...    ...       ...          ...     147,595
109,422       222,033  ...   ...      85        85      ...    ...          ...    ...       ...          ...     235,580
 48,469        48,469  ...   ...      85        85      ...    ...          ...    ...       ...          ...      51,298
 60,953       173,564  ...   ...     ...       ...      ...    ...          ...    ...       ...          ...     184,282
    252        20,235  ...   ...     ...       ...      ...    ...          ...    ...     (809)        (809)      29,403
    212        11,523  ...   ...     ...       ...      ...    ...          ...    ...       ...          ...      13,437
     40         1,255  ...   ...     ...       ...      ...    ...          ...    ...     (809)        (809)       7,327
    ...         7,457  ...   ...     ...       ...      ...    ...          ...    ...       ...          ...       8,639
    ...            16  ...   ...     ...       ...      ...    ...          ...    ...       (1)          (1)      21,011
 26,772        27,072  ...   ...      12        12      ...    ...          ...    ...   (20,720)    (20,720)      12,488
  1,487         1,687  ...   ...     ...       ...      ...    ...          ...    ...       ...          ...       3,158
 25,285        25,385  ...   ...      12        12      ...    ...          ...    ...   (20,720)    (20,720)       9,330
 38,302        38,402  ...   ...     ...       ...      ...    ...          ...    ...       ...          ...      40,530
 37,457        37,457  ...   ...     ...       ...      ...    ...          ...    ...       ...          ...      38,490
    845           945  ...   ...     ...       ...      ...    ...          ...    ...       ...          ...       2,040
    ...           ...  ...   ...     252       252      ...    (2)          (2)   (13)       ...         (13)      13,529
    ...           ...  ...   ...     ...       ...      ...    ...          ...    ...       ...          ...       1,132
    ...           ...  ...   ...     252       252      ...    (2)          (2)   (13)       ...         (13)      12,397
-------------------------------------------------------------------------------------------------------------------------
289,118       622,703  ...   ...   1,490     1,490  (3,142)    (2)      (3,144)   (13)   (56,530)    (56,543)     642,998
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
       Total                                                                             Total
     2002/03                                                                           2003/04
     Capital                                                                           Capital
Expenditures   Land   LI   Bldg    SpE   FE   Veh    Info    TI   Roads   Other   Expenditures
-----------------------------------------------------------------------------------------------
         ...   ...   ...    ...   ...   ...   ...      77   ...     ...     ...             77
         ...   ...   ...    ...   ...   ...   ...      77   ...     ...     ...             77
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
          20   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         500   ...   ...    ...   ...   ...   ...     375   ...     ...     ...            375
         ...   ...   ...    ...   ...   ...   ...     175   ...     ...     ...            175
         500   ...   ...    ...   ...   ...   ...     200   ...     ...     ...            200
         ...   ...   ...    ...   ...   ...   ...      25   ...     ...     ...             25
         ...   ...   ...    ...   ...   ...   ...      25   ...     ...     ...             25
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
       1,900   ...   ...    ...   ...   ...   320   2,350   ...     ...     ...          2,670
         ...   ...   ...    ...   ...   ...   ...     355   ...     ...     ...            355
         ...   ...   ...    ...   ...   ...   ...       5   ...     ...     ...              5
         ...   ...   ...    ...   ...   ...   ...     350   ...     ...     ...            350
           3   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
           3   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         850   ...   ...    ...   ...   ...   ...      15   100     ...     ...            115
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         850   ...   ...    ...   ...   ...   ...      15   100     ...     ...            115
-----------------------------------------------------------------------------------------------
       3,273   ...   ...    ...   ...   ...   320   3,197   100     ...     ...          3,617
-----------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Total
                Total                        Total                        Total                         Total     2003/04
           Government                        Other                     Internal                      External   Operating
     80     Transfers   81    83      85  Expenses       86     88   Recoveries     89        90   Recoveries    Expenses
-------------------------------------------------------------------------------------------------------------------------
    ...         9,600  ...   ...      16        16      ...    ...          ...    ...   (1,320)      (1,320)      12,751
-------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
       Total                                                                             Total
     2002/03                                                                           2003/04
     Capital                                                                           Capital
Expenditures   Land   LI   Bldg    SpE    FE   Veh   Info    TI   Roads   Other   Expenditures
-----------------------------------------------------------------------------------------------
       3,696   ...   ...   ...     ...   ...   ...   ...    ...     ...     ...            ...
-----------------------------------------------------------------------------------------------

              MINISTRY OF COMMUNITY, ABORIGINAL AND WOMEN'S SERVICES

SPECIAL ACCOUNTS ($000)



------------------------------------------------------------------------------------------------------------------
                                      Total                         Total
                                    2002/03                      Salaries
                                  Operating                           and
Description                        Expenses   50   51   52  54   Benefits   55   57   59   60    63   65   67   68
------------------------------------------------------------------------------------------------------------------
FIRST CITIZENS' FUND                  3,398  ...  ...  ...  ...       ...   40  ...  ...  178   ...    2  ...  ...
OLYMPIC ARTS FUND                       280  ...  ...  ...  ...       ...  ...  ...  ...  ...   ...  ...  ...  ...
PHYSICAL FITNESS AND AMATEUR
 SPORTS FUND                          1,726  ...  ...  ...  ...       ...  ...  ...  ...  ...   ...  ...  ...  ...
UNIVERSITY ENDOWMENT LANDS
 ADMINISTRATION                       3,142  ...  ...  ...  ...       ...  ...  ...  ...  ...   ...  ...  ...  ...
------------------------------------------------------------------------------------------------------------------
   TOTAL SPECIAL ACCOUNTS             8,546  ...  ...  ...  ...       ...   40  ...  ...  178   ...    2  ...  ...
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                              Total
                                                          Operating
Description                        69   70   72   73   75     Costs     77   79
-------------------------------------------------------------------------------
FIRST CITIZENS' FUND              ...  ...  ...  ...  ...       220    ...  ...
OLYMPIC ARTS FUND                 ...  ...  ...  ...  ...       ...    ...  ...
PHYSICAL FITNESS AND AMATEUR
 SPORTS FUND                      ...  ...  ...  ...  ...       ...  2,215  ...
UNIVERSITY ENDOWMENT LANDS
 ADMINISTRATION                   ...  ...  ...  ...  ...       ...    ...  ...
-------------------------------------------------------------------------------
   TOTAL SPECIAL ACCOUNTS         ...  ...  ...  ...  ...       220  2,215  ...
-------------------------------------------------------------------------------

             MINISTRY OF COMMUNITY, ABORIGINAL AND WOMEN'S SERVICES


---------------------------------------------------------------------------------------------------
                                                                                              Total
            Total                      Total                 Total                 Total    2003/04
       Government                      Other              Internal              External  Operating
   80   Transfers     81   83   85  Expenses   86   88  Recoveries   89   90  Recoveries   Expenses
---------------------------------------------------------------------------------------------------
3,742       3,742    ...  ...  ...       ...  ...  ...         ...  ...  ...         ...      3,962
  483         483    ...  ...  ...       ...  ...  ...         ...  ...  ...         ...        483
  ...       2,215    ...  ...  ...       ...  ...  ...         ...  ...  ...         ...      2,215
  ...         ...  3,142  ...  ...     3,142  ...  ...         ...  ...  ...         ...      3,142
4,225       6,440  3,142  ...  ...     3,142  ...  ...         ...  ...  ...         ...      9,802
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
-----------------------------------------------------------------------------------

                 MINISTRY OF COMPETITION, SCIENCE AND ENTERPRISE

VOTE 18 MINISTRY OPERATIONS ($000)

-------------------------------------------------------------------------------------------------------------------------------
                                        Total                               Total
                                      2002/03                            Salaries
                                    Operating                                 and
Description                          Expenses      50   51     52   54  Benefits   55   57     59     60   63     65   67   68
-------------------------------------------------------------------------------------------------------------------------------
CHAMPIONING A COMPETITIVE
 BUSINESS ENVIRONMENT                   6,040   1,871  ...    422  ...     2,293  ...  128    ...    367   94    124   25  ...
   Economic Policy                      4,852   1,432  ...    323  ...     1,755  ...   89    ...    175   60     84  ...  ...
   BC Film Commission                   1,188     439  ...     99  ...       538  ...   39    ...    192   34     40   25  ...
MARKETING AND INVESTMENT               11,371   4,163   19    932  ...     5,114  ...  555    ...  1,356  497    596  ...  ...
   BC Trade and Investment Office       9,701   4,163   19    932  ...     5,114  ...  555    ...  1,356  497    596  ...  ...
   Reserves for Doubtful Accounts       1,670     ...  ...    ...  ...        ..  ...  ...    ...    ...  ...    ...  ...  ...
ENCOURAGING INNOVATION AND THE
 DEVELOPMENT AND TRANSFER OF
 NEW KNOWLEDGE                         14,997     327    3     73  ...       403  ...   35    ...     45   26     28  ...  ...
EXECUTIVE AND SUPPORT SERVICES         17,481   3,685   25    841   64     4,615    5  280  1,789    684  370    302  ...    3
   Ministers' Office                      729     345  ...     78   64       487  ...  167    ...    ...   32     35  ...  ...
   Corporate Services                  11,352   3,340   25    763  ...     4,128    5  113  1,789    684  338    267  ...    3
   British Columbia Pavilion
    Corporation                         5,400     ...  ...    ...  ...        ..  ...  ...    ...    ...  ...    ...  ...  ...
   Vancouver Convention and
    Exhibition Centre                     ...     ...  ...    ...  ...        ..  ...  ...    ...    ...  ...    ...  ...  ...
-------------------------------------------------------------------------------------------------------------------------------
             TOTAL VOTE                49,889  10,046   47  2,268   64    12,425    5  998  1,789  2,452  987  1,050   25    3
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

                                                                   Total
                                                               Operating
Description                          69   70   72   73     75     Costs     77      79     80
---------------------------------------------------------------------------------------------
CHAMPIONING A COMPETITIVE
 BUSINESS ENVIRONMENT               ...    3  ...  100     86       927  2,280     ...    207
   Economic Policy                  ...  ...  ...   30    ...       438  2,280     ...    ...
   BC Film Commission               ...    3  ...   70     86       489    ...     ...    207
MARKETING AND INVESTMENT            ...  ...  ...  405    ...     3,409     71     ...    671
   BC Trade and Investment Office   ...  ...  ...  405    ...     3,409     71     ...    671
   Reserves for Doubtful Accounts   ...  ...  ...  ...    ...       ...    ...     ...    ...
ENCOURAGING INNOVATION AND THE
 DEVELOPMENT AND TRANSFER OF
 NEW KNOWLEDGE                      ...  ...  ...    4    ...       138    ...  11,798  1,500
EXECUTIVE AND SUPPORT SERVICES       48   11  ...  247  2,354     6,093     70  69,000    ...
   Ministers' Office                  8  ...  ...  ...    ...       242    ...     ...    ...
   Corporate Services                40   11  ...  247  2,354     5,851     70     ...    ...
   British Columbia Pavilion
    Corporation                     ...  ...  ...  ...    ...       ...    ...   2,000    ...
   Vancouver Convention and
    Exhibition Centre               ...  ...  ...  ...    ...       ...    ...  67,000    ...
---------------------------------------------------------------------------------------------
             TOTAL VOTE              48   14  ...  756  2,440    10,567  2,421  80,798  2,378
---------------------------------------------------------------------------------------------



SPECIAL ACCOUNTS ($000)

------------------------------------------------------------------------------------------------------------------
                                         Total                         Total
                                      2002/03                      Salaries
                                    Operating                           and
Description                          Expenses   50   51   52   54  Benefits   55   57   59   60  63   65   67   68
------------------------------------------------------------------------------------------------------------------
NORTHERN DEVELOPMENT FUND               1,500  ...  ...  ...  ...       ...  ...  ...  ...  ... ...  ...  ...  ...
------------------------------------------------------------------------------------------------------------------
       TOTAL SPECIAL ACCOUNTS           1,500  ...  ...  ...  ...       ...  ...  ...  ...  ... ...  ...  ...  ...
------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

                                                                 Total
                                                             Operating
Description                          69   70   72   73   75      Costs     77   79   80
---------------------------------------------------------------------------------------
NORTHERN DEVELOPMENT FUND           ...  ...  ...  ...  ...        ...  1,300  ...  ...
---------------------------------------------------------------------------------------
       TOTAL SPECIAL ACCOUNTS       ...  ...  ...  ...  ...        ...  1,300  ...  ...
---------------------------------------------------------------------------------------

                  MINISTRY OF COMPETITION, SCIENCE AND ENTERPRISE

----------------------------------------------------------------------------------------------
                                                                                         Total
     Total                      Total                 Total                   Total    2003/04
Government                      Other              Internal                External  Operating
 Transfers   81   83     85  Expenses   86   88  Recoveries     89   90  Recoveries   Expenses
----------------------------------------------------------------------------------------------
     2,487  ...  ...    ...       ...  ...  ...         ...   (70)  ...        (70)      5,637
     2,280  ...  ...    ...       ...  ...  ...         ...    ...  ...         ...      4,473
       207  ...  ...    ...       ...  ...  ...         ...   (70)  ...        (70)      1,164
       742  ...  ...  1,520     1,520  ...  ...         ...  (223)  ...       (223)     10,562
       742  ...  ...    ...       ...  ...  ...         ...  (223)  ...       (223)      9,042
       ...  ...  ...  1,520     1,520  ...  ...         ...    ...  ...         ...      1,520
    13,298  ...  ...    ...       ...  ...  ...         ...    ...  ...         ...     13,839
    69,070  ...  ...  3,430     3,430  ...  ...         ...   (40)  ...        (40)     83,168
       ...  ...  ...    ...       ...  ...  ...         ...    ...  ...         ...        729
        70  ...  ...    430       430  ...  ...         ...   (40)  ...        (40)     10,439
     2,000  ...  ...  3,000     3,000  ...  ...         ...    ...  ...         ...      5,000
    67,000  ...  ...    ...       ...  ...  ...         ...    ...  ...         ...     67,000
----------------------------------------------------------------------------------------------
    85,597  ...  ...  4,950     4,950  ...  ...         ...  (333)  ...       (333)    113,206
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
       Total                                                                Total
     2002/03                                                              2003/04
     Capital                                                              Capital
Expenditures  Land  LI  Bldg  SpE   FE  Veh  Info  TI  Roads  Other  Expenditures
---------------------------------------------------------------------------------
         ...   ... ...   ...  ...  ...  ...  ...  ...    ...    ...           ...
         ...   ... ...   ...  ...  ...  ...  ...  ...    ...    ...           ...
         ...   ... ...   ...  ...  ...  ...  ...  ...    ...    ...           ...
         615   ... ...   ...  ...  ...  ...  600  ...    ...    ...           600
         615   ... ...   ...  ...  ...  ...  600  ...    ...    ...           600
         ...   ... ...   ...  ...  ...  ...  ...  ...    ...    ...           ...
         ...   ... ...   ...  ...  ...  ...  ...  ...    ...    ...           ...
         190   ... ...   ...  ...   30  ...   22  ...    ...    ...            52
         ...   ... ...   ...  ...  ...  ...  ...  ...    ...    ...           ...
         190   ... ...   ...  ...   30  ...   22  ...    ...    ...            52
         ...   ... ...   ...  ...  ...  ...  ...  ...    ...    ...           ...
         ...   ... ...   ...  ...  ...  ...  ...  ...    ...    ...           ...
---------------------------------------------------------------------------------
         805   ... ...   ...  ...   30  ...  622  ...    ...    ...           652
---------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                                     Total
     Total                    Total                 Total                 Total    2003/04
Government                    Other              Internal              External  Operating
 Transfers   81   83   85  Expenses   86   88  Recoveries   89   90  Recoveries   Expenses
------------------------------------------------------------------------------------------
     1,300  ...  ...  200       200  ...  ...         ...  ...  ...         ...      1,500
------------------------------------------------------------------------------------------
     1,300  ...  ...  200       200  ...  ...         ...  ...  ...         ...      1,500
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
       Total                                                                Total
     2002/03                                                              2003/04
     Capital                                                              Capital
Expenditures  Land  LI  Bldg  SpE   FE  Veh  Info  TI  Roads  Other  Expenditures
---------------------------------------------------------------------------------
         ...   ... ...   ...  ...  ...  ...   ... ...    ...    ...           ...
---------------------------------------------------------------------------------
         ...   ... ...   ...  ...  ...  ...   ... ...    ...    ...           ...
---------------------------------------------------------------------------------

                             MINISTRY OF EDUCATION

VOTE 19 MINISTRY OPERATIONS ($000)

--------------------------------------------------------------------------------------------------------------------------------
                                    Total                              Total
                                  2002/03                           Salaries
                                Operating                                and
Description                      Expenses      50   51     52   54  Benefits   55     57     59     60     63     65   67     68
--------------------------------------------------------------------------------------------------------------------------------
PUBLIC SCHOOLS                  4,088,732     ...  ...    ...  ...       ...  ...    ...    ...    ...    ...    ...  ...    ...
INDEPENDENT SCHOOLS               156,828     ...  ...    ...  ...       ...  ...    ...    ...    ...    ...    ...  ...    ...
DEBT AND AMORTIZATION             564,030     ...  ...    ...  ...       ...  ...    ...    ...    ...    ...    ...  ...    ...
   Debt Service Costs             363,450     ...  ...    ...  ...       ...  ...    ...    ...    ...    ...    ...  ...    ...
   Amortization of Prepaid
    Capital Advances              200,580     ...  ...    ...  ...       ...  ...    ...    ...    ...    ...    ...  ...    ...
MANAGEMENT SERVICES                17,637   4,745  ...  1,114  ...     5,859  ...     88  3,051     97  3,882    803  ...      3
EXECUTIVE AND SUPPORT SERVICES     32,699  10,198  ...  2,302   39    12,539   78  1,008    928  7,394  1,409  3,076  ...  1,090
   Minister's Office                  489     257  ...     50   39       346  ...    105    ...    ...     19     11  ...    ...
   K-12 Education Programs         32,210   9,941  ...  2,252  ...    12,193   78    903    928  7,394  1,390  3,065  ...  1,090
--------------------------------------------------------------------------------------------------------------------------------
           TOTAL VOTE           4,859,926  14,943  ...  3,416   39    18,398   78  1,096  3,979  7,491  5,291  3,879  ...  1,093
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                                                   Total                           Total
                                                               Operating                      Government
Description                      69   70   72       73     75      Costs   77         79   80  Transfers   81
-------------------------------------------------------------------------------------------------------------
PUBLIC SCHOOLS                  ...  ...  ...      ...    ...        ...  ...  4,084,624  ...  4,084,624  ...
INDEPENDENT SCHOOLS             ...  ...  ...      ...    ...        ...  ...    167,349  ...    167,349  ...
DEBT AND AMORTIZATION           ...  ...  ...  210,434    ...    210,434  ...        ...  ...        ...  ...
   Debt Service Costs           ...  ...  ...      ...    ...        ...  ...        ...  ...        ...  ...
   Amortization of Prepaid
    Capital Advances            ...  ...  ...  210,434    ...    210,434  ...        ...  ...        ...  ...
MANAGEMENT SERVICES              70   75  ...      766  3,253     12,088  ...        ...  ...        ...  ...
EXECUTIVE AND SUPPORT SERVICES    4  ...  ...    1,800    ...     16,787  749        345   30      1,124  ...
   Minister's Office              2  ...  ...        6    ...        143  ...        ...  ...        ...  ...
   K-12 Education Programs        2  ...  ...    1,794    ...     16,644  749        345   30      1,124  ...
-------------------------------------------------------------------------------------------------------------
           TOTAL VOTE            74   75  ...  213,000  3,253    239,309  749  4,252,318   30  4,253,097  ...
-------------------------------------------------------------------------------------------------------------

MINISTRY OF EDUCATION

----------------------------------------------------------------------------------
                                                                             Total
                 Total                 Total                      Total    2003/04
                 Other              Internal                   External  Operating
     83   85  Expenses   86   88  Recoveries   89        90  Recoveries   Expenses
----------------------------------------------------------------------------------
    ...  ...       ...  ...  ...         ...  ...   (8,807)     (8,807)  4,075,817
    ...  ...       ...  ...  ...         ...  ...       ...         ...    167,349
359,000  ...   359,000  ...  ...         ...  ...       ...         ...    569,434
359,000  ...   359,000  ...  ...         ...  ...       ...         ...    359,000
    ...  ...       ...  ...  ...         ...  ...       ...         ...    210,434
    ...  168       168  ...  ...         ...  ...     (740)       (740)     17,375
    ...  ...       ...  ...  ...         ...  ...     (486)       (486)     29,964
    ...  ...       ...  ...  ...         ...  ...       ...         ...        489
    ...  ...       ...  ...  ...         ...  ...     (486)       (486)     29,475
----------------------------------------------------------------------------------
359,000  168   359,168  ...  ...         ...  ...  (10,033)    (10,033)  4,859,939
----------------------------------------------------------------------------------

------------------------------------------------------------------------------------
       Total                                                                   Total
     2002/03                                                                 2003/04
     Capital                                                                 Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh   Info   TI  Roads  Other  Expenditures
------------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...    ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...    ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...    ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...    ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...    ...  ...    ...    ...           ...
         310   ...  ...   ...  ...  300  ...    779  ...    ...    ...         1,079
       2,971   ...  ...   ...  ...  ...  ...  3,850  200    ...    ...         4,050
         ...   ...  ...   ...  ...  ...  ...    ...  ...    ...    ...           ...
       2,971   ...  ...   ...  ...  ...  ...  3,850  200    ...    ...         4,050
------------------------------------------------------------------------------------
       3,281   ...  ...   ...  ...  300  ...  4,629  200    ...    ...         5,129
------------------------------------------------------------------------------------

                          MINISTRY OF ENERGY AND MINES

VOTE 20 MINISTRY OPERATIONS ($000)

------------------------------------------------------------------------------------------------------------------------------
                                        Total                              Total
                                      2002/03                           Salaries
                                    Operating                                and
Description                          Expenses      50   51     52   54  Benefits   55     57   59     60   63     65   67   68
------------------------------------------------------------------------------------------------------------------------------
RESOURCE DEVELOPMENT                   11,209   5,936  ...  1,337  ...     7,273   94    437  ...  3,431  308    583  ...   35
POLICY AND LEGISLATION                  2,897   1,939  ...    436  ...     2,375  ...    120  ...  1,050   70     39  ...  ...
MINING                                  6,123   2,310  ...    703  ...     3,013  ...    360  ...    115  200    145  ...   20
EXECUTIVE AND SUPPORT SERVICES          6,548   1,675    1    378   39     2,093  ...    483  404  2,898   66    274  ...   13
   Minister's Office                      539     247  ...     56   39       342  ...     82  ...    ...   15     34  ...  ...
   Corporate Services                   3,600     453    1    102  ...       556  ...     51  404    118   21    190  ...    3
   Offshore Oil and Gas                 2,409     975  ...    220  ...     1,195  ...    350  ...  2,780   30     50  ...   10
------------------------------------------------------------------------------------------------------------------------------
           TOTAL VOTE                  26,777  11,860    1  2,854   39    14,754   94  1,400  404  7,494  644  1,041  ...   68
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

                                                                  Total                     Total
                                                              Operating                Government
Description                          69   70   72   73     75     Costs   77   79   80  Transfers   81
-------------------------------------------------------------------------------------------------------
RESOURCE DEVELOPMENT                400  260  ...   81    310     5,939  142  270  ...        412   ...
POLICY AND LEGISLATION              ...  ...  ...   18    ...     1,297   45  ...  ...         45   ...
MINING                              303   13  ...  330    ...     1,513  ...  ...  ...        ...   ...
EXECUTIVE AND SUPPORT SERVICES       11  ...  ...  203  2,203     6,555  540  650  ...      1,190   ...
   Minister's Office                  8  ...  ...  ...    ...       139  ...  ...  ...        ...   ...
   Corporate Services                 3  ...  ...  168  2,203     3,161  ...  ...  ...        ...   ...
   Offshore Oil and Gas             ...  ...  ...   35    ...     3,255  540  650  ...      1,190   ...
-------------------------------------------------------------------------------------------------------
           TOTAL VOTE               441  573  ...  632  2,513    15,304  727  920  ...      1,647   ...
-------------------------------------------------------------------------------------------------------



VOTE 21 CONTRACTS AND FUNDING ARRANGEMENTS ($000)

--------------------------------------------------------------------------------------------------------------------------
                                        Total                            Total
                                      2002/03                         Salaries
                                    Operating                              and
Description                          Expenses      50   51    52  54  Benefits   55     57   59     60   63   65   67   68
--------------------------------------------------------------------------------------------------------------------------
CONTRACTS AND FUNDING ARRANGEMENTS     25,350     ...  ...  ...  ...       ...  ...    ...  ...    ...  ...  ...  ...  ...
Resource Revenue Sharing Agreements     2,500     ...  ...  ...  ...       ...  ...    ...  ...    ...  ...  ...  ...  ...
Columbia Basin Trust                    2,000     ...  ...  ...  ...       ...  ...    ...  ...    ...  ...  ...  ...  ...
Vancouver Island Natural Gas
 Pipeline Agreement                    20,850     ...  ...  ...  ...       ...  ...    ...  ...    ...  ...  ...  ...  ...
--------------------------------------------------------------------------------------------------------------------------
           TOTAL VOTE                  25,350     ...  ...  ...  ...       ...  ...    ...  ...    ...  ...  ...  ...  ...
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

                                                                 Total                           Total
                                                             Operating                      Government
Description                          69   70   72   73   75      Costs      77     79   80   Transfers   81
-----------------------------------------------------------------------------------------------------------
CONTRACTS AND FUNDING ARRANGEMENTS  ...  ...  ...  ...  ...        ...  22,240  2,000  ...      24,240  ...
Resource Revenue Sharing Agreements ...  ...  ...  ...  ...        ...   2,500    ...  ...       2,500  ...
Columbia Basin Trust                ...  ...  ...  ...  ...        ...     ...  2,000  ...       2,000  ...
Vancouver Island Natural Gas
 Pipeline Agreement                 ...  ...  ...  ...  ...        ...  19,740    ...  ...      19,740  ...
-----------------------------------------------------------------------------------------------------------
           TOTAL VOTE               ...  ...  ...  ...  ...        ...  22,240  2,000  ...      24,240  ...
-----------------------------------------------------------------------------------------------------------



VOTE 22 BRITISH COLUMBIA UTILITIES COMMISSION ($000)

--------------------------------------------------------------------------------------------------------------------------
                                        Total                            Total
                                      2002/03                         Salaries
                                    Operating                              and
Description                          Expenses      50   51   52   54  Benefits   55     57   59     60   63   65   67   68
--------------------------------------------------------------------------------------------------------------------------
           TOTAL VOTE                       1   2,021    5  460  ...     2,486  210    180  ...    704  195  150  ...   25
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

                                                                 Total                           Total
                                                             Operating                      Government
Description                          69   70   72   73   75      Costs      77     79   80   Transfers   81
-----------------------------------------------------------------------------------------------------------
           TOTAL VOTE               ...  ...  ...   84  300      1,848     400    ...  ...         400  ...
-----------------------------------------------------------------------------------------------------------



SPECIAL ACCOUNTS ($000)

-------------------------------------------------------------------------------------------------------------------------------
                                        Total                            Total
                                      2002/03                         Salaries
                                    Operating                              and
Description                          Expenses      50   51   52   54  Benefits   55     57   59     60   63   65   67   68   69
-------------------------------------------------------------------------------------------------------------------------------
VANCOUVER ISLAND NATURAL GAS
 PIPELINE                                 214     ...  ...  ...  ...       ...  ...    ...  ...    ...  ...  ...  ...  ...  ...
-------------------------------------------------------------------------------------------------------------------------------
       TOTAL SPECIAL ACCOUNTS             214     ...  ...  ...  ...       ...  ...    ...  ...    ...  ...  ...  ...  ...  ...
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

                                                                 Total                           Total
                                                             Operating                      Government
Description                          69   70   72   73   75      Costs      77     79   80   Transfers   81
-----------------------------------------------------------------------------------------------------------
VANCOUVER ISLAND NATURAL GAS
 PIPELINE                           ...  ...  ...  ...  ...        ...     ...    ...  ...         ...  ...
-----------------------------------------------------------------------------------------------------------
       TOTAL SPECIAL ACCOUNTS       ...  ...  ...  ...  ...        ...     ...    ...  ...         ...  ...
-----------------------------------------------------------------------------------------------------------

                    MINISTRY OF ENERGY AND MINES

-------------------------------------------------------------------------
                                                                    Total
             Total                 Total                 Total    2003/04
             Other              Internal              External  Operating
 83   85  Expenses   86   88  Recoveries   89   90  Recoveries   Expenses
-------------------------------------------------------------------------
....  685       685  ...  ...         ...  ...  ...         ...     14,309
....  ...       ...  ...  ...         ...  ...  ...         ...      3,717
....  ...       ...  ...  ...         ...  ...  ...         ...      4,526
....  ...       ...  ...  ...         ...  ...  ...         ...      9,838
....  ...       ...  ...  ...         ...  ...  ...         ...        481
....  ...       ...  ...  ...         ...  ...  ...         ...      3,717
....  ...       ...  ...  ...         ...  ...  ...         ...      5,640
-------------------------------------------------------------------------
....  685       685  ...  ...         ...  ...  ...         ...     32,390
-------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE  FE   Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
         355   ...  ...   ...   40  ...  ...   120  100    ...    ...           260
          60   ...  ...   ...  ...  ...  ...     8  ...    ...    ...             8
         180   ...  ...   ...   50  ...   30     6  ...    ...    ...            86
          80   ...  ...   ...  ...   60  ...    36  ...    ...    ...            96
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
          80   ...  ...   ...  ...   60  ...    16  ...    ...    ...            76
         ...   ...  ...   ...  ...  ...  ...    20  ...    ...    ...            20
-----------------------------------------------------------------------------------
         675   ...  ...   ...   90   60   30   170  100    ...    ...           450
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                                    Total
             Total                 Total                 Total    2003/04
             Other              Internal              External  Operating
 83   85  Expenses   86   88  Recoveries   89   90  Recoveries   Expenses
-------------------------------------------------------------------------
....  ...       ...  ...  ...         ...  ...  ...         ...     24,240
....  ...       ...  ...  ...         ...  ...  ...         ...      2,500
....  ...       ...  ...  ...         ...  ...  ...         ...      2,000
....  ...       ...  ...  ...         ...  ...  ...         ...     19,740
-------------------------------------------------------------------------
....  ...       ...  ...  ...         ...  ...  ...         ...     24,240
-------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE  FE   Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                                        Total
             Total                 Total                     Total    2003/04
             Other              Internal                  External  Operating
 83   85  Expenses   86   88  Recoveries   89       90  Recoveries   Expenses
-----------------------------------------------------------------------------
....  ...       ...  ...  ...  ...         ...  (4,733)     (4,733)          1
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE  FE   Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
          10   ...  ...   ...  ...    2  ...   208  ...    ...    ...           210
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                                    Total
             Total                 Total                 Total    2003/04
             Other              Internal              External  Operating
 83   85  Expenses   86   88  Recoveries   89   90  Recoveries   Expenses
-------------------------------------------------------------------------
....  ...       ...  ...  ...         ...  ...  ...         ...        ...
-------------------------------------------------------------------------
....  ...       ...  ...  ...         ...  ...  ...         ...        ...
-------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE  FE   Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
-----------------------------------------------------------------------------------

                             MINISTRY OF FINANCE

VOTE 23 MINISTRY OPERATIONS ($000)

-------------------------------------------------------------------------------------------------------------------------------
                                                      Total                              Total
                                                    2002/03                           Salaries
                                                  Operating                                and
   Description                                     Expenses      50   51     52   54  Benefits   55     57     59     60     63
-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL AND ECONOMIC PERFORMANCE AND ANALYSIS       7,982   4,187   46    950  ...     5,183  ...    135    ...    106    205
  Treasury Board Staff Operations                     7,982   4,187   46    950  ...     5,183  ...    135    ...    106    205
FINANCIAL GOVERNANCE ACCOUNTING AND REPORTING         6,752   6,257   51  1,385  ...     7,693  ...    194    ...    531    210
  Comptroller General Operations                      6,751   3,137   26    709  ...     3,872  ...     16    ...    240    200
  Internal Audit and Advisory Services                    1   3,120   25    676  ...     3,821  ...    178    ...    291     10
TREASURY                                                  1   4,505   22  1,036  ...     5,563  ...     41    ...    155  2,295
  Provincial Treasury Operations                          1   4,505   22  1,036  ...     5,563  ...     41    ...    155  2,295
FINANCIAL AND CORPORATE SECTOR SERVICES               8,850   9,216   34  2,088  ...    11,338   36    220    ...    955  2,182
  Financial and Corporate Sector Policy                 759     606    5    139  ...       750  ...     10    ...      5     20
  Financial Institutions Commission                       1   4,965    3  1,120  ...     6,088   34    190    ...    825    239
  Registries                                          8,090   3,645   26    829  ...     4,500    2     20    ...    125  1,923
EXECUTIVE AND SUPPORT SERVICES                       18,260   6,236    3  1,441   39     7,719  ...  1,396  5,976    401  1,662
  Minister's Office                                     529     280  ...     65   39       384  ...     61    ...    ...     39
  Corporate Services                                 17,731   5,956    3  1,376  ...     7,335  ...  1,335  5,976    401  1,623
-------------------------------------------------------------------------------------------------------------------------------
        TOTAL VOTE                                   41,845  30,401  156  6,900   39    37,496   36  1,986  5,976  2,148  6,554
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Total
                                                                                                    Operating
   Description                                           65   67   68   69   70   72     73     75      Costs     77   79   80
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL AND ECONOMIC PERFORMANCE AND ANALYSIS         170  ...  227    1  ...         122    338      1,304    ...  ...  ...
  Treasury Board Staff Operations                       170  ...  227    1  ...         122    338      1,304    ...  ...  ...
FINANCIAL GOVERNANCE ACCOUNTING AND REPORTING           403  ...   23    1  ...         257    538      2,157    ...  ...  ...
  Comptroller General Operations                        300  ...   20  ...  ...         245    538      1,559    ...  ...  ...
  Internal Audit and Advisory Services                  103  ...    3    1  ...          12    ...        598    ...  ...  ...
TREASURY                                                923  ...  ...  ...  ...         324    312      4,050    ...  ...  ...
  Provincial Treasury Operations                        923  ...  ...  ...  ...         324    312      4,050    ...  ...  ...
FINANCIAL AND CORPORATE SECTOR SERVICES               1,065  ...  129  ...   39  ...    808  1,250      6,684    ...  ...  ...
  Financial and Corporate Sector Policy                  20  ...  ...  ...  ...           8     46        109    ...  ...  ...
  Financial Institutions Commission                     295  ...   14  ...   39  ...    250    602      2,488    ...  ...  ...
  Registries                                            750  ...  115  ...  ...         550    602      4,087    ...  ...  ...
EXECUTIVE AND SUPPORT SERVICES                          347  ...   15    1   15  ...    164  1,475     11,452  2,145  ...  ...
  Minister's Office                                      27  ...  ...  ...   10  ...      8    ...        145    ...  ...  ...
  Corporate Services                                    320  ...   15    1    5  ...    156  1,475     11,307  2,145  ...  ...
------------------------------------------------------------------------------------------------------------------------------
        TOTAL VOTE                                    2,908  ...  394    3   54  ...  1,675  3,913     25,647  2,145  ...  ...
------------------------------------------------------------------------------------------------------------------------------

VOTE 24 PUBLIC SECTOR EMPLOYERS' COUNCIL ($000)

--------------------------------------------------------------------------------------------------------------------
                                                      Total                           Total
                                                    2002/03                        Salaries
                                                  Operating                             and
   Description                                     Expenses     50   51   52   54  Benefits   55   57   59   60   63
--------------------------------------------------------------------------------------------------------------------
PUBLIC SECTOR EMPLOYERS' COUNCIL                     14,812  1,029    2  242  ...     1,273  ...   74  ...  342   74
  Public Sector Employers' Council                    1,939  1,029    2  242  ...     1,273  ...   74  ...  342   74
  Employer Associations                              12,873    ...  ...  ...  ...       ...  ...  ...  ...  ...  ...
--------------------------------------------------------------------------------------------------------------------
        TOTAL VOTE                                   14,812  1,029    2  242  ...     1,273  ...   74  ...  342   74
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                    Total
                                                                                                Operating
   Description                                           65   67   68   69   70   72   73   75      Costs   77      79   80
---------------------------------------------------------------------------------------------------------------------------
PUBLIC SECTOR EMPLOYERS' COUNCIL                         66  ...  ...  ...  ...  ...   40   95        691  ...  12,873  ...
  Public Sector Employers' Council                       66  ...  ...  ...  ...  ...   40   95        691  ...     ...  ...
  Employer Associations                                 ...  ...  ...  ...  ...  ...  ...  ...        ...  ...  12,873  ...
---------------------------------------------------------------------------------------------------------------------------
        TOTAL VOTE                                       66  ...  ...  ...  ...  ...   40   95        691  ...  12,873  ...
---------------------------------------------------------------------------------------------------------------------------

SPECIAL ACCOUNTS ($000)

------------------------------------------------------------------------------------------------------------------
                                                      Total                         Total
                                                    2002/03                      Salaries
                                                  Operating                           and
   Description                                     Expenses   50   51   52   54  Benefits   55   57   59   60   63
------------------------------------------------------------------------------------------------------------------
PROVINCIAL TREASURY REVENUE PROGRAM                     ...  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...
UNCLAIMED PROPERTY                                      931   86  ...   21  ...       107  ...    5  ...   60   25
------------------------------------------------------------------------------------------------------------------
        TOTAL SPECIAL ACCOUNTS                          931   86  ...   21  ...       107  ...    5  ...   60   25
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                    Total
                                                                                                Operating
   Description                                           65   67   68   69   70   72   73   75      Costs   77   79   80
------------------------------------------------------------------------------------------------------------------------
PROVINCIAL TREASURY REVENUE PROGRAM                     ...  ...  ...  ...  ...  ...  ...  ...        ...  ...  ...  ...
UNCLAIMED PROPERTY                                       10  ...  ...  ...  ...  ...    2  ...        102  ...  ...  ...
------------------------------------------------------------------------------------------------------------------------
        TOTAL SPECIAL ACCOUNTS                           10  ...  ...  ...  ...  ...    2  ...        102  ...  ...  ...
------------------------------------------------------------------------------------------------------------------------

MINISTRY OF FINANCE

-----------------------------------------------------------------------------------------------------------
                                                                                                      Total
     Total                       Total                    Total                          Total      2003/04
Government                       Other                 Internal                         External  Operating
 Transfers   81   83      85  Expenses   86        88  Recoveries        89       90  Recoveries   Expenses
-----------------------------------------------------------------------------------------------------------
       ...  ...  ...     ...       ...  ...       (1)         (1)       (4)      ...         (4)      6,482
       ...  ...  ...     ...       ...  ...       (1)         (1)       (4)      ...         (4)      6,482
       ...  ...  ...     820       820  ...   (4,218)     (4,218)     (200)      ...       (200)      6,252
       ...  ...  ...     820       820  ...       ...         ...       ...      ...         ...      6,251
       ...  ...  ...     ...       ...  ...   (4,218)     (4,218)     (200)      ...       (200)          1
       ...  ...  ...   9,550     9,550  ...   (7,206)     (7,206)  (11,956)      ...    (11,956)          1
       ...  ...  ...   9,550     9,550  ...   (7,206)     (7,206)  (11,956)      ...    (11,956)          1
       ...  ...  ...     440       440  ...       ...         ...   (1,395)  (9,015)    (10,410)      8,052
       ...  ...  ...     ...       ...  ...       ...         ...       ...      ...         ...        859
       ...  ...  ...     440       440  ...       ...         ...       ...  (9,015)     (9,015)          1
       ...  ...  ...     ...       ...  ...       ...         ...   (1,395)      ...     (1,395)      7,192
     2,145  ...  ...     495       495  ...   (3,093)     (3,093)     (173)     (83)       (256)     18,462
       ...  ...  ...     ...       ...  ...       ...         ...       ...      ...         ...        529
     2,145  ...  ...     495       495  ...   (3,093)     (3,093)     (173)     (83)       (256)     17,933
-----------------------------------------------------------------------------------------------------------
     2,145  ...  ...  11,305    11,305  ...  (14,518)    (14,518)  (13,728)  (9,098)    (22,826)     39,249
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
       Total                                                                   Total
     2002/03                                                                 2003/04
     Capital                                                                 Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh   Info   TI  Roads  Other  Expenditures
------------------------------------------------------------------------------------
         175   ...  ...   ...  ...  ...  ...     45  ...    ...    ...            45
         175   ...  ...   ...  ...  ...  ...     45  ...    ...    ...            45
         165   ...  ...   ...  ...   50  ...     90  ...    ...    ...           140
         165   ...  ...   ...  ...   50  ...     90  ...    ...    ...           140
         ...   ...  ...   ...  ...  ...  ...    ...  ...    ...    ...           ...
       1,443   ...  ...   ...  ...   36  ...  1,812  ...    ...    ...         1,848
       1,443   ...  ...   ...  ...   36  ...  1,812  ...    ...    ...         1,848
       2,351   ...  ...   ...  ...   25  ...  2,630  109    ...    ...         2,764
          15   ...  ...   ...  ...    5  ...     10  ...    ...    ...            15
         449   ...  ...   ...  ...   10  ...    330  109    ...    ...           449
       1,887   ...  ...   ...  ...   10  ...  2,290  ...    ...    ...         2,300
         876   ...  ...   ...   10  148  ...    458  200    ...    ...           816
           3   ...  ...   ...  ...    3  ...    ...  ...    ...    ...             3
         873   ...  ...   ...   10  145  ...    458  200    ...    ...           813
------------------------------------------------------------------------------------
       5,010   ...  ...   ...   10  259  ...  5,035  309    ...    ...         5,613
------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                                      Total
     Total                    Total                 Total                  Total    2003/04
Government                    Other              Internal               External  Operating
 Transfers   81   83   85  Expenses   86   88  Recoveries    89   90  Recoveries   Expenses
-------------------------------------------------------------------------------------------
    12,873  ...  ...  ...       ...  ...  ...         ...  (25)  ...         (25)    14,812
       ...  ...  ...  ...       ...  ...  ...         ...  (25)  ...         (25)     1,939
    12,873  ...  ...  ...       ...  ...  ...         ...   ...  ...          ...    12,873
-------------------------------------------------------------------------------------------
    12,873  ...  ...  ...       ...  ...  ...         ...  (25)  ...         (25)    14,812
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
           3   ...  ...   ...  ...    3  ...   250  ...    ...    ...           253
           3   ...  ...   ...  ...    3  ...   250  ...    ...    ...           253
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
           3   ...  ...   ...  ...    3  ...   250  ...    ...    ...           253
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                                      Total
     Total                    Total                 Total                  Total    2003/04
Government                    Other              Internal               External  Operating
 Transfers   81   83   85  Expenses   86   88  Recoveries   89   90   Recoveries   Expenses
-------------------------------------------------------------------------------------------
       ...  ...  ...  ...       ...  ...  ...         ...  ...  ...          ...        ...
       ...  ...  ...  600       600  ...  ...         ...  ...  ...          ...        809
-------------------------------------------------------------------------------------------
       ...  ...  ...  600       600  ...  ...         ...  ...  ...          ...        809
-------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         145   ...  ...   ...  ...  ...  ...    10  ...    ...    ...            10
-----------------------------------------------------------------------------------
         145   ...  ...   ...  ...  ...  ...    10  ...    ...    ...            10
-----------------------------------------------------------------------------------

                             MINISTRY OF FORESTS

VOTE 25 MINISTRY OPERATIONS ($000)

----------------------------------------------------------------------------------------------------------------------------------
                                                   Total                                  Total
                                                 2002/03                               Salaries
                                               Operating                                    and
   Description                                  Expenses       50     51      52   54  Benefits   55     57      59      60     63
----------------------------------------------------------------------------------------------------------------------------------
FOREST PROTECTION                                111,452   32,366  4,226   8,183  ...    44,775  ...  2,375     977  17,991  2,156
  Direct Fire                                     55,380   11,037  3,579   3,229  ...    17,845  ...  1,645     ...   8,515    779
  Fire Preparedness                               45,712   21,329    647   4,954  ...    26,930  ...    730     977   1,751  1,377
  Forest Health                                   10,360      ...    ...     ...  ...       ...  ...    ...     ...   7,725    ...
STEWARDSHIP OF FOREST RESOURCES                   63,397   21,560    818   4,872  ...    27,250    1    888     704   3,733  2,229
PRICING AND SELLING TIMBER                        81,307   34,666  1,280   7,834  ...    43,780    1  1,135   1,021   4,184  2,934
COMPLIANCE AND ENFORCEMENT                        34,288   16,115    611   3,641  ...    20,367  ...    452     586     327  1,389
EXECUTIVE AND SUPPORT SERVICES                    54,698   22,594    852   5,105   39    28,590  ...    637  10,210     316  1,121
  Minister's Office                                  611      296      2      66   39       403  ...    147     ...       9     31
  Corporate Governance                            54,087   22,298    850   5,039  ...    28,187  ...    490  10,210     307  1,090
  First Nations' Participation                       ...      ...    ...     ...  ...       ...  ...    ...     ...     ...    ...
----------------------------------------------------------------------------------------------------------------------------------
        TOTAL VOTE                               345,142  127,301  7,787  29,635   39   164,762    2  5,487  13,498  26,551  9,829
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                    Total
                                                                                                Operating
   Description                                65   67   68      69      70   72     73      75      Costs   77   79      80
---------------------------------------------------------------------------------------------------------------------------
FOREST PROTECTION                          1,067  ...  207  10,345  30,815  ...  1,349   1,253     68,535    7  ...     ...
  Direct Fire                                145  ...  199   8,679  18,573  ...    ...     ...     38,535  ...  ...     ...
  Fire Preparedness                          922  ...    8   1,666  12,242  ...  1,349   1,253     22,275    7  ...     ...
  Forest Health                              ...  ...  ...     ...     ...  ...    ...     ...      7,725  ...  ...     ...
STEWARDSHIP OF FOREST RESOURCES              991  ...   50   1,220   2,316  441  3,316   6,060     21,949  ...  ...     ...
PRICING AND SELLING TIMBER                 1,135  ...   35     875   1,968  306  5,228   8,374     27,196  ...  150     ...
COMPLIANCE AND ENFORCEMENT                   521  ...    2      63     375   14  2,429   3,523      9,681  ...  ...     ...
EXECUTIVE AND SUPPORT SERVICES               726  ...   18     456     690  156  3,577   3,983     21,890  189  ...  15,000
  Minister's Office                           17  ...  ...     ...      11  ...    ...     ...        215  ...  ...     ...
  Corporate Governance                       709  ...   18     456     679  156  3,577   3,983     21,675  189  ...     ...
  First Nations' Participation               ...  ...  ...     ...     ...  ...    ...     ...        ...  ...  ...  15,000
---------------------------------------------------------------------------------------------------------------------------
        TOTAL VOTE                         4,440  ...  312  12,959  36,164  917 15,899  23,193    149,251  196  150  15,000
---------------------------------------------------------------------------------------------------------------------------

VOTE 26 FOREST INVESTMENT ($000)

-----------------------------------------------------------------------------------------------------
                                     Total                         Total
                                   2002/03                      Salaries
                                 Operating                           and
   Description                    Expenses   50   51   52   54  Benefits   55   57   59       60   63
-----------------------------------------------------------------------------------------------------
        TOTAL VOTE                 146,000  156  ...   39  ...       195  ...   15  ...  110,776    4
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                         Total
                                                                                     Operating
   Description                                65   67   68   69   70   72   73   75      Costs     77   79   80
---------------------------------------------------------------------------------------------------------------
        TOTAL VOTE                           ...  ...  ...  ...  ...  ...  ...   20    110,815  2,350  140  ...
---------------------------------------------------------------------------------------------------------------

SPECIAL ACCOUNTS ($000)

-------------------------------------------------------------------------------------------------------
                                      Total                           Total
                                    2002/03                        Salaries
                                  Operating                             and
   Description                     Expenses     50   51   52   54  Benefits   55   57   59      60   63
-------------------------------------------------------------------------------------------------------
BC TIMBER SALES                     124,019  2,398   24  542  ...     2,964  ...   44  748  84,196  114
FOREST STAND MANAGEMENT FUND          2,293    ...  ...  ...  ...       ...  ...  ...  ...   1,490  ...
SOUTH MORESBY FOREST REPLACEMENT      3,828    ...  ...  ...  ...       ...  ...  ...  ...   3,000  ...
-------------------------------------------------------------------------------------------------------
        TOTAL SPECIAL ACCOUNTS      130,140  2,398   24  542  ...     2,964  ...   44  748  88,686  114
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                                                Total
                                                                                            Operating
   Description                                65   67   68     69      70     72   73   75      Costs   77   79   80
--------------------------------------------------------------------------------------------------------------------
BC TIMBER SALES                              106  ...  930  7,713  32,082  6,888  153  351    133,325  ...  ...  ...
FOREST STAND MANAGEMENT FUND                 ...  ...  ...    ...     ...    ...  ...  ...      1,490  ...  ...  ...
SOUTH MORESBY FOREST REPLACEMENT             ...  ...  ...    ...     ...    ...  ...  ...      3,000  ...  ...  ...
--------------------------------------------------------------------------------------------------------------------
        TOTAL SPECIAL ACCOUNTS               106  ...  930  7,713  32,082  6,888  153  351    137,815  ...  ...  ...
--------------------------------------------------------------------------------------------------------------------

                              MINISTRY OF FORESTS

---------------------------------------------------------------------------------------------------------
                                                                                                    Total
     Total                    Total                          Total                       Total    2003/04
Government                    Other                       Internal                    External  Operating
 Transfers   81   83   85  Expenses       86       88   Recoveries    89        90  Recoveries   Expenses
---------------------------------------------------------------------------------------------------------
         7  ...  ...  ...       ...  (1,200)      ...      (1,200)  (51)  (11,800)    (11,851)    100,266
       ...  ...  ...  ...       ...      ...      ...          ...   ...   (1,000)     (1,000)     55,380
         7  ...  ...  ...       ...  (1,200)      ...      (1,200)  (51)  (10,800)    (10,851)     37,161
       ...  ...  ...  ...       ...      ...      ...          ...   ...       ...         ...      7,725
       ...  ...  ...  ...       ...    (690)      ...        (690)  (25)   (2,092)     (2,117)     46,392
       150  ...  ...  ...       ...      ...    (526)        (526)   ...       ...         ...     70,600
       ...  ...  ...  ...       ...      ...      ...          ...   ...       ...         ...     30,048
    15,189  ...  ...  ...       ...      ...    (620)        (620)   ...     (125)       (125)     64,924
       ...  ...  ...  ...       ...      ...      ...          ...   ...       ...         ...        618
       189  ...  ...  ...       ...      ...    (620)        (620)   ...     (125)       (125)     49,306
    15,000  ...  ...  ...       ...      ...      ...          ...   ...       ...         ...     15,000
---------------------------------------------------------------------------------------------------------
    15,346  ...  ...  ...       ...  (1,890)  (1,146)      (3,036)  (76)  (14,017)    (14,093)    312,230
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
       Total                                                                      Total
     2002/03                                                                    2003/04
     Capital                                                                    Capital
Expenditures  Land   LI  Bldg   SpE   FE    Veh   Info   TI  Roads  Other  Expenditures
---------------------------------------------------------------------------------------
       2,980   ...  ...  600  1,200   20    140    470  ...    ...    ...         2,430
         ...   ...  ...  ...    ...  ...    ...    ...  ...    ...    ...           ...
       2,980   ...  ...  600  1,200   20    140    470  ...    ...    ...         2,430
         ...   ...  ...  ...    ...  ...    ...    ...  ...    ...    ...           ...
       5,605   ...  ...  ...  1,089   66    625  1,398  ...    ...    ...         3,178
       4,567   ...  ...  ...  1,690  104    970  2,169  ...    ...    ...         4,933
       1,951   ...  ...  ...    811   50    465  1,040  ...    ...    ...         2,366
       1,207   ...  ...  100    ...  ...    ...  1,503  500    ...    ...         2,103
         ...   ...  ...  ...    ...  ...    ...    ...  ...    ...    ...           ...
       1,207   ...  ...  100    ...  ...    ...  1,503  500    ...    ...         2,103
         ...   ...  ...  ...    ...  ...    ...    ...  ...    ...    ...           ...
---------------------------------------------------------------------------------------
      16,310   ...  ...  700  4,790  240  2,200  6,580  500    ...    ...        15,010
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                             Total
     Total                    Total                 Total                         Total    2003/04
Government                    Other              Internal                      External  Operating
 Transfers   81   83   85  Expenses   86   88  Recoveries       89       90  Recoveries   Expenses
--------------------------------------------------------------------------------------------------
     2,490  ...  ...  ...  ...       ...  ...  ...         ...      (3,500)  (3,500)     110,000
--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                                       Total
     Total                    Total                 Total                   Total    2003/04
Government                    Other              Internal                External  Operating
 Transfers     81   83   85  Expenses   86   88  Recoveries   89   90  Recoveries   Expenses
--------------------------------------------------------------------------------------------
       ...  1,890  ...  ...     1,890  ...  ...         ...  ...  ...         ...    138,179
       ...    ...  ...  ...       ...  ...  ...         ...  ...  ...         ...      1,490
       ...    ...  ...  ...       ...  ...  ...         ...  ...  ...         ...      3,000
--------------------------------------------------------------------------------------------
       ...  1,890  ...  ...     1,890  ...  ...         ...  ...  ...         ...    142,669
--------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
       Total                                                                 Total
     2002/03                                                               2003/04
     Capital                                                               Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info  TI  Roads  Other  Expenditures
----------------------------------------------------------------------------------
       1,010   ...  ...   ...  ...  ...  ...  680  ...    ...    ...           680
         ...   ...  ...   ...  ...  ...  ...  ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...  ...  ...    ...    ...           ...
----------------------------------------------------------------------------------
       1,010   ...  ...   ...  ...  ...  ...  680  ...    ...    ...           680
----------------------------------------------------------------------------------

                          MINISTRY OF HEALTH PLANNING

VOTE 27 MINISTRY OPERATIONS ($000)

-------------------------------------------------------------------------------------------------------------------------
                                                      Total                             Total
                                                    2002/03                          Salaries
                                                  Operating                               and
   Description                                     Expenses     50   51     52   54   Benefits   55   57   59     60   63
-------------------------------------------------------------------------------------------------------------------------
STEWARDSHIP AND CORPORATE MANAGEMENT                 16,071  7,609  ...  1,722   39      9,370  505  723  253  3,121  214
  Minister's Office                                     467    206  ...     46   39        291  ...   99  ...    ...   30
  Program Management and Corporate Services          15,604  7,403  ...  1,676  ...      9,079  505  624  253  3,121  184
-------------------------------------------------------------------------------------------------------------------------
        TOTAL VOTE                                   16,071  7,609  ...  1,722   39      9,370  505  723  253  3,121  214
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                                      Total
                                                                                                  Operating
   Description                                             65   67   68   69   70   72   73   75      Costs
-----------------------------------------------------------------------------------------------------------
STEWARDSHIP AND CORPORATE MANAGEMENT                      471  ...   36   14   10  ...    6  ...      5,353
  Minister's Office                                        31  ...  ...   14   10  ...    6  ...        176
  Program Management and Corporate Services               440  ...   36  ...  ...  ...  ...  ...      5,177
-----------------------------------------------------------------------------------------------------------
        TOTAL VOTE                                        471  ...   36   14   10  ...    6  ...      5,353
-----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                  Total                    Total
                                                                             Government                    Other
   Description                                               77     79   80   Transfers   81   83   85  Expenses   86
---------------------------------------------------------------------------------------------------------------------
STEWARDSHIP AND CORPORATE MANAGEMENT                        ...  2,346   75       2,421  ...  ...  ...       ...  ...
  Minister's Office                                         ...    ...  ...         ...  ...  ...  ...       ...  ...
  Program Management and Corporate Services                 ...  2,346   75       2,421  ...  ...  ...       ...  ...
---------------------------------------------------------------------------------------------------------------------
        TOTAL VOTE                                          ...  2,346   75       2,421  ...  ...  ...       ...  ...
---------------------------------------------------------------------------------------------------------------------

VOTE 28 VITAL STATISTICS ($000)

--------------------------------------------------------------------------------------------------------------------
                                                      Total                           Total
                                                    2002/03                        Salaries
                                                  Operating                             and
   Description                                     Expenses     50   51   52   54  Benefits   55   57   59   60   63
--------------------------------------------------------------------------------------------------------------------
SERVICES DELIVERED BY MINISTRY                        7,109  3,930   38  922  ...     4,890  ...   65  ...   26  957
--------------------------------------------------------------------------------------------------------------------
        TOTAL VOTE                                    7,109  3,930   38  922  ...     4,890  ...   65  ...   26  957
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                                                                    Total
                                                                                                Operating
   Description                                           65   67   68   69   70   72   73   75      Costs
---------------------------------------------------------------------------------------------------------
SERVICES DELIVERED BY MINISTRY                          527  ...   18   20    8  ...  642  569      2,832
---------------------------------------------------------------------------------------------------------
        TOTAL VOTE                                      527  ...   18   20    8  ...  642  569      2,832
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                Total                    Total
                                                                           Government                    Other
   Description                                               77   79   80   Transfers   81   83   85  Expenses   86
-------------------------------------------------------------------------------------------------------------------
SERVICES DELIVERED BY MINISTRY                               18  ...   30          48  ...  ...  ...       ...  ...
-------------------------------------------------------------------------------------------------------------------
        TOTAL VOTE                                           18  ...   30          48  ...  ...  ...       ...  ...
-------------------------------------------------------------------------------------------------------------------

                          MINISTRY OF HEALTH PLANNING

-------------------------------------------------
                                            Total
        Total                    Total    2003/04
     Internal                 External  Operating
 88  Recoveries    89   90  Recoveries   Expenses
-------------------------------------------------
....         ...  (75)  ...        (75)     17,069
....         ...   ...  ...         ...        467
....         ...  (75)  ...        (75)     16,602
-------------------------------------------------
....         ...  (75)  ...        (75)     17,069
-------------------------------------------------

----------------------------------------------------------------------------------
       Total                                                                 Total
     2002/03                                                               2003/04
     Capital                                                               Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info  TI  Roads  Other  Expenditures
----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ... ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ... ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ... ...    ...    ...           ...
----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ... ...    ...    ...           ...
----------------------------------------------------------------------------------

----------------------------------------------------
                                               Total
          Total                    Total     2003/04
       Internal                 External   Operating
   88  Recoveries     89   90  Recoveries   Expenses
----------------------------------------------------
(278)       (278)  (407)  ...       (407)      7,085
----------------------------------------------------
(278)       (278)  (407)  ...       (407)      7,085
----------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
       1,578   ...  ...   ...    5   20  ...   575  ...  ...      ...           600
-----------------------------------------------------------------------------------
       1,578   ...  ...   ...    5   20  ...   575  ...  ...      ...           600
-----------------------------------------------------------------------------------

                          MINISTRY OF HEALTH SERVICES

VOTE 29 MINISTRY OPERATIONS ($000)

----------------------------------------------------------------------------------------------------------------------------------
                                                   Total                                  Total
                                                 2002/03                               Salaries
                                               Operating                                    and
   Description                                  Expenses       50     51      52   54  Benefits   55     57     59      60      63
----------------------------------------------------------------------------------------------------------------------------------
SERVICES DELIVERED BY PARTNERS                 9,871,481      ...    ...     ...  ...       ...  ...    ...    ...   5,383     ...
  Regional Health Sector Funding               6,348,689      ...    ...     ...  ...       ...  ...    ...    ...   5,383     ...
  Medical Services Plan                        2,515,599      ...    ...     ...  ...       ...  ...    ...    ...     ...     ...
  Pharmacare                                     701,903      ...    ...     ...  ...       ...  ...    ...    ...     ...     ...
  Debt Service Costs                             178,790      ...    ...     ...  ...       ...  ...    ...    ...     ...     ...
  Amortization of Prepaid Capital Advances       126,500      ...    ...     ...  ...       ...  ...    ...    ...     ...     ...
SERVICES DELIVERED BY MINISTRY                   202,660  116,091  2,423  31,158  ...   149,672  275    972    ...   6,884   4,655
  Emergency Health Services                      187,566  106,522  2,344  28,996  ...   137,862  ...    875    ...   6,641   3,500
  Health Benefits Operations                      15,094    9,569     79   2,162  ...    11,810  275     97    ...     243   1,155
RECOVERIES FROM HEALTH SPECIAL ACCOUNT         (144,500)      ...    ...     ...  ...       ...  ...    ...    ...     ...     ...
STEWARDSHIP AND CORPORATE MANAGEMENT             111,825   22,972    389   5,183   89    28,633  300    928  4,340   5,852  34,720
  Ministers' Office                                1,042      564    ...     127   89       780  ...    112    ...     ...      81
  Program Management and Corporate Services      110,783   22,408    389   5,056  ...    27,853  300    816  4,340   5,852  34,639
----------------------------------------------------------------------------------------------------------------------------------
        TOTAL VOTE                            10,041,466  139,063  2,812  36,341   89   178,305  575  1,900  4,340  18,119  39,375
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------


   Description                                      65   67   68     69      70   72       73      75
-----------------------------------------------------------------------------------------------------
SERVICES DELIVERED BY PARTNERS                     ...  ...  ...  1,220     ...  ...  133,100     ...
  Regional Health Sector Funding                   ...  ...  ...  1,220     ...  ...      ...     ...
  Medical Services Plan                            ...  ...  ...    ...     ...  ...      ...     ...
  Pharmacare                                       ...  ...  ...    ...     ...  ...      ...     ...
  Debt Service Costs                               ...  ...  ...    ...     ...  ...      ...     ...
  Amortization of Prepaid Capital Advances         ...  ...  ...    ...     ...  ...  133,100     ...
SERVICES DELIVERED BY MINISTRY                   1,139  ...    6  4,015  22,639  ...    5,800   9,024
  Emergency Health Services                        800  ...  ...  3,986  22,639  ...    5,800   9,024
  Health Benefits Operations                       339  ...    6     29     ...  ...      ...     ...
RECOVERIES FROM HEALTH SPECIAL ACCOUNT             ...  ...  ...    ...     ...  ...      ...     ...
STEWARDSHIP AND CORPORATE MANAGEMENT             3,015  ...   11     73     164  ...    6,380   4,024
  Ministers' Office                                 50  ...  ...    ...     ...  ...       19     ...
  Program Management and Corporate Services      2,965  ...   11     73     164  ...    6,361   4,024
-----------------------------------------------------------------------------------------------------
        TOTAL VOTE                               4,154  ...   17  5,308  22,803  ...  145,280  13,048
-----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                     Total
                                                 Operating
   Description                                       Costs   77         79         80
-------------------------------------------------------------------------------------
SERVICES DELIVERED BY PARTNERS                     139,703  ...  6,237,748  3,456,122
  Regional Health Sector Funding                     6,603  ...  6,237,748    211,216
  Medical Services Plan                                ...  ...        ...  2,630,892
  Pharmacare                                           ...  ...        ...    614,014
  Debt Service Costs                                   ...  ...        ...        ...
  Amortization of Prepaid Capital Advances         133,100  ...        ...        ...
SERVICES DELIVERED BY MINISTRY                      55,409  202        ...        120
  Emergency Health Services                         53,265  202        ...        ...
  Health Benefits Operations                         2,144  ...        ...        120
RECOVERIES FROM HEALTH SPECIAL ACCOUNT                 ...  ...        ...        ...
STEWARDSHIP AND CORPORATE MANAGEMENT                59,807    7      2,364        ...
  Ministers' Office                                    262  ...        ...        ...
  Program Management and Corporate Services         59,545    7      2,364        ...
-------------------------------------------------------------------------------------
        TOTAL VOTE                                 254,919  209  6,240,112  3,456,242
-------------------------------------------------------------------------------------

SPECIAL ACCOUNTS ($000)

-------------------------------------------------------------------------------------------------------------------
                                                      Total                         Total
                                                    2002/03                      Salaries
                                                  Operating                           and
   Description                                     Expenses    50   51   52   54  Benefits   55   57   59   60   63
-------------------------------------------------------------------------------------------------------------------
HEALTH SPECIAL ACCOUNT                               144,500  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...
MEDICAL AND HEALTH CARE SERVICES                      15,000  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...
-------------------------------------------------------------------------------------------------------------------
        TOTAL SPECIAL ACCOUNTS                       159,500  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                    Total
                                                                                                Operating
   Description                                           65   67   68   69   70   72   73   75      Costs   77   79   80
------------------------------------------------------------------------------------------------------------------------
HEALTH SPECIAL ACCOUNT                                  ...  ...  ...  ...  ...  ...  ...  ...        ...  ...  ...  ...
MEDICAL AND HEALTH CARE SERVICES                        ...  ...  ...  ...  ...  ...  ...  ...        ...  ...  ...  ...
------------------------------------------------------------------------------------------------------------------------
        TOTAL SPECIAL ACCOUNTS                          ...  ...  ...  ...  ...  ...  ...  ...        ...  ...  ...  ...
------------------------------------------------------------------------------------------------------------------------

                          MINISTRY OF HEALTH SERVICES

------------------------------------------------------------------------------------------------------------------
                                                                                                             Total
     Total                        Total                          Total                           Total     2003/04
Government                        Other                       Internal                        External   Operating
 Transfers   81       83   85  Expenses         86     88   Recoveries    89        90      Recoveries    Expenses
------------------------------------------------------------------------------------------------------------------
 9,693,870  ...  172,300  ...   172,300        ...    ...          ...  (63,000)  (52,563)   (115,563)   9,890,310
 6,448,964  ...      ...  ...       ...        ...    ...          ...       ...  (36,563)    (36,563)   6,419,004
 2,630,892  ...      ...  ...       ...        ...    ...          ...  (63,000)  (16,000)    (79,000)   2,551,892
   614,014  ...      ...  ...       ...        ...    ...          ...       ...      ...          ...     614,014
       ...  ...  172,300  ...   172,300        ...    ...          ...       ...      ...          ...     172,300
       ...  ...      ...  ...       ...        ...    ...          ...       ...      ...          ...     133,100
       322  ...      ...  120       120        ...  (189)        (189)     (600)    (600)      (1,200)     204,134
       202  ...      ...  ...       ...        ...  (189)        (189)       ...    (600)        (600)     190,540
       120  ...      ...  120       120        ...    ...          ...     (600)      ...        (600)      13,594
       ...  ...      ...  ...       ...  (147,250)    ...    (147,250)       ...      ...          ...   (147,250)
     2,371  ...      ...  226       226        ...  (134)        (134)       ...      ...          ...      90,903
       ...  ...      ...  ...       ...        ...    ...          ...       ...      ...          ...       1,042
     2,371  ...      ...  226       226        ...  (134)        (134)       ...      ...          ...      89,861
------------------------------------------------------------------------------------------------------------------
 9,696,563  ...  172,300  346   172,646  (147,250)  (323)    (147,573)  (63,600)  (53,163)   (116,763)  10,038,097
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
       Total                                                                       Total
     2002/03                                                                     2003/04
     Capital                                                                     Capital
Expenditures  Land   LI  Bldg    SpE   FE    Veh   Info   TI  Roads  Other  Expenditures
----------------------------------------------------------------------------------------
         ...   ...  ...   ...    ...  ...    ...    ...  ...    ...    ...          ...
         ...   ...  ...   ...    ...  ...    ...    ...  ...    ...    ...          ...
         ...   ...  ...   ...    ...  ...    ...    ...  ...    ...    ...          ...
         ...   ...  ...   ...    ...  ...    ...    ...  ...    ...    ...          ...
         ...   ...  ...   ...    ...  ...    ...    ...  ...    ...    ...          ...
         ...   ...  ...   ...    ...  ...    ...    ...  ...    ...    ...          ...
      10,155   ...  ...   ...  1,843  ...  6,000    ...  ...    ...    ...        7,843
      10,155   ...  ...   ...  1,843  ...  6,000    ...  ...    ...    ...        7,843
         ...   ...  ...   ...    ...  ...    ...    ...  ...    ...    ...          ...
         ...   ...  ...   ...    ...  ...    ...    ...  ...    ...    ...          ...
       9,807   ...  ...   ...    ...  400    ...  7,788  ...    ...    ...        8,188
         ...   ...  ...   ...    ...  ...    ...    ...  ...    ...    ...          ...
       9,807   ...  ...   ...    ...  400    ...  7,788  ...    ...    ...        8,188
----------------------------------------------------------------------------------------
      19,962   ...  ...   ...  1,843  400  6,000  7,788  ...    ...    ...        16,031
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                                         Total
     Total                        Total                 Total                 Total    2003/04
Government                        Other              Internal              External  Operating
 Transfers       81   83   85  Expenses   86   88  Recoveries   89   90  Recoveries   Expenses
----------------------------------------------------------------------------------------------
       ...  147,250  ...  ...   147,250  ...  ...         ...  ...  ...         ...    147,250
       ...      ...  ...  ...       ...  ...  ...         ...  ...  ...         ...        ...
----------------------------------------------------------------------------------------------
       ...  147,250  ...  ...   147,250  ...  ...         ...  ...  ...         ...    147,250
----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
-----------------------------------------------------------------------------------

                          MINISTRY OF HUMAN RESOURCES

VOTE 30 MINISTRY OPERATIONS ($000)

-----------------------------------------------------------------------------------------------------------------------------------
                                    Total                                      Total
                                  2002/03                                   Salaries
                                Operating                                        and
Description                      Expenses        50      51       52    54  Benefits    55      57       59      60      63      65
-----------------------------------------------------------------------------------------------------------------------------------
EMPLOYMENT PROGRAMS               110,108       515     ...      116   ...       631   ...     ...      ...     ...     ...     ...
TEMPORARY ASSISTANCE              699,164       ...     ...      ...   ...       ...   ...     ...      ...     ...     ...     ...
CONTINUOUS ASSISTANCE             449,200       ...     ...      ...   ...       ...   ...     ...      ...     ...     ...     ...
SUPPLEMENTARY ASSISTANCE          185,989       ...     ...      ...   ...       ...   ...     ...    3,375     ...     ...     ...
EMPLOYMENT AND ASSISTANCE
 APPEAL TRIBUNAL                    2,241       514       7      116   ...       637   320      12      ...     216     102      58
EXECUTIVE AND SUPPORT SERVICES    225,099   102,919   1,615   24,017    39   128,590   ...   2,715   26,222   3,810   9,736   8,405
  Minister's Office                   383       202       3       46    39       290   ...      31      ...     ...      17      18
  Corporate Services               45,557    15,745     310    4,363   ...    20,418   ...     437   12,047   1,270     827   2,298
  Service Delivery                179,159    86,972   1,302   19,608   ...   107,882   ...   2,247   14,175   2,540   8,892   6,089
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL VOTE                   1,671,801   103,948   1,622   24,249    39   129,858   320   2,727   29,597   4,026   9,838   8,463
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Total
                                                                                Operating
Description                       67    68   69    70    72      73        75       Costs       77        79           80
-------------------------------------------------------------------------------------------------------------------------
EMPLOYMENT PROGRAMS              ...   ...  ...   ...   ...     ...       ...         ...    4,947          ...   105,653
TEMPORARY ASSISTANCE             ...   ...  ...   ...   ...     ...       ...         ...      ...      452,352       ...
CONTINUOUS ASSISTANCE            ...   ...  ...   ...   ...     ...       ...         ...      ...      445,150       ...
SUPPLEMENTARY ASSISTANCE         ...   ...  ...   ...   ...     ...       ...       3,375    3,505      129,956    56,910
EMPLOYMENT AND ASSISTANCE
 APPEAL TRIBUNAL                 ...     4  ...   ...   ...      12        81         805      ...          ...       975
EXECUTIVE AND SUPPORT SERVICES   ...     4   61   303   ...   7,732    24,895      83,883       45          ...        98
  Minister's Office              ...   ...  ...     9   ...       6       ...          81      ...          ...       ...
  Corporate Services             ...     2   35   ...   ...   1,397     2,779      21,092      ...          ...       ...
  Service Delivery               ...     2   26   294   ...   6,329    22,116      62,710       45          ...        98
-------------------------------------------------------------------------------------------------------------------------
   TOTAL VOTE                    ...     8   61   303   ...   7,744    24,976      88,063    8,497    1,027,458   163,636
-------------------------------------------------------------------------------------------------------------------------

                        MINISTRY OF HUMAN RESOURCES

------------------------------------------------------------------------------------------------------------------
                                                                                                             Total
     Total                           Total                        Total                          Total     2003/04
Government                           Other                     Internal                       External   Operating
 Transfers    81    83      85    Expenses     86      88    Recoveries      89        90   Recoveries    Expenses
------------------------------------------------------------------------------------------------------------------
  110,600    ...   ...     ...                ...     ...           ...     ...   (1,123)      (1,123)     110,108
  452,352    ...   ...   1,000       1,000    ...     ...           ...   (100)   (2,000)      (2,100)     451,252
  445,150    ...   ...     ...                ...     ...           ...     ...     (800)        (800)     444,350
  190,371    ...   ...   5,390       5,390    ...     ...           ...     ...   (3,350)      (3,350)     195,786
      975    ...   ...     ...                ...     ...           ...     ...       ...          ...       2,417
      143    ...   ...   1,775       1,775    ...   (801)         (801)     ...      (10)         (10)     213,580
      ...    ...   ...     ...                ...     ...           ...     ...       ...          ...         371
      ...    ...   ...     847         847    ...   (801)         (801)     ...      (10)         (10)      41,546
      143    ...   ...     928         928    ...     ...           ...     ...       ...          ...     171,663
------------------------------------------------------------------------------------------------------------------
1,199,591    ...   ...   8,165       8,165    ...   (801)         (801)   (100)   (7,283)      (7,383)   1,417,493
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
       Total                                                                              Total
     2002/03                                                                            2003/04
     Capital                                                                            Capital
Expenditures   Land   LI  Bldg   SpE      FE   Veh     Info    TI Roads  Other     Expenditures
-----------------------------------------------------------------------------------------------
         ...   ...   ...   ...   ...     ...   ...      ...   ...   ...    ...              ...
         ...   ...   ...   ...   ...     ...   ...      ...   ...   ...    ...              ...
         ...   ...   ...   ...   ...     ...   ...      ...   ...   ...    ...              ...
         ...   ...   ...   ...   ...     ...   ...      ...   ...   ...    ...              ...
         ...   ...   ...   ...   ...     ...   ...       35   ...   ...    ...               35
      21,380   ...   ...   ...   ...   3,183   ...   11,790   320   ...    ...           15,293
         ...   ...   ...   ...   ...     ...   ...      ...   ...   ...    ...              ...
       1,481   ...   ...   ...   ...     165   ...    2,471    70   ...    ...            2,706
      19,899   ...   ...   ...   ...   3,018   ...    9,319   250   ...    ...           12,587
-----------------------------------------------------------------------------------------------
      21,380   ...   ...   ...   ...   3,183   ...   11,825   320   ...    ...           15,328
-----------------------------------------------------------------------------------------------

                       MINISTRY OF MANAGEMENT SERVICES

VOTE 31 MINISTRY OPERATIONS ($000)

-----------------------------------------------------------------------------------------------------------------------------------
                                            Total                                  Total
                                          2002/03                               Salaries
                                        Operating                                    and
Description                              Expenses      50     51       52   54  Benefits    55     57     59     60       63     65
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNANCE AND INTEGRATION                  4,589   1,573      7      360  ...     1,940   425     70     71    114      130     78
  Telecommunications                        2,303     543    ...      123  ...       666   ...     35    ...     45       25     27
  Chief Information Office Operations       2,286   1,030      7      237  ...     1,274   425     35     71     69      105     51
RESULTS MANAGEMENT OFFICE                       1     386    ...       90  ...       476   ...     10    915    450    4,086     25
  E-Government Initiatives                      1     386    ...       90  ...       476   ...     10    915    450    4,086     25
SERVICE AND CHANNEL INTEGRATION            29,139  16,443    142    3,692  ...    20,277   ...    411     36  4,533    3,698    852
  Government Agents                        21,110  11,968    112    2,640  ...    14,720   ...    333    ...    100    1,708    634
  Corporate and Information Programs        8,029   4,475     30    1,052  ...     5,557   ...     78     36  4,433    1,990    218
BC SHARED SERVICES AGENCY                   7,940  68,420  1,558   15,519  ...    85,497   ...    914    221  4,783  120,195  2,844
  Corporate Applications                    4,097   1,862     13      420  ...     2,295   ...     39    ...      4      695     69
  Corporate Procurement Services            2,539   1,968      7      462  ...     2,437   ...     70    ...     19      227     89
  Procurement and Supply Services               1  16,558    461    3,759  ...    20,778   ...    139    113  1,302    1,466    670
  Common IT Services                            1  34,094    716    7,688  ...    42,498   ...    567    108  1,327  107,851    927
  Finance Services                              1  13,938    361    3,190  ...    17,489   ...     99    ...  2,131    9,956  1,089
  Shared Services Implementation Project    1,301     ...    ...      ...  ...       ...   ...    ...    ...    ...      ...    ...
PUBLIC SERVICE APPEAL BOARD                   219     ...    ...      ...  ...       ...   ...    ...    ...    ...      ...    ...
EXECUTIVE AND SUPPORT SERVICES              4,206     271      1       56   39       367   ...     42    481    ...      262     19
  Minister's Office                           420     201      1       40   39       281   ...     42    ...    ...       34     19
  Corporate Services                        3,786      70    ...       16  ...        86   ...    ...    481    ...      228    ...
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL VOTE                             46,094  87,093  1,708   19,717   39   108,557   425  1,447  1,724  9,880  128,371  3,818
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                            Total
                                                                                        Operating
Description                               67   68     69     70   72      73       75       Costs   77     79    80
-------------------------------------------------------------------------------------------------------------------
GOVERNANCE AND INTEGRATION               ...  ...    ...    ...  ...       5      ...         893   36  1,500   ...
  Telecommunications                     ...  ...    ...    ...  ...       5      ...         137  ...  1,500   ...
  Chief Information Office Operations    ...  ...    ...    ...  ...     ...      ...         756   36    ...   ...
RESULTS MANAGEMENT OFFICE                ...  ...    ...    ...  ...     ...       30       5,516  ...    ...   ...
  E-Government Initiatives               ...  ...    ...    ...  ...     ...       30       5,516  ...    ...   ...
SERVICE AND CHANNEL INTEGRATION          ...   12     74    ...  ...     401    4,514      14,531  ...    ...   ...
  Government Agents                      ...  ...      3    ...  ...     284    3,846       6,908  ...    ...   ...
  Corporate and Information Programs     ...   12     71    ...  ...     117      668       7,623  ...    ...   ...
BC SHARED SERVICES AGENCY                ...    5  2,516  1,289  ...  58,673   10,524     201,964  ...    ...   ...
  Corporate Applications                 ...  ...    ...    ...  ...     200      242       1,249  ...    ...   ...
  Corporate Procurement Services         ...  ...    ...      5  ...     310      313       1,033  ...    ...   ...
  Procurement and Supply Services        ...  ...  2,516  1,210  ...   2,013    3,545      12,974  ...    ...   ...
  Common IT Services                     ...    5    ...      4  ...  48,590    5,236     164,615  ...    ...   ...
  Finance Services                       ...  ...    ...     70  ...   7,560    1,188      22,093  ...    ...   ...
  Shared Services Implementation Project ...  ...    ...    ...  ...     ...      ...         ...  ...    ...   ...
PUBLIC SERVICE APPEAL BOARD              ...  ...    ...    ...  ...     ...      ...         ...  ...    ...   ...
EXECUTIVE AND SUPPORT SERVICES           ...  ...    ...      8  ...       8       73         893  ...    ...   ...
  Minister's Office                      ...  ...    ...      8  ...       8       28         139  ...    ...   ...
  Corporate Services                     ...  ...    ...    ...  ...     ...       45         754  ...    ...   ...
-------------------------------------------------------------------------------------------------------------------
    TOTAL VOTE                           ...   17  2,590  1,297  ...  59,087   15,141     223,797   36  1,500   ...
-------------------------------------------------------------------------------------------------------------------

                     MINISTRY OF MANAGEMENT SERVICES

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Total
     Total                                Total                          Total                              Total       2003/04
Government                                Other                       Internal                           External     Operating
 Transfers         81    83        85  Expenses    86         88    Recoveries      89        90       Recoveries      Expenses
-------------------------------------------------------------------------------------------------------------------------------
     1,536        ...   ...        20       20    ...        ...           ...        ...       ...           ...         4,389
     1,500        ...   ...       ...       ...              ...           ...        ...       ...           ...         2,303
        36        ...   ...        20       20    ...        ...           ...        ...       ...           ...         2,086
       ...        ...   ...         8        8    ...    (5,799)       (5,799)      (200)       ...         (200)             1
       ...        ...   ...         8        8    ...    (5,799)       (5,799)      (200)       ...         (200)             1
       ...        ...   ...       139       139          (3,360)       (3,360)    (1,898)   (2,031)       (3,929)        27,658
       ...        ...   ...       138       138            (125)         (125)      (357)     (174)         (531)        21,110
       ...        ...   ...         1        1    ...    (3,235)       (3,235)    (1,541)   (1,857)       (3,398)         6,548
       ...        ...   ...    57,355   57,355    ...  (290,279)     (290,279)   (26,332)  (22,995)      (49,327)         5,210
       ...        ...   ...       ...       ...            (412)         (412)       (22)       ...          (22)         3,110
       ...        ...   ...         1        1    ...    (1,374)       (1,374)        ...       ...           ...         2,097
       ...        ...   ...    56,648   56,648    ...   (61,702)      (61,702)    (5,702)  (22,995)      (28,697)             1
       ...        ...   ...       ...       ...        (186,554)     (186,554)   (20,558)       ...      (20,558)             1
       ...        ...   ...       706       706         (40,237)      (40,237)       (50)       ...          (50)             1
       ...        ...   ...       ...       ...              ...           ...        ...       ...           ...           ...
       ...        ...   ...       ...       ...              ...           ...        ...       ...           ...           ...
       ...        ...   ...       ...       ...            (300)         (300)        ...       ...           ...           960
       ...        ...   ...       ...       ...              ...           ...        ...       ...           ...           420
       ...        ...   ...       ...       ...            (300)         (300)        ...       ...           ...           540
-------------------------------------------------------------------------------------------------------------------------------
     1,536        ...   ...    57,522   57,522    ...   (299,738)    (299,738)   (28,430)   (25,026)     (53,456)        38,218
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
       Total                                                                                     Total
     2002/03                                                                                   2003/04
     Capital                                                                                   Capital
Expenditures   Land    LI   Bldg      SpE    FE    Veh     Info     TI    Roads   Other   Expenditures
------------------------------------------------------------------------------------------------------
          30   ...    ...    ...      ...   ...    ...       30    ...      ...     ...             30
         ...   ...    ...    ...      ...   ...    ...      ...    ...      ...     ...            ...
          30   ...    ...    ...      ...   ...    ...       30    ...      ...     ...             30
         100   ...    ...    ...      ...   ...    ...      100    ...      ...     ...            100
         100   ...    ...    ...      ...   ...    ...      100    ...      ...     ...            100
       1,296   ...    ...    ...       20   150    ...    1,256    120      ...     ...          1,546
       1,000   ...    ...    ...      ...   130    ...    1,000    120      ...     ...          1,250
         296   ...    ...    ...       20    20    ...      256    ...      ...     ...            296
      55,876   ...    ...    ...    1,869   141     95   50,454    242      ...     ...         52,801
         493   ...    ...    ...      ...   ...    ...      493    ...      ...     ...            493
          19   ...    ...    ...      ...   ...    ...       19    ...      ...     ...             19
       2,208   ...    ...    ...    1,869     5     95      179     60      ...     ...          2,208
      43,198   ...    ...    ...      ...    96    ...   38,127    100      ...     ...         38,323
       9,958   ...    ...    ...      ...    40    ...   11,636     82      ...     ...         11,758
         ...   ...    ...    ...      ...   ...    ...      ...    ...      ...     ...            ...
         ...   ...    ...    ...      ...   ...    ...      ...    ...      ...     ...            ...
           6   ...    ...    ...      ...    11    ...       10    ...      ...     ...             21
           6   ...    ...    ...      ...     6    ...      ...    ...      ...     ...              6
         ...   ...    ...    ...      ...     5    ...       10    ...      ...     ...             15
------------------------------------------------------------------------------------------------------
      57,308   ...    ...    ...    1,889   302     95   51,850    362      ...     ...         54,498
------------------------------------------------------------------------------------------------------

                    MINISTRY OF MANAGEMENT SERVICES

VOTE 32 PUBLIC SERVICE EMPLOYEE RELATIONS COMMISSION ($000)

---------------------------------------------------------------------------------------------------------------------------
                                          Total                                Total
                                        2002/03                             Salaries
                                      Operating                                  and
Description                            Expenses      50   51       52   54  Benefits   55     57   59      60     63     65
---------------------------------------------------------------------------------------------------------------------------
HR GOVERNANCE AND STRATEGY                6,301   4,189    1      947  ...     5,137   26    195  ...      16    345    184
  Corporate HR Strategy and Planning      2,357   1,545  ...      349  ...     1,894  ...     71  ...       8    149     72
  Employee Relations                      3,725   2,529  ...      572  ...     3,101  ...    120  ...     ...    192    102
  Office of the Merit Commissioner          219     115    1       26  ...       142   26      4  ...       8      4     10
HR CLIENT SERVICES                        1,258  12,346  ...    2,790  ...    15,136  ...    585  ...   3,575  1,378    653
  Regional Operations                         1  11,028  ...    2,492  ...    13,520  ...    538  ...   2,325    876    463
  Employee Learning                       1,257   1,318  ...      298  ...     1,616  ...     47  ...   1,250    502    190
PENSION, EMPLOYEE BENEFITS AND
   CORPORATE PROGRAMS                         1   5,949   55  343,193  ...   349,197  ...    430  ...   9,253  1,040  4,158
  Provincial Pensions                   111,381     ...  ...   99,833  ...    99,833  ...    ...  ...     ...    ...    ...
  Miscellaneous and Statutory Items       9,779     ...  ...    7,000  ...     7,000  ...    ...  ...     ...    ...    ...
  Canada Pension                         55,031     ...  ...   48,645  ...    48,645  ...    ...  ...     ...    ...    ...
  Members of the Legislative Assembly
   Superannuation                           600     ...  ...      600  ...       600  ...    ...  ...     ...    ...    ...
  Death and Retiring Benefits             2,629     ...  ...    2,000  ...     2,000  ...    ...  ...     ...    ...    ...
  Extended Health and Dental Benefits    45,871     ...  ...   57,190  ...    57,190  ...    ...  ...     ...    ...    ...
  Group Insurance                         6,603     ...  ...    9,000  ...     9,000  ...    ...  ...     ...    ...    ...
  Medical Services Plan                  19,731     ...  ...   29,250  ...    29,250  ...    ...  ...     ...    ...    ...
  Long Term Disability                   34,091     ...  ...   38,150  ...    38,150  ...    ...  ...     ...    ...    ...
  Employment Insurance                   35,781     ...  ...   27,904  ...    27,904  ...    ...  ...     ...    ...    ...
  Workers Compensation                    6,500     ...  ...   13,000  ...    13,000  ...    ...  ...     ...    ...    ...
  Employee and Family Assistance
   Program Administration                 1,103     ...  ...    1,234  ...     1,234  ...    ...  ...     ...    ...    ...
  Other Benefits                         32,842   5,949   55    9,387  ...    15,391  ...    430  ...   9,253  1,040  4,158
  Internal Recoveries                  (361,941)    ...  ...      ...  ...       ...  ...    ...  ...     ...    ...    ...
HR EXECUTIVE AND SUPPORT SERVICES         1,931   1,292  ...      302  ...     1,594  ...     65  ...     ...     85     41
  Office of the Commissioner              1,408     262  ...       69  ...       331  ...     28  ...     ...     14    ...
  Information Management Branch               1     403  ...       91  ...       494  ...     12  ...     ...     18     13
  Corporate Services                        522     627  ...      142  ...       769  ...     25  ...     ...     53     28
---------------------------------------------------------------------------------------------------------------------------
   TOTAL VOTE                             9,491  23,776   56  347,232  ...   371,064   26  1,275  ...  12,844  2,848  5,036
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                                                                                                   Total
                                                                                               Operating
Description                               67     68      69      70    72      73       75         Costs    77     79    80
---------------------------------------------------------------------------------------------------------------------------
HR GOVERNANCE AND STRATEGY               ...    ...     ...     ...   ...     178      220         1,164   ...    ...   ...
  Corporate HR Strategy and Planning     ...    ...     ...     ...   ...      76       87           463   ...    ...   ...
  Employee Relations                     ...    ...     ...     ...   ...      98      112           624   ...    ...   ...
  Office of the Merit Commissioner       ...    ...     ...     ...   ...       4       21            77   ...    ...   ...
HR CLIENT SERVICES                       ...    ...     ...     ...   ...     707      808         7,706   ...    ...   ...
  Regional Operations                    ...    ...     ...     ...   ...     449      514         5,165   ...    ...   ...
  Employee Learning                      ...    ...     ...     ...   ...     258      294         2,541   ...    ...   ...
PENSION, EMPLOYEE BENEFITS AND
   CORPORATE PROGRAMS                    ...    286       4     ...   ...   4,007      615        19,793    24    ...   ...
  Provincial Pensions                    ...    ...     ...     ...   ...     ...      ...           ...   ...    ...   ...
  Miscellaneous and Statutory Items      ...    ...     ...     ...   ...     ...      ...           ...   ...    ...   ...
  Canada Pension                         ...    ...     ...     ...   ...     ...      ...           ...   ...    ...   ...
  Members of the Legislative Assembly
   Superannuation                        ...    ...     ...     ...   ...     ...      ...           ...   ...    ...   ...
  Death and Retiring Benefits            ...    ...     ...     ...   ...     ...      ...           ...   ...    ...   ...
  Extended Health and Dental Benefits    ...    ...     ...     ...   ...     ...      ...           ...   ...    ...   ...
  Group Insurance                        ...    ...     ...     ...   ...     ...      ...           ...   ...    ...   ...
  Medical Services Plan                  ...    ...     ...     ...   ...     ...      ...           ...   ...    ...   ...
  Long Term Disability                   ...    ...     ...     ...   ...     ...      ...           ...   ...    ...   ...
  Employment Insurance                   ...    ...     ...     ...   ...     ...      ...           ...   ...    ...   ...
  Workers Compensation                   ...    ...     ...     ...   ...     ...      ...           ...   ...    ...   ...
  Employee and Family Assistance
   Program Administration                ...    ...     ...     ...   ...     ...      ...           ...   ...    ...   ...
  Other Benefits                         ...    286       4     ...   ...   4,007      615        19,793    24    ...   ...
  Internal Recoveries                    ...    ...     ...     ...   ...     ...      ...           ...   ...    ...   ...
HR EXECUTIVE AND SUPPORT SERVICES        ...    ...     ...     ...   ...      41       42           274   ...    ...   ...
  Office of the Commissioner             ...    ...     ...     ...   ...       5      ...            47   ...    ...   ...
  Information Management Branch          ...    ...     ...     ...   ...       9       11            63   ...    ...   ...
  Corporate Services                     ...    ...     ...     ...   ...      27       31           164   ...    ...   ...
---------------------------------------------------------------------------------------------------------------------------
   TOTAL VOTE                            ...    286       4     ...   ...   4,933    1,685        28,937    24    ...   ...
---------------------------------------------------------------------------------------------------------------------------

                     MINISTRY OF MANAGEMENT SERVICES

----------------------------------------------------------------------------------------------------------------
                                                                                                           Total
     Total                       Total                          Total                           Total    2003/04
Government                       Other                       Internal                        External  Operating
 Transfers    81    83    85  Expenses    86      88       Recoveries      89        90    Recoveries   Expenses
----------------------------------------------------------------------------------------------------------------
       ...   ...   ...   ...       ...   ...        ...           ...        ...    ...           ...      6,301
       ...   ...   ...   ...       ...   ...        ...           ...        ...    ...           ...      2,357
       ...   ...   ...   ...       ...   ...        ...           ...        ...    ...           ...      3,725
       ...   ...   ...   ...       ...   ...        ...           ...        ...    ...           ...        219
       ...   ...   ...   ...       ...   ...   (21,584)      (21,584)        ...    ...           ...      1,258
       ...   ...   ...   ...       ...   ...   (18,684)      (18,684)        ...    ...           ...          1
       ...   ...   ...   ...       ...   ...    (2,900)       (2,900)        ...    ...           ...      1,257
       24    ...   ...   581       581   ...  (347,624)     (347,624)   (21,970)    ...      (21,970)          1
       ...   ...   ...   ...       ...   ...        ...           ...        ...    ...           ...     99,833
       ...   ...   ...   ...       ...   ...        ...           ...        ...    ...           ...      7,000
       ...   ...   ...   ...       ...   ...        ...           ...        ...    ...           ...     48,645
       ...   ...   ...   ...       ...   ...        ...           ...        ...    ...           ...        600
       ...   ...   ...   ...       ...   ...        ...           ...      (180)    ...         (180)      1,820
       ...   ...   ...   ...       ...   ...        ...           ...   (15,000)    ...      (15,000)     42,190
       ...   ...   ...   ...       ...   ...        ...           ...    (4,500)    ...       (4,500)      4,500
       ...   ...   ...   ...       ...   ...        ...           ...       (50)    ...          (50)     29,200
       ...   ...   ...   ...       ...   ...        ...           ...       (40)    ...          (40)     38,110
       ...   ...   ...   ...       ...   ...        ...           ...        ...    ...           ...     27,904
       ...   ...   ...   ...       ...   ...        ...           ...    (2,000)    ...       (2,000)     11,000
       ...   ...   ...   ...       ...   ...        ...           ...      (200)    ...         (200)      1,034
       24    ...   ...   581       581   ...        ...           ...        ...    ...           ...     35,789
       ...   ...   ...   ...       ...   ...  (347,624)     (347,624)        ...    ...           ...  (347,624)
       ...   ...   ...   ...       ...   ...      (967)         (967)        ...    ...           ...        901
       ...   ...   ...   ...       ...   ...        ...           ...        ...    ...           ...        378
       ...   ...   ...   ...       ...   ...      (556)         (556)        ...    ...           ...          1
       ...   ...   ...   ...       ...   ...      (411)         (411)        ...    ...           ...        522
----------------------------------------------------------------------------------------------------------------
       24    ...   ...   581       581   ...  (370,175)     (370,175)   (21,970)    ...      (21,970)      8,461
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
       Total                                                                             Total
     2002/03                                                                           2003/04
     Capital                                                                           Capital
Expenditures  Land    LI   Bldg   SpE    FE   Veh    Info    TI   Roads   Other   Expenditures
----------------------------------------------------------------------------------------------
           8   ...   ...    ...   ...     3   ...       5   ...     ...     ...              8
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
           8   ...   ...    ...   ...     3   ...       5   ...     ...     ...              8
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         304   ...   ...    ...   ...   206   ...     ...    98     ...     ...            304
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         304   ...   ...    ...   ...   206   ...     ...    98     ...     ...            304
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
         302   ...   ...    ...   ...    17   ...   3,838   ...     ...     ...          3,855
          17   ...   ...    ...   ...    17   ...     ...   ...     ...     ...             17
         285   ...   ...    ...   ...   ...   ...   3,838   ...     ...     ...          3,838
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
----------------------------------------------------------------------------------------------
         614   ...   ...    ...   ...   226   ...   3,843    98     ...     ...          4,167
----------------------------------------------------------------------------------------------

                        MINISTRY OF PROVINCIAL REVENUE

VOTE 33 MINISTRY OPERATIONS ($000)

----------------------------------------------------------------------------------------------------------------------------------
                                         Total                                 Total
                                       2002/03                              Salaries
                                     Operating                                   and
Description                           Expenses       50   51      52    54  Benefits    55      57      59     60       63      65
----------------------------------------------------------------------------------------------------------------------------------
TAX ADMINISTRATION AND COLLECTION        5,315   36,020  110   8,119   ...    44,249     4   1,946     ...    412       13     779
DEBT ADMINISTRATION AND COLLECTION
   AND HOME OWNER GRANT                    538    4,686   36   1,059   ...     5,781   ...      27     214    350    2,304     508
Debt Administration and Collection           1    4,686   36   1,059   ...     5,781   ...      27     214    350    2,304     508
Home Owner Grant                           537      ...  ...     ...   ...       ...   ...     ...     ...    ...      ...     ...
EXECUTIVE AND SUPPORT SERVICES          44,820   10,139   73   2,289    39    12,540   ...     214     790    134   12,339   5,907
Minister's Office                          430      262  ...      59    39       360   ...      30     ...    ...       23      15
Strategic Initiatives
   and Administration                   44,390    9,877   73   2,230   ...    12,180   ...     184     790    134   12,316   5,892
----------------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE                              50,673   50,845  219  11,467    39    62,570     4   2,187   1,004    896   14,656   7,194
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Total                      Total
                                                                               Operating                 Government
Description                           67   68   69    70   72      73      75      Costs   77   79   80   Transfers   81   83
-----------------------------------------------------------------------------------------------------------------------------
TAX ADMINISTRATION AND COLLECTION    ...  130   10   278  ...     ...     ...      3,572  ...  ...  ...         ...  ...  ...
DEBT ADMINISTRATION AND COLLECTION
   AND HOME OWNER GRANT              ...    4  ...   ...  ...     308     394      4,109  ...  ...  ...         ...  ...  ...
Debt Administration and Collection   ...    4  ...   ...  ...     308     394      4,109  ...  ...  ...         ...  ...  ...
Home Owner Grant                     ...  ...  ...   ...  ...     ...     ...        ...  ...  ...  ...         ...  ...  ...
EXECUTIVE AND SUPPORT SERVICES       ...    1   32   ...  ...  10,279   4,509     34,205  ...  ...  ...         ...  ...  ...
Minister's Office                    ...  ...    2   ...  ...     ...     ...         70  ...  ...  ...         ...  ...  ...
Strategic Initiatives
   and Administration                ...    1   30   ...  ...  10,279   4,509     34,135  ...  ...  ...         ...  ...  ...
-----------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE                           ...  135   42   278  ...  10,587   4,903     41,886  ...  ...  ...         ...  ...  ...
-----------------------------------------------------------------------------------------------------------------------------

SPECIAL ACCOUNTS ($000)

--------------------------------------------------------------------------------------------------
                                 Total                         Total
                               2002/03                      Salaries
                             Operating                           and
Description                   Expenses   50   51   52   54  Benefits   55   57   59   60   63   65
--------------------------------------------------------------------------------------------------
PROVINCIAL HOME ACQUISITION         25  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...
--------------------------------------------------------------------------------------------------
TOTAL SPECIAL ACCOUNTS              25  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...
--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                     Total                      Total
                                                                 Operating                 Government
Description                    67   68   69   70   72   73   75      Costs   77  79    80   Transfers    81    83
-----------------------------------------------------------------------------------------------------------------
PROVINCIAL HOME ACQUISITION   ...  ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...   ...   ...
-----------------------------------------------------------------------------------------------------------------
TOTAL SPECIAL ACCOUNTS        ...  ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...   ...   ...
-----------------------------------------------------------------------------------------------------------------

                        MINISTRY OF PROVINCIAL REVENUE

----------------------------------------------------------------------------------------
                                                                                   Total
          Total                          Total                         Total     2003/04
          Other                       Internal                      External   Operating
85     Expenses    86      88       Recoveries         89    90   Recoveries    Expenses
----------------------------------------------------------------------------------------
2,016     2,016   ...        ...           ...   (47,212)   ...     (47,212)       2,625
1,662     1,662   ...   (11,551)      (11,551)        ...   ...          ...           1
1,662     1,662   ...   (11,551)      (11,551)        ...   ...          ...           1
....         ...   ...        ...           ...        ...   ...          ...         ...
246         246   ...        ...           ...        ...   ...          ...      46,991
....         ...   ...        ...           ...        ...   ...          ...         430
246         246   ...        ...           ...        ...   ...          ...      46,561
----------------------------------------------------------------------------------------
3,924     3,924   ...   (11,551)      (11,551)   (47,212)   ...     (47,212)      49,617
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
        Total                                                                            Total
      2002/03                                                                          2003/04
      Capital                                                                          Capital
 Expenditures   Land   LI   Bldg   SpE    FE   Veh    Info    TI   Roads  Other   Expenditures
----------------------------------------------------------------------------------------------
          ...   ...   ...    ...   ...   ...   ...     ...   ...     ...    ...            ...
          760   ...   ...    ...   ...    75   ...     505   180     ...    ...            760
          760   ...   ...    ...   ...    75   ...     505   180     ...    ...            760
          ...   ...   ...    ...   ...   ...   ...     ...   ...     ...    ...            ...
        9,240   ...   ...    ...   ...   100   ...   8,630   244     ...    ...          8,974
          ...   ...   ...    ...   ...   ...   ...     ...   ...     ...    ...            ...
        9,240   ...   ...    ...   ...   100   ...   8,630   244     ...    ...          8,974
----------------------------------------------------------------------------------------------
       10,000   ...   ...    ...   ...   175   ...   9,135   424     ...    ...          9,734
----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                              Total
          Total                          Total                    Total     2003/04
          Other                       Internal                 External   Operating
85     Expenses    86      88       Recoveries    89    90   Recoveries    Expenses
-----------------------------------------------------------------------------------
25           25   ...   ...         ...          ...   ...          ...          25
25           25   ...   ...         ...          ...   ...          ...          25
-----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
        Total                                                                            Total
      2002/03                                                                          2003/04
      Capital                                                                          Capital
 Expenditures   Land   LI   Bldg   SpE    FE   Veh    Info    TI   Roads  Other   Expenditures
----------------------------------------------------------------------------------------------
          ...    ...  ...    ...   ...   ...   ...    ...    ...   ...      ...            ...
          ...    ...  ...    ...   ...   ...   ...    ...    ...   ...      ...            ...
----------------------------------------------------------------------------------------------

                   MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

VOTE 34 MINISTRY OPERATIONS ($000)

---------------------------------------------------------------------------------------------------------------------------
                                      Total                                  Total
                                    2002/03                               Salaries
                                  Operating                                    and
Description                        Expenses       50     51      52   54  Benefits   55     57     59      60     63     65
---------------------------------------------------------------------------------------------------------------------------
CORRECTIONS                         217,266   90,612  3,118  20,650  ...   114,380  ...    834  2,091   2,922  1,373  1,834
Adult Custody                       173,382   65,866  2,882  14,933  ...    83,681  ...    403  1,769   2,467    606  1,294
Community Corrections                43,884   24,746    236   5,717  ...    30,699  ...    431    322     455    767    540
POLICING AND COMMUNITY SAFETY       232,325   11,547    231   2,616  ...    14,394   70    517    793   6,568    687    977
Police Services                     182,500    2,109     55     478  ...     2,642    1    132    254     810     48    173
Security Programs                     2,627    1,631    ...     377  ...     2,008    8     35    130     353      7    164
Provincial Emergency Program          6,492    2,096    147     473  ...     2,716  ...    107    113     613    142    118
Coroners Service                      8,346    2,994      4     676  ...     3,674   61     83     84   3,359     47    141
Victim Services                      27,779    2,189     23     493  ...     2,705  ...    130    186   1,393    403    280
Community Programs                    4,581      528      2     119  ...       649  ...     30     26      40     40    101
COMPLIANCE AND CONSUMER SERVICES     15,964   19,428     69   4,244  ...    23,741  ...    761  1,208   2,829  2,308  1,340
Office of the Superintendent of
   Motor Vehicles                     3,942    2,489     35     570  ...     3,094  ...     20    603      10    117    155
Commercial Vehicle Safety
   and Enforcement                      748   11,780      1   2,512  ...    14,293  ...    646    133     354  2,176    757
Residential Tenancy                   7,761    3,201     17     722  ...     3,940  ...     28    238   1,985    ...    325
Consumer Services                     2,157    1,282     10     286  ...     1,578  ...     37    153     473      9     60
Film Classification                   1,356      676      6     154  ...       836  ...     30     81       7      6     43
GAMING POLICY AND ENFORCEMENT         9,566    6,395      9   1,442  ...     7,846  ...    439    300   1,573    290    345
Gaming Policy and Enforcement
   Operations                         9,565    6,395      9   1,442  ...     7,846  ...    439    300   1,573    290    345
Distribution of Gaming Proceeds           1      ...    ...     ...  ...       ...  ...    ...    ...     ...    ...    ...
LIQUOR CONTROL AND LICENSING              1    4,730     29   1,069  ...     5,828  ...    244    241     424    294    283
EXECUTIVE AND SUPPORT SERVICES        2,383      838      3     200   39     1,080  402     85     42      17     42     41
Minister's Office                       477      257    ...      62   39       358  ...     54    ...      10     28     11
Corporate Services                      941      269      2      67  ...       338  ...     23    ...     ...      2      6
Agencies, Boards and Commissions        965      312      1      71  ...       384  402      8     42       7     12     24
---------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE                          477,505  133,550  3,459  30,221   39   167,269  472  2,880  4,675  14,333  4,994  4,820
---------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                  Total
                                                                              Operating
Description                        67   68     69     70   72     73      75      Costs       77      79       80
-----------------------------------------------------------------------------------------------------------------
CORRECTIONS                       ...  ...  3,111  1,396  ...  3,203  46,666     63,430       40     144   21,479
Adult Custody                     ...  ...  3,096    990  ...  2,689  42,138     55,452       40     ...   17,824
Community Corrections             ...  ...     15    406  ...    514   4,528      7,978      ...     144    3,655
POLICING AND COMMUNITY SAFETY     ...  ...    272    190  ...  1,135   1,926     13,135    1,258  15,559  204,392
Police Services                   ...  ...     46     73  ...     44     391      1,972      520     210  194,004
Security Programs                 ...  ...     82     10  ...    458     255      1,502      ...     ...      ...
Provincial Emergency Program      ...  ...     47     60  ...    301     398      1,899      ...   2,669      667
Coroners Service                  ...  ...     95     20  ...    209     472      4,571      ...     ...      ...
Victim Services                   ...  ...    ...    ...  ...    120     349      2,861       75  10,231    9,721
Community Programs                ...  ...      2     27  ...      3      61        330      663   2,449      ...
COMPLIANCE AND CONSUMER SERVICES  ...  ...    ...    562  ...  1,227   1,521     11,756       61     ...      ...
Office of the Superintendent of
   Motor Vehicles                 ...  ...    ...    ...  ...    292     276      1,473      ...     ...      ...
Commercial Vehicle Safety
   and Enforcement                ...  ...    ...    530  ...    815      85      5,496       61     ...      ...
Residential Tenancy               ...  ...    ...      5  ...     51     718      3,350      ...     ...      ...
Consumer Services                 ...  ...    ...     21  ...     67     237      1,057      ...     ...      ...
Film Classification               ...  ...    ...      6  ...      2     205        380      ...     ...      ...
GAMING POLICY AND ENFORCEMENT     ...   50     39    ...  ...    430     883      4,349  182,444   3,397      ...
Gaming Policy and Enforcement
   Operations                     ...   50     39    ...  ...    430     883      4,349      ...   3,397      ...
Distribution of Gaming Proceeds   ...  ...    ...    ...  ...    ...     ...        ...  182,444     ...      ...
LIQUOR CONTROL AND LICENSING      ...  ...      5    120  ...    536     609      2,756      ...     ...      ...
EXECUTIVE AND SUPPORT SERVICES    ...    2      6     11  ...    150     117        915      ...     ...      ...
Minister's Office                 ...  ...      4      9  ...      5     ...        121      ...     ...      ...
Corporate Services                ...  ...    ...    ...  ...    139     ...        170      ...     ...      ...
Agencies, Boards and Commissions  ...    2      2      2  ...      6     117        624      ...     ...      ...
-----------------------------------------------------------------------------------------------------------------
TOTAL VOTE                        ...   52  3,433  2,279  ...  6,681  51,722     96,341  183,803  19,100  225,871
-----------------------------------------------------------------------------------------------------------------

VOTE 35 STATUTORY SERVICES ($000)

------------------------------------------------------------------------------------------------------
                            Total                            Total
                          2002/03                         Salaries
                        Operating                              and
Description              Expenses    50   51   52    54   Benefits    55   57    59      60   63   65
------------------------------------------------------------------------------------------------------
EMERGENCY PROGRAM ACT      16,956   101   10   25   ...        136   ...   79   ...   3,000    7    5
------------------------------------------------------------------------------------------------------
TOTAL VOTE                 16,956   101   10   25   ...        136   ...   79   ...   3,000    7    5
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                         Total
                                                                     Operating
Description              67    68      69      70    72   73    75       Costs    77      79    80
--------------------------------------------------------------------------------------------------
EMERGENCY PROGRAM ACT   ...   ...   7,550   1,500   ...   25   ...      12,166   ...   4,650   ...
--------------------------------------------------------------------------------------------------
TOTAL VOTE              ...   ...   7,550   1,500   ...   25   ...      12,166   ...   4,650   ...
--------------------------------------------------------------------------------------------------

               MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

------------------------------------------------------------------------------------------------------------
                                                                                                       Total
Total                           Total                      Total                            Total    2003/04
Government                      Other                   Internal                         External  Operating
Transfers    81   83     85  Expenses    86       88  Recoveries         89        90  Recoveries   Expenses
------------------------------------------------------------------------------------------------------------
 21,663     ...  ...    202        202  ...    (551)       (551)        ...  (10,727)    (10,727)    188,397
 17,864     ...  ...    129        129  ...    (551)       (551)        ...   (9,990)     (9,990)    146,585
  3,799     ...  ...     73         73           ...         ...        ...     (737)       (737)     41,812
221,209     ...  ...    128        128  ...  (3,599)     (3,599)    (5,547)     (665)     (6,212)    239,055
194,734     ...  ...     20         20           ...         ...    (2,797)     (565)     (3,362)    196,006
    ...     ...  ...      2          2  ...      ...         ...    (1,250)       ...     (1,250)      2,262
  3,336     ...  ...      4          4  ...      ...         ...    (1,500)       ...     (1,500)      6,455
    ...     ...  ...      2          2  ...      ...         ...        ...       ...         ...      8,247
 20,027     ...  ...     50         50       (3,599)     (3,599)        ...      (50)        (50)     21,994
  3,112     ...  ...     50         50           ...         ...        ...      (50)        (50)      4,091
     61     ...  ...  2,161      2,161  ...      ...         ...   (1,171)      (530)     (1,701)     36,018
    ...     ...  ...  1,832      1,832  ...      ...         ...        ...       ...         ...      6,399
     61     ...  ...    328        328  ...      ...         ...   (1,171)        ...     (1,171)     19,007
    ...     ...  ...    ...             ...      ...         ...        ...       ...         ...      7,290
    ...     ...  ...    ...             ...      ...         ...        ...     (500)       (500)      2,135
    ...     ...  ...      1          1  ...      ...         ...        ...      (30)        (30)      1,187
185,841     ...  ...    ...        ...  ...      ...         ...  (182,443)     (200)   (182,643)     15,393
  3,397     ...  ...    ...        ...  ...      ...         ...        ...     (200)       (200)     15,392
182,444     ...  ...    ...        ...  ...      ...         ...  (182,443)       ...   (182,443)          1
    ...     ...  ...     17         17  ...      ...         ...        ...   (8,600)     (8,600)          1
    ...     ...  ...      3          3  ...      ...         ...        ...       ...         ...      1,998
    ...     ...  ...      1          1  ...      ...         ...        ...       ...         ...        480
    ...     ...  ...      2          2  ...      ...         ...        ...       ...         ...        510
    ...     ...  ...    ...        ...  ...      ...         ...        ...       ...         ...      1,008
------------------------------------------------------------------------------------------------------------
428,774     ...  ...  2,511      2,511  ...  (4,150)     (4,150)  (189,161)  (20,722)   (209,883)    480,862
------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
       Total                                                                      Total
     2002/03                                                                    2003/04
     Capital                                                                    Capital
Expenditures Land   LI  Bldg   SpE  FE    Veh   Info     TI  Roads  Other  Expenditures
---------------------------------------------------------------------------------------
       2,335  ...  ...   ...   457  20     60  1,302    820    ...    ...         2,659
       1,950  ...  ...   ...   457  20     60  1,302    ...    ...    ...         1,839
         385  ...  ...   ...  ...  ...    ...    ...    820    ...    ...           820
       2,903  ...  ...   ...  ...   27    ...  1,739    ...    ...    ...         1,766
          50  ...  ...   ...  ...  ...    ...    130    ...    ...    ...           130
       1,975  ...  ...   ...  ...  ...    ...    250    ...    ...    ...           250
          48  ...  ...   ...  ...  ...    ...    959    ...    ...    ...           959
          42  ...  ...   ...  ...   27    ...    ...    ...    ...    ...            27
         788  ...  ...   ...  ...  ...    ...    400    ...    ...    ...           400
         ...  ...  ...   ...  ...  ...    ...    ...    ...    ...    ...           ...
         560  ...  ...   ...  ...  ...  1,242    310     75    ...    ...         1,627
         250  ...  ...   ...  ...  ...    ...     60     75    ...    ...           135
         ...  ...  ...   ...  ...  ...  1,212    ...    ...    ...    ...         1,212
         262  ...  ...   ...  ...  ...    ...    250    ...    ...    ...           250
          48  ...  ...   ...  ...  ...     30    ...    ...    ...    ...            30
         ...  ...  ...   ...  ...  ...    ...    ...    ...    ...    ...           ...
       1,219  ...  ...   ...  ...   20    ...    ...    ...    ...    ...            20
       1,219  ...  ...   ...  ...   20    ...    ...    ...    ...    ...            20
         ...  ...  ...   ...  ...  ...    ...    ...    ...    ...    ...           ...
         586  ...  ...   ...  ...  ...    ...    905    ...    ...    ...           905
         ...  ...  ...   ...  ...  ...    ...     60    300    ...    ...           360
         ...  ...  ...   ...  ...  ...    ...    ...    ...    ...    ...           ...
         ...  ...  ...   ...  ...  ...    ...    ...    300    ...    ...           300
         ...  ...  ...   ...  ...  ...    ...     60    ...    ...    ...            60
---------------------------------------------------------------------------------------
       7,603  ...  ...   ...  457   67  1,302  4,316  1,195    ...    ...         7,337
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                                       Total
Total                           Total                 Total                 Total    2003/04
Government                      Other              Internal              External  Operating
Transfers     81   83    85  Expenses   86   88  Recoveries   89   90  Recoveries   Expenses
--------------------------------------------------------------------------------------------
4,650        ...  ...     5         5  ...  ...         ...  ...  ...         ...     16,957
--------------------------------------------------------------------------------------------
4,650        ...  ...     5         5  ...  ...         ...  ...  ...         ...     16,957
--------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
       Total                                                                 Total
     2002/03                                                               2003/04
     Capital                                                               Capital
Expenditures  Land  LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
----------------------------------------------------------------------------------
         ...  ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
----------------------------------------------------------------------------------
         ...  ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
----------------------------------------------------------------------------------

             MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

SPECIAL ACCOUNTS ($000)

------------------------------------------------------------------------------------------------------------------
                                    Total                               Total
                                  2002/03                             Salaries
                                Operating                                 and
Description                      Expenses      50    51    52    54   Benefits    55    57    59    60    63    65
------------------------------------------------------------------------------------------------------------------
FORFEITED CRIME PROCEEDS FUND       6,176     ...   ...   ...   ...        ...   ...   ...   ...   ...   ...   ...
INMATE WORK PROGRAM                 1,540     ...   ...   ...   ...        ...   ...   ...     1   ...   ...   ...
VICTIMS OF CRIME ACT                7,319   1,342   ...   303   ...      1,645   ...   ...   ...   ...   ...    81
------------------------------------------------------------------------------------------------------------------
TOTAL SPECIAL ACCOUNTS             15,035   1,342   ...   303   ...      1,645   ...   ...     1   ...   ...    81
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                             Total
                                                                         Operating
Description                      67    68    69    70    72    73    75      Costs      77      79    80
--------------------------------------------------------------------------------------------------------
FORFEITED CRIME PROCEEDS FUND   ...   ...   ...   ...   ...   ...   ...        ...     ...     ...   ...
INMATE WORK PROGRAM             ...   ...   500   189   ...    47   ...        737     603     ...   ...
VICTIMS OF CRIME ACT            ...   ...   ...   ...   ...   ...   ...         81   2,000   3,599   ...
--------------------------------------------------------------------------------------------------------
TOTAL SPECIAL ACCOUNTS          ...   ...   500   189   ...    47   ...        818   2,603   3,599   ...
--------------------------------------------------------------------------------------------------------

                MINISTRY OF PUBLIC SAFETY AND SOLICITOR GENERAL

----------------------------------------------------------------------------------------------
                                                                                         Total
Total                         Total                  Total                   Total     2003/04
Government                    Other               Internal                External   Operating
Transfers    81   83   85  Expenses    86   88  Recoveries    89   90   Recoveries    Expenses
----------------------------------------------------------------------------------------------
  ...       ...  ...  ...       ...   ...  ...         ...  ...    ...         ...         ...
  603       ...  ...  200       200   ...  ...         ...  ...    ...         ...       1,540
5,599       ...  ...  ...       ...   ...  ...         ...  ...    ...         ...       7,325
6,202       ...  ...  200       200   ...  ...         ...  ...    ...         ...       8,865
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
       Total                                                                 Total
     2002/03                                                               2003/04
     Capital                                                               Capital
Expenditures  Land  LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
----------------------------------------------------------------------------------
         ...   ... ...  ...   ...  ...  ...   ...  ...    ...    ...           ...
          93   ... ...  ...    93  ...  ...   ...  ...    ...    ...            93
         ...   ... ...  ...   ...  ...  ...   ...  ...    ...    ...           ...
          93   ... ...  ...    93  ...  ...   ...  ...    ...    ...            93
----------------------------------------------------------------------------------

                    MINISTRY OF SKILLS DEVELOPMENT AND LABOUR

VOTE 36 MINISTRY OPERATIONS ($000)

------------------------------------------------------------------------------------------------------------------------------
                                     Total                                 Total
                                   2002/03                              Salaries
                                 Operating                                   and
Description                       Expenses       50   51      52    54  Benefits      55      57    59      60      63      65
------------------------------------------------------------------------------------------------------------------------------
SKILLS DEVELOPMENT AND
   EMPLOYMENT STANDARDS             16,114    8,127   50   1,856   ...    10,033     ...     459   ...     300   1,374     444
INDUSTRIAL RELATIONS                 9,510    4,165   14     920   ...     5,099     272     106   ...     530     694     159
WORKERS' COMPENSATION                    1   16,764   20   3,962   ...    20,746   2,096     819   ...   1,232   2,663     874
EXECUTIVE AND SUPPORT SERVICES       3,175    1,403   13     322    39     1,777       2     190   560     443      85     202
Minister's Office                      489      247  ...      56    39       342     ...      90   ...     ...      25      16
Program Management                   2,686    1,156   13     266   ...     1,435       2     100   560     443      60     186
------------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE                          28,800   30,459   97   7,060    39    37,655   2,370   1,574   560   2,505   4,816   1,679
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                           Total                      Total
                                                                       Operating                 Government
Description                      67   68   69   70   72     73     75      Costs   77   79   80   Transfers   81   83   85
--------------------------------------------------------------------------------------------------------------------------
SKILLS DEVELOPMENT AND
   EMPLOYMENT STANDARDS         ...   40  ...  129  ...    461    802      4,009  ...  ...  ...         ...  ...  ...   83
INDUSTRIAL RELATIONS            ...    9  ...    9  ...    125  1,196      3,100  ...  ...  ...         ...  ...  ...  ...
WORKERS' COMPENSATION           ...   57   18  ...  ...  1,448  1,861     11,068  ...  ...  ...         ...  ...  ...  ...
EXECUTIVE AND SUPPORT SERVICES  ...    4  ...   17  ...     56    311      1,870   15   20  ...          35  ...  ...  ...
Minister's Office               ...  ...  ...   10  ...      6    ...        147  ...  ...  ...         ...  ...  ...  ...
Program Management              ...    4  ...    7  ...     50    311      1,723   15   20  ...          35  ...  ...  ...
--------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE                      ...  110   18  155  ...  2,090  4,170     20,047   15   20  ...          35  ...  ...   83
--------------------------------------------------------------------------------------------------------------------------

                MINISTRY OF SKILLS DEVELOPMENT AND LABOUR

----------------------------------------------------------------------------------
                                                                             Total
Total                         Total                             Total      2003/04
Other                      Internal                          External    Operating
Expenses    86    88     Recoveries      89          90    Recoveries     Expenses
----------------------------------------------------------------------------------
 83        ...   ...            ...   (291)         ...         (291)       13,834
....        ...   ...            ...    (79)         ...          (79)        8,120
....        ...   ...            ...     ...    (31,813)      (31,813)            1
....        ...   ...            ...     ...         ...           ...        3,682
....        ...   ...            ...     ...         ...           ...          489
....        ...   ...            ...     ...         ...           ...        3,193
----------------------------------------------------------------------------------
 83        ...   ...            ...   (370)    (31,813)      (32,183)       25,637
----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
       Total                                                                                Total
     2002/03                                                                              2003/04
     Capital                                                                              Capital
Expenditures   Land    LI    Bldg    SpE    FE   Veh    Info    TI   Roads   Other   Expenditures
-------------------------------------------------------------------------------------------------
         355    ...   ...     ...    ...    40   ...     637   ...     ...     ...            677
         133    ...   ...     ...    ...   ...   ...      20   ...     ...     ...             20
         863    ...   ...     ...    ...   ...   ...   2,665   150     ...     ...          2,815
         ...    ...   ...     ...    ...   ...   ...     ...   ...     ...     ...            ...
         ...    ...   ...     ...    ...   ...   ...     ...   ...     ...     ...            ...
         ...    ...   ...     ...    ...   ...   ...     ...   ...     ...     ...            ...
-------------------------------------------------------------------------------------------------
       1,351    ...   ...     ...    ...    40   ...   3,322   150     ...     ...          3,512
-------------------------------------------------------------------------------------------------

                MINISTRY OF SUSTAINABLE RESOURCE MANAGEMENT

VOTE 37 MINISTRY OPERATIONS ($000)

----------------------------------------------------------------------------------------------------------------------
                                     Total                               Total
                                   2002/03                            Salaries
                                 Operating                                 and
Description                       Expenses      50   51      52   54  Benefits   55     57     59      60     63    65
----------------------------------------------------------------------------------------------------------------------
SUSTAINABLE ECONOMIC
  DEVELOPMENT                       29,166  10,957  118   2,600  ...    13,675  124  1,002    ...   6,092    847   659
INTEGRATED LAND AND RESOURCE
  INFORMATION                       63,118  26,726  225   6,073  ...    33,024  ...    793    ...  21,445  7,100 1,459
SOUND GOVERNANCE                     2,218   1,256  ...     282  ...     1,538  ...     31    ...      44     82    41
WATER MANAGEMENT                     7,771     ...  ...     ...  ...       ...  ...    ...    ...     ...    ...   ...
PROPERTY ASSESSMENT SERVICES             1     770    2     174  ...       946  573     40    ...      36    101   135
EXECUTIVE AND SUPPORT SERVICES      12,292   9,564   12   2,222   39    11,837  ...    439  2,583   1,551    561   582
Minister's Office                      520     226    1      51   39       317  ...    114    ...     ...     40    25
Corporate Services                  11,772   9,338   11   2,171  ...    11,520  ...    325  2,583   1,551    521   557
----------------------------------------------------------------------------------------------------------------------
TOTAL VOTE                         114,566  49,273  357  11,351   39    61,020  697  2,305  2,583  29,168  8,691 2,876
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                  Total
                                                                              Operating
Description                       67    68    69    70    72      73      75      Costs    77    79      80
------------------------------------------------------------------------------------------------------------
SUSTAINABLE ECONOMIC
  DEVELOPMENT                    ...     8   101   278   ...   1,279   1,680     12,070   ...   ...   2,780
INTEGRATED LAND AND RESOURCE
  INFORMATION                    ...    10   204   161   ...   2,898   3,678     37,748   ...     4      39
SOUND GOVERNANCE                 ...   ...     2   ...   ...     121     152        473   ...   ...     ...
WATER MANAGEMENT                 ...   ...   ...   ...   ...     ...     ...        ...   ...   ...     ...
PROPERTY ASSESSMENT SERVICES     ...   ...   ...     1   ...      33     108      1,027   ...   ...     ...
EXECUTIVE AND SUPPORT SERVICES   ...   ...     8    16   ...     361   1,923      8,024    20   ...     ...
Minister's Office                ...   ...     8    16   ...     ...     ...        203   ...   ...     ...
Corporate Services               ...   ...   ...   ...   ...     361   1,923      7,821    20   ...     ...
------------------------------------------------------------------------------------------------------------
TOTAL VOTE                       ...    18   315   456   ...   4,692   7,541     59,342    20     4   2,819
------------------------------------------------------------------------------------------------------------

VOTE 38 AGRICULTURAL LAND COMMISSION ($000)

------------------------------------------------------------------------------------------------------------------
                                     Total                               Total
                                   2002/03                            Salaries
                                 Operating                                 and
Description                       Expenses      50   51      52   54  Benefits   55    57    59     60   63    65
------------------------------------------------------------------------------------------------------------------
TOTAL VOTE                           2,931  1,244     2     281  ...     1,527  225    98   ...    175   30    34
------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------
                                                                                 Total
                                                                             Operating
Description                       67    68    69    70    72    73      75       Costs    77    79    80
--------------------------------------------------------------------------------------------------------
TOTAL VOTE                       ...     5     2    23   ...     3     173         768   ...   ...   ...
--------------------------------------------------------------------------------------------------------

SPECIAL ACCOUNTS ($000)

------------------------------------------------------------------------------------------------------------------
                                   Total                              Total
                                 2002/03                           Salaries
                               Operating                                and
Description                     Expenses   50    51     52    54   Benefits    55     57    59     60    63    65
-----------------------------------------------------------------------------------------------------------------
CROWN LAND SPECIAL ACCOUNT           ...  ...   ...    ...   ...        ...   ...    ...   ...    ...   ...   ...
TOTAL SPECIAL ACCOUNTS               ...  ...   ...    ...   ...        ...   ...    ...   ...    ...   ...   ...
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                                 Total
                                                                             Operating
Description                       67    68    69    70    72    73      75       Costs    77    79    80
--------------------------------------------------------------------------------------------------------
CROWN LAND SPECIAL ACCOUNT       ...   ...   ...   ...   ...   ...     ...         ...   ...   ...   ...
--------------------------------------------------------------------------------------------------------
TOTAL SPECIAL ACCOUNTS           ...   ...   ...   ...   ...   ...     ...         ...   ...   ...   ...
--------------------------------------------------------------------------------------------------------

            MINISTRY OF SUSTAINABLE RESOURCE MANAGEMENT

-------------------------------------------------------------------------------------------------------------------
                                                                                                              Total
     Total                        Total                         Total                             Total     2003/04
Government                        Other                      Internal                          External   Operating
 Transfers    81    83    85   Expenses     86        88   Recoveries        89         90   Recoveries    Expenses
-------------------------------------------------------------------------------------------------------------------
     2,780   ...   ...    22         22    ...   (2,982)      (2,982)     (469)        ...        (469)      25,096
        43   ...   ...    22         22    ...   (4,473)      (4,473)   (3,476)   (10,484)     (13,960)      52,404
       ...   ...   ...     1          1    ...       ...          ...      (17)        ...         (17)       1,995
       ...   ...   ...   ...        ...    ...       ...          ...       ...        ...          ...         ...
       ...   ...   ...   ...        ...    ...       ...          ...   (1,857)      (115)      (1,972)           1
        20   ...   ...   351        351    ...   (9,697)      (9,697)      (10)       (20)         (30)      10,505
       ...   ...   ...   ...        ...    ...       ...          ...       ...        ...          ...         520
        20   ...   ...   351        351    ...   (9,697)      (9,697)      (10)       (20)         (30)       9,985
-------------------------------------------------------------------------------------------------------------------
     2,843   ...   ...   396        396    ...  (17,152)     (17,152)   (5,829)   (10,619)     (16,448)      90,001
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
       Total                                                                             Total
     2002/03                                                                           2003/04
     Capital                                                                           Capital
Expenditures   Land   LI   Bldg   SpE    FE   Veh    Info    TI   Roads   Other   Expenditures
----------------------------------------------------------------------------------------------
         639   ...   ...    ...   100   ...   300      51    50     ...     ...            501
       7,264   ...   ...    ...   ...   ...   137   7,459    50     ...     ...          7,646
           5   ...   ...    ...   ...     5   ...     ...   ...     ...     ...              5
         ...   ...   ...    ...   ...   ...   ...     ...   ...     ...     ...            ...
          96   ...   ...    ...   ...    40   ...      57   ...     ...     ...             97
          60   ...   ...    ...   ...    50   ...     ...   ...     ...     ...             50
          10   ...   ...    ...   ...    10   ...     ...   ...     ...     ...             10
          50   ...   ...    ...   ...    40   ...     ...   ...     ...     ...             40
----------------------------------------------------------------------------------------------
       8,064   ...   ...    ...   100    95   437   7,567   100     ...     ...          8,299
----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                             Total
     Total                        Total                         Total                            Total     2003/04
Government                        Other                      Internal                         External   Operating
 Transfers    81    83    85   Expenses     86        88   Recoveries        89        90   Recoveries    Expenses
------------------------------------------------------------------------------------------------------------------
       ...   ...   ...     1          1    ...       ...          ...       ...       ...          ...       2,296
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
       Total                                                                             Total
     2002/03                                                                           2003/04
     Capital                                                                           Capital
Expenditures   Land   LI   Bldg   SpE    FE   Veh    Info    TI   Roads   Other   Expenditures
----------------------------------------------------------------------------------------------
          51   ...   ...    ...   ...    15   ...      28   ...    ...      ...             43
----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                             Total
     Total                        Total                         Total                            Total     2003/04
Government                        Other                      Internal                         External   Operating
 Transfers    81    83    85   Expenses     86        88   Recoveries        89        90   Recoveries    Expenses
------------------------------------------------------------------------------------------------------------------
       ...   ...   ...   ...        ...    ...       ...          ...       ...       ...          ...         ...
------------------------------------------------------------------------------------------------------------------
       ...   ...   ...   ...        ...    ...       ...          ...       ...       ...          ...         ...
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
       Total                                                                             Total
     2002/03                                                                           2003/04
     Capital                                                                           Capital
Expenditures   Land   LI   Bldg   SpE    FE   Veh    Info    TI   Roads   Other   Expenditures
----------------------------------------------------------------------------------------------
         ...   ...   ...    ...   ...   ...   ...     ...   ...    ...      ...            ...
----------------------------------------------------------------------------------------------
         ...   ...   ...    ...   ...   ...   ...     ...   ...    ...      ...            ...
----------------------------------------------------------------------------------------------

                          MINISTRY OF TRANSPORTATION

VOTE 39 MINISTRY OPERATIONS ($000)

----------------------------------------------------------------------------------------------------------------------------------
                                            Total                                 Total
                                          2002/03                              Salaries
                                        Operating                                   and
Description                              Expenses      50     51      52   54  Benefits    55     57      59      60     63     65
----------------------------------------------------------------------------------------------------------------------------------
HIGHWAY OPERATIONS                        447,004  53,168  1,503  12,050  ...    66,721   ...  5,991   3,572  13,395  4,130  1,774
Maintenance, Asset Preservation
  and Traffic Operations                  431,017  45,416    478  10,265  ...    56,159   ...  5,814   3,572  12,292  3,833  1,569
Inland Ferries                             14,155   6,801    954   1,570  ...     9,325   ...    173     ...   1,054     92    135
Coquihalla Toll Administration              1,832     951     71     215  ...     1,237   ...      4     ...      49    205     70
TRANSPORTATION IMPROVEMENTS                16,481  17,663    207   4,034  ...    21,904   ...  2,182     ...  31,965  2,442  1,076
Transportation Policy and Legislation       1,420     472    ...     107  ...       579   ...     10     ...      55     16      5
Planning, Engineering and Construction     15,060  13,675    207   3,132  ...    17,014   ...  1,910     ...  21,364  2,319    900
Partnerships                                    1   3,516    ...     795  ...     4,311   ...    262     ...  10,546    107    171
MOTOR CARRIER REGULATION                      595     919    ...     208  ...     1,127   172     16     ...      58    121     42
Motor Carrier Commission                      595     224    ...      51  ...       275   172     15     ...      58     13     22
Motor Carrier Department                      ...     695    ...     157  ...       852   ...      1     ...     ...    108     20
PUBLIC TRANSPORTATION                     250,162     ...    ...     ...  ...       ...   ...    ...     ...     ...    ...    ...
British Columbia Transit                  153,841     ...    ...     ...  ...       ...   ...    ...     ...     ...    ...    ...
Rapid Transit Project 2000                 96,321     ...    ...     ...  ...       ...   ...    ...     ...     ...    ...    ...
British Columbia Ferry Services Inc.          ...     ...    ...     ...  ...       ...   ...    ...     ...     ...    ...    ...
EXECUTIVE AND SUPPORT SERVICES             20,390   4,798     20   1,111   39     5,968   ...    185   4,567     451    861    641
Minister's Office                             415     213    ...      49   39       301   ...     70     ...     ...     26     12
Corporate Services                         19,975   4,585     20   1,062  ...     5,667   ...    115   4,567     451    835    629
----------------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE                                734,632  76,548  1,730  17,403   39    95,720   172  8,374   8,139  45,869  7,554  3,533
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Total
                                                                                                 Operating
Description                              67    68        69       70        72       73      75      Costs       77    79       80
----------------------------------------------------------------------------------------------------------------------------------
HIGHWAY OPERATIONS                      ...   253   391,375   19,106   185,378    6,932   8,004    639,910      ...   ...      822
Maintenance, Asset Preservation
  and Traffic Operations                ...   202   391,008   16,310   185,378    4,936   7,773    632,687      ...   ...      202
Inland Ferries                          ...    51       338    2,796       ...    1,996     126      6,761      ...   ...      620
Coquihalla Toll Administration          ...   ...        29      ...       ...      ...     105        462      ...   ...      ...
TRANSPORTATION IMPROVEMENTS             ...   109     6,740    7,692   184,897    1,055     792    238,950   10,015   ...      ...
Transportation Policy and Legislation   ...     1       ...      ...       ...      ...      52        139   10,005   ...      ...
Planning, Engineering and Construction  ...   108     6,262    7,635   161,000    1,055     527    203,080       10   ...      ...
Partnerships                            ...   ...       478       57    23,897      ...     213     35,731      ...   ...      ...
MOTOR CARRIER REGULATION                ...     1         2        8       ...        3     255        678      ...   ...      ...
Motor Carrier Commission                ...     1       ...        2       ...        3      35        321      ...   ...      ...
Motor Carrier Department                ...   ...         2        6       ...      ...     220        357      ...   ...      ...
PUBLIC TRANSPORTATION                   ...   ...       ...      ...       ...   46,774     ...     46,774      ...   ...  150,183
British Columbia Transit                ...   ...       ...      ...       ...   19,317     ...     19,317      ...   ...   44,683
Rapid Transit Project 2000              ...   ...       ...      ...       ...   27,457     ...     27,457      ...   ...      ...
British Columbia Ferry Services Inc.    ...   ...       ...      ...       ...      ...     ...        ...      ...   ...  105,500
EXECUTIVE AND SUPPORT SERVICES          ...     5         1      ...       ...    2,321     928      9,960        1   ...      ...
Minister's Office                       ...   ...         1      ...       ...        5     ...        114      ...   ...      ...
Corporate Services                      ...     5       ...      ...       ...    2,316     928      9,846        1   ...      ...
----------------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE                              ...   368   398,118   26,806   370,275   57,085   9,979    936,272   10,016   ...  151,005
----------------------------------------------------------------------------------------------------------------------------------

                        MINISTRY OF TRANSPORTATION

---------------------------------------------------------------------------------------------------------------------
                                                                                                                Total
     Total                            Total                      Total                              Total     2003/04
Government                            Other                   Internal                           External   Operating
 Transfers   81         83    85   Expenses    86      88   Recoveries         89         90   Recoveries    Expenses
---------------------------------------------------------------------------------------------------------------------
       822   ...       ...   399        399   ...   (150)        (150)   (243,201    (9,686)    (252,887)     454,815
       202   ...       ...   266        266   ...   (150)        (150)   (243,201    (9,685)    (252,886)     436,278
       620   ...       ...   ...        ...   ...     ...          ...        ...        (1)          (1)      16,705
       ...   ...       ...   133        133   ...     ...          ...        ...        ...          ...       1,832
    10,015   ...       ...   227        227   ...     ...          ...   (213,110   (44,450)    (257,560)      13,536
    10,005   ...       ...   ...        ...   ...     ...          ...   (10,000)        ...     (10,000)         723
        10   ...       ...   ...        ...   ...     ...          ...   (164,842   (42,450)    (207,292)      12,812
       ...   ...       ...   227        227   ...     ...          ...   (38,268)    (2,000)     (40,268)           1
       ...   ...       ...   ...        ...   ...     ...          ...        ...        (1)          (1)       1,804
       ...   ...       ...   ...        ...   ...     ...          ...        ...        (1)          (1)         595
       ...   ...       ...   ...        ...   ...     ...          ...        ...        ...          ...       1,209
   150,183   ...   151,200   ...    151,200   ...     ...          ...        ...        ...          ...     348,157
    44,683   ...    87,700   ...     87,700   ...     ...          ...        ...        ...          ...     151,700
       ...   ...    63,500   ...     63,500   ...     ...          ...        ...        ...          ...      90,957
   105,500   ...       ...   ...        ...   ...     ...          ...        ...        ...          ...     105,500
         1   ...       ...   150        150   ...     (5)          (5)       (20)        ...         (20)      16,054
       ...   ...       ...   ...        ...   ...     ...          ...        ...        ...          ...         415
         1   ...       ...   150        150   ...     (5)          (5)       (20)        ...         (20)      15,639
---------------------------------------------------------------------------------------------------------------------
   161,021   ...   151,200   776    151,976   ...   (155)        (155)  (456,331)   (54,137)    (510,468)     834,366
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
       Total                                                                               Total
     2002/03                                                                             2003/04
     Capital                                                                             Capital
Expenditures   Land    LI   Bldg     SpE    FE   Veh   Info    TI   Roads   Other   Expenditures
------------------------------------------------------------------------------------------------
       4,140    ...   ...    350   3,344    75   560    821   ...     ...    ...           5,150
       2,500    ...   ...    350   3,344    75   560    821   ...     ...    ...           5,150
       1,640    ...   ...    ...     ...   ...   ...    ...   ...     ...    ...             ...
         ...    ...   ...    ...     ...   ...   ...    ...   ...     ...    ...             ...
       1,350    ...   ...    ...     266     5   ...    703   ...     ...    ...             974
         ...    ...   ...    ...     ...   ...   ...    ...   ...     ...    ...             ...
       1,350    ...   ...    ...     266     5   ...    703   ...     ...    ...             974
         ...    ...   ...    ...     ...   ...   ...    ...   ...     ...    ...             ...
         ...    ...   ...    ...     ...   ...   ...    ...   ...     ...    ...             ...
         ...    ...   ...    ...     ...   ...   ...    ...   ...     ...    ...             ...
         ...    ...   ...    ...     ...   ...   ...    ...   ...     ...    ...             ...
         ...    ...   ...    ...     ...   ...   ...    ...   ...     ...    ...             ...
         ...    ...   ...    ...     ...   ...   ...    ...   ...     ...    ...             ...
         ...    ...   ...    ...     ...   ...   ...    ...   ...     ...    ...             ...
         ...    ...   ...    ...     ...   ...   ...    ...   ...     ...    ...             ...
       2,375    ...   ...    ...     ...   ...   ...    326   ...     ...    ...             326
         ...    ...   ...    ...     ...   ...   ...    ...   ...     ...    ...             ...
       2,375    ...   ...    ...     ...   ...   ...    326   ...     ...    ...             326
------------------------------------------------------------------------------------------------
       7,865    ...   ...    350   3,610    80   560  1,850   ...     ...    ...           6,450
------------------------------------------------------------------------------------------------

                   MINISTRY OF WATER, LAND AND AIR PROTECTION

VOTE 40 MINISTRY OPERATIONS ($000)

-------------------------------------------------------------------------------------------------------------------------------
                                                   Total                               Total
                                                 2002/03                            Salaries
                                               Operating                                 and
   Description                                  Expenses      50   51      52   54   Benefits   55     57     59      60     63
-------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL PROTECTION                          17,534  19,568  184   4,422  ...     24,174  ...  1,321    ...  13,621    966
ENVIRONMENTAL STEWARDSHIP                         44,323  19,104  240   4,317  ...     23,661  ...  1,213    ...   9,040  1,053
PARK, FISH AND WILDLIFE RECREATION                18,068  12,518  167   2,829  ...     15,514  ...    975    103   7,548    652
EXECUTIVE AND SUPPORT SERVICES                    37,288   7,200   39   1,629   39      8,907  ...    513  2,713   2,844    365
  Minister's Office                                  457     209  ...      47   39        295  ...     45    ...     ...     28
  Program Management                              36,831   6,991   39   1,582  ...      8,612  ...    468  2,713   2,844    337
-------------------------------------------------------------------------------------------------------------------------------
       TOTAL VOTE                                117,213  58,390  630  13,197   39     72,256  ...  4,022  2,816  33,053  3,036
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Total
                                                                                                      Operating
   Description                                        65   67   68     69     70   72     73      75      Costs     77   79    80
---------------------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL PROTECTION                             883  ...  ...  1,241  1,582  ...  2,762   3,317     25,693    75  ...  8,067
ENVIRONMENTAL STEWARDSHIP                            850  ...  ...  1,102  1,841  ...  2,786   2,967     20,852   141  ...    132
PARK, FISH AND WILDLIFE RECREATION                   643  ...  ...  3,313  1,232  ...  2,194   6,074     22,734   171  ...    111
EXECUTIVE AND SUPPORT SERVICES                       644  ...  ...    405    ...  ...  1,103     467      9,054   ...  ...    ...
  Minister's Office                                   89  ...  ...    ...    ...  ...    ...     ...        162   ...  ...    ...
  Program Management                                 555  ...  ...    405    ...  ...  1,103     467      8,892   ...  ...    ...
----------------------------------------------------------------------------------------------------------------------------------
       TOTAL VOTE                                  3,020  ...  ...  6,061  4,655  ...  8,845  12,825     78,333   387  ...  8,310
----------------------------------------------------------------------------------------------------------------------------------

SPECIAL ACCOUNTS ($000)

-------------------------------------------------------------------------------------------------------------------
                                                      Total                          Total
                                                    2002/03                       Salaries
                                                  Operating                            and
   Description                                     Expenses   50   51   52   54   Benefits   55   57   59   60   63
-------------------------------------------------------------------------------------------------------------------
SUSTAINABLE ENVIRONMENT FUND                         31,345  ...  ...  ...  ...        ...  ...  ...  ...  ...  ...
-------------------------------------------------------------------------------------------------------------------
       TOTAL SPECIAL ACCOUNTS                        31,345  ...  ...  ...  ...        ...  ...  ...  ...  ...  ...
-------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                   Total
                                                                                               Operating
   Description                                          65   67   68   69   70   72   73   75      Costs   77   79   80
-----------------------------------------------------------------------------------------------------------------------
SUSTAINABLE ENVIRONMENT FUND                           ...  ...  ...  ...  ...  ...  ...  ...        ...  ...  ...  ...
-----------------------------------------------------------------------------------------------------------------------
       TOTAL SPECIAL ACCOUNTS                          ...  ...  ...  ...  ...  ...  ...  ...        ...  ...  ...  ...
-----------------------------------------------------------------------------------------------------------------------

                   MINISTRY OF WATER, LAND AND AIR PROTECTION

--------------------------------------------------------------------------------------------------------------
                                                                                                         Total
     Total                      Total                          Total                          Total    2003/04
Government                      Other                       Internal                       External  Operating
 Transfers   81   83     85  Expenses        86       88  Recoveries       89        90  Recoveries   Expenses
--------------------------------------------------------------------------------------------------------------
     8,142  ...  ...    ...       ...  (31,345)  (2,455)    (33,800)    (200)   (3,273)     (3,473)      20,736
       273  ...  ...     30        30       ...  (1,350)     (1,350)  (3,421)     (811)     (4,232)      39,234
       282  ...  ...    391       391       ...  (1,150)     (1,150)  (4,040)  (22,426)    (26,466)      11,305
       ...  ...  ...  9,486     9,486       ...      ...                 (10)       ...        (10)      27,437
       ...  ...  ...    ...       ...       ...      ...         ...      ...       ...         ...         457
       ...  ...  ...  9,486     9,486       ...      ...         ...     (10)       ...        (10)      26,980
---------------------------------------------------------------------------------------------------------------
     8,697  ...  ...  9,907     9,907  (31,345)  (4,955)    (36,300)  (7,671)  (26,510)    (34,181)      98,712
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
       Total                                                                         Total
     2002/03                                                                       2003/04
     Capital                                                                       Capital
Expenditures    Land     LI  Bldg    SpE   FE  Veh   Info   TI  Roads  Other  Expenditures
------------------------------------------------------------------------------------------
       2,862     ...    ...   ...    584  ...  ...    ...  ...    ...    ...           584
      18,035  80,000    ...   ...    583  ...  ...    ...  ...    ...    ...        80,583
       8,145     ...  4,100   ...    403  ...  ...    ...  ...    ...    ...         4,503
         512     ...    ...   ...    ...  ...  ...  1,250  ...    ...    ...         1,250
           1     ...    ...   ...    ...  ...  ...    ...  ...    ...    ...           ...
         511     ...    ...   ...    ...  ...  ...  1,250  ...    ...    ...         1,250
------------------------------------------------------------------------------------------
      29,554  80,000  4,100   ...  1,570  ...  ...  1,250  ...    ...    ...        86,920
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                                        Total
     Total                       Total                 Total                 Total    2003/04
Government                       Other              Internal              External  Operating
 Transfers      81   83   85  Expenses   86   88  Recoveries   89   90  Recoveries   Expenses
---------------------------------------------------------------------------------------------
       ...  31,345  ...  ...    31,345  ...  ...         ...  ...  ...         ...     31,345
---------------------------------------------------------------------------------------------
       ...  31,345  ...  ...    31,345  ...  ...         ...  ...  ...         ...     31,345
---------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
-----------------------------------------------------------------------------------

                     MANAGEMENT OF PUBLIC FUNDS AND DEBT

VOTE 41 MANAGEMENT OF PUBLIC FUNDS AND DEBT ($000)

--------------------------------------------------------------------------------------------------------------------------------
                                                                              Total                         Total
                                                                            2002/03                      Salaries
                                                                          Operating                           and
  Description                                                              Expenses   50   51   52  54   Benefits   55   57   59
--------------------------------------------------------------------------------------------------------------------------------
COST OF BORROWING FOR GOVERNMENT OPERATING AND
  CAPITAL FINANCING PURPOSES                                                919,996  ...  ...  ...  ...       ...  ...  ...  ...
  Government Operating Purposes                                             919,991  ...  ...  ...  ...       ...  ...  ...  ...
  Schools Capital Financing                                                       1  ...  ...  ...  ...       ...  ...  ...  ...
  Post Secondary Institutions Capital Financing                                   1  ...  ...  ...  ...       ...  ...  ...  ...
  Health Facilities Capital Financing                                             1  ...  ...  ...  ...       ...  ...  ...  ...
  Public Transit Capital Financing                                                1  ...  ...  ...  ...       ...  ...  ...  ...
  SkyTrain Extension Capital Financing                                            1  ...  ...  ...  ...       ...  ...  ...  ...
COST OF BORROWING FOR RELENDING TO GOVERNMENT BODIES                              1  ...  ...  ...  ...       ...  ...  ...  ...
COST OF FINANCIAL AGREEMENTS ENTERED INTO ON
  BEHALF OF GOVERNMENT BODIES                                                     1  ...  ...  ...  ...       ...  ...  ...  ...
PROVINCIAL TREASURY REVENUE PROGRAM                                               1  ...  ...  ...  ...       ...  ...  ...  ...
COST OF UNALLOCATED BORROWING UNDER THE WAREHOUSE PROGRAM                         1  ...  ...  ...  ...       ...  ...  ...  ...
--------------------------------------------------------------------------------------------------------------------------------
        TOTAL VOTE                                                          920,000  ...  ...  ...  ...       ...  ...  ...  ...
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


  Description                                                              60   63   65   67   68   69   70   72   73   75
--------------------------------------------------------------------------------------------------------------------------
COST OF BORROWING FOR GOVERNMENT OPERATING AND
  CAPITAL FINANCING PURPOSES                                              ...  ...  ...  ...  ...  ...  ...  ...  ...  ...
  Government Operating Purposes                                           ...  ...  ...  ...  ...  ...  ...  ...  ...  ...
  Schools Capital Financing                                               ...  ...  ...  ...  ...  ...  ...  ...  ...  ...
  Post Secondary Institutions Capital Financing                           ...  ...  ...  ...  ...  ...  ...  ...  ...  ...
  Health Facilities Capital Financing                                     ...  ...  ...  ...  ...  ...  ...  ...  ...  ...
  Public Transit Capital Financing                                        ...  ...  ...  ...  ...  ...  ...  ...  ...  ...
  SkyTrain Extension Capital Financing                                    ...  ...  ...  ...  ...  ...  ...  ...  ...  ...
COST OF BORROWING FOR RELENDING TO GOVERNMENT BODIES                      ...  ...  ...  ...  ...  ...  ...  ...  ...  ...
COST OF FINANCIAL AGREEMENTS ENTERED INTO ON
BEHALF OF GOVERNMENT BODIES                                               ...  ...  ...  ...  ...  ...  ...  ...  ...  ...
PROVINCIAL TREASURY REVENUE PROGRAM                                       ...  ...  ...  ...  ...  ...  ...  ...  ...  ...
COST OF UNALLOCATED BORROWING UNDER THE WAREHOUSE PROGRAM                 ...  ...  ...  ...  ...  ...  ...  ...  ...  ...
--------------------------------------------------------------------------------------------------------------------------
        TOTAL VOTE                                                        ...  ...  ...  ...  ...  ...  ...  ...  ...  ...
--------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                              Total                     Total
                                                                          Operating                Government
  Description                                                                 Costs   77   79  80   Transfers   81         83
-----------------------------------------------------------------------------------------------------------------------------
COST OF BORROWING FOR GOVERNMENT OPERATING AND
  CAPITAL FINANCING PURPOSES                                                    ...  ...  ... ...         ...  ...  1,861,390
  Government Operating Purposes                                                 ...  ...  ... ...         ...  ...    953,190
  Schools Capital Financing                                                     ...  ...  ... ...         ...  ...    393,800
  Post Secondary Institutions Capital Financing                                 ...  ...  ... ...         ...  ...    158,400
  Health Facilities Capital Financing                                           ...  ...  ... ...         ...  ...    191,400
  Public Transit Capital Financing                                              ...  ...  ... ...         ...  ...    100,500
  SkyTrain Extension Capital Financing                                          ...  ...  ... ...         ...  ...     64,100
COST OF BORROWING FOR RELENDING TO GOVERNMENT BODIES                            ...  ...  ... ...         ...  ...        ...
COST OF FINANCIAL AGREEMENTS ENTERED INTO ON
  BEHALF OF GOVERNMENT BODIES                                                   ...  ...  ... ...         ...  ...        ...
PROVINCIAL TREASURY REVENUE PROGRAM                                             ...  ...  ... ...         ...  ...        ...
COST OF UNALLOCATED BORROWING UNDER THE WAREHOUSE PROGRAM                       ...  ...  ... ...         ...  ...        ...
-----------------------------------------------------------------------------------------------------------------------------
        TOTAL VOTE                                                              ...  ...  ... ...         ...  ...  1,861,390
-----------------------------------------------------------------------------------------------------------------------------

MANAGEMENT OF PUBLIC FUNDS AND DEBT

---------------------------------------------------------------------------------------------
                                                                                        Total
                    Total                        Total                       Total    2003/04
                    Other                     Internal                    External  Operating
     85          Expenses   86         88   Recoveries         89   90  Recoveries   Expenses
---------------------------------------------------------------------------------------------
 16,400         1,877,790  ...  (839,900)    (839,900)  (111,894)  ...   (111,894)    925,996
 12,700           965,890  ...   (15,100)     (15,100)   (24,799)  ...    (24,799)    925,991
  1,400           395,200  ...  (359,000)    (359,000)   (36,199)  ...    (36,199)          1
    500           158,900  ...  (142,300)    (142,300)   (16,599)  ...    (16,599)          1
    900           192,300  ...  (172,300)    (172,300)   (19,999)  ...    (19,999)          1
    200           100,700  ...   (87,700)     (87,700)   (12,999)  ...    (12,999)          1
    700            64,800  ...   (63,500)     (63,500)    (1,299)  ...     (1,299)          1
801,769           801,769  ...        ...          ...  (801,768)  ...   (801,768)          1
    798               798  ...        ...          ...      (797)  ...       (797)          1
  5,600             5,600  ...        ...          ...    (5,599)  ...     (5,599)          1
 52,483            52,483  ...        ...          ...   (52,482)  ...    (52,482)          1
---------------------------------------------------------------------------------------------
877,050         2,738,440  ...  (839,900)    (839,900)  (972,540)  ...   (972,540)    926,000
---------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
-----------------------------------------------------------------------------------

                              OTHER APPROPRIATIONS

VOTE 42 CONTINGENCIES (ALL MINISTRIES) AND NEW PROGRAMS ($000)

---------------------------------------------------------------------------------------------------------------------
                 Total                         Total
               2002/03                      Salaries
             Operating                           and
Description   Expenses   50   51   52   54  Benefits   55   57   59   60   63   65   67   68   69   70   72   73   75
---------------------------------------------------------------------------------------------------------------------
TOTAL VOTE     173,695  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...  ...  ...  ...  ...  ...  ...
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
                 Total                      Total
             Operating                 Government
Description      Costs   77   79   80   Transfers   81   83
-----------------------------------------------------------
TOTAL VOTE         ...  ...  ...  ...         ...  ...  ...
-----------------------------------------------------------


VOTE 43 GOVERNMENT RESTRUCTURING (ALL MINISTRIES) ($000)

---------------------------------------------------------------------------------------------------------------------------
                 Total                            Total
               2002/03                         Salaries
             Operating                              and
Description   Expenses      50   51   52   54  Benefits   55   57   59   60   63   65   67   68   69   70   72   73      75
---------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE     230,000  65,000  ...  ...  ...    65,000  ...  ...  ...  ...  ...  ...  ...  ...  ...  ...  ...  ...  65,000
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
                 Total                        Total
             Operating                   Government
Description      Costs   77     79   80   Transfers   81   83
-------------------------------------------------------------
TOTAL VOTE      65,000  ...    ...  ...         ...  ...  ...
-------------------------------------------------------------


VOTE 44 BC FAMILY BONUS ($000)

---------------------------------------------------------------------------------------------------------------------
                 Total                         Total
               2002/03                      Salaries
             Operating                           and
Description   Expenses   50   51   52   54  Benefits   55   57   59   60   63   65   67   68   69   70   72   73   75
---------------------------------------------------------------------------------------------------------------------
TOTAL VOTE      91,000  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...  ...  ...  ...  ...  ...  ...
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------
                 Total                           Total
             Operating                      Government
Description      Costs      77     79   80   Transfers   81   83
----------------------------------------------------------------
TOTAL VOTE         ...  85,000  1,000  ...      86,000  ...  ...
----------------------------------------------------------------


VOTE 45 CITIZENS' ASSEMBLY ($000)

-----------------------------------------------------------------------------------------------------------------------
                 Total                         Total
               2002/03                      Salaries
             Operating                           and
Description   Expenses   50   51   52   54  Benefits   55   57   59     60   63   65   67   68   69   70   72   73   75
-----------------------------------------------------------------------------------------------------------------------
TOTAL VOTE         ...  ...  ...  ...  ...       ...  ...  ...  ...  1,500  ...  ...  ...  ...  ...  ...  ...  ...  ...
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
                 Total                      Total
             Operating                 Government
Description      Costs   77   79   80   Transfers   81   83
-----------------------------------------------------------
TOTAL VOTE       1,500  ...  ...  ...         ...  ...  ...
-----------------------------------------------------------

                             OTHER APPROPRIATIONS

--------------------------------------------------------------------------------
                                                                           Total
             Total                    Total                    Total     2003/04
             Other                 Internal                 External   Operating
     85   Expenses    86    88   Recoveries    89    90   Recoveries    Expenses
--------------------------------------------------------------------------------
170,000    170,000   ...   ...          ...   ...   ...          ...     170,000
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
       Total                                                                              Total
     2002/03                                                                            2003/04
     Capital                                                                            Capital
Expenditures   Land    LI   Bldg   SpE    FE   Veh   Info    TI   Roads    Other   Expenditures
-----------------------------------------------------------------------------------------------
      20,000    ...   ...    ...   ...   ...   ...    ...   ...     ...   30,000         30,000
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           Total
             Total                    Total                    Total     2003/04
             Other                 Internal                 External   Operating
     85   Expenses    86    88   Recoveries    89    90   Recoveries    Expenses
--------------------------------------------------------------------------------
 60,000     60,000   ...   ...          ...   ...   ...          ...     190,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
       Total                                                                                 Total
     2002/03                                                                               2003/04
     Capital                                                                               Capital
Expenditures   Land    LI   Bldg   SpE    FE   Veh   Info       TI   Roads    Other   Expenditures
--------------------------------------------------------------------------------------------------
      35,000    ...   ...    ...   ...   ...   ...    ...   10,000     ...    5,000         15,000
--------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                                                               Total
             Total                    Total                        Total     2003/04
             Other                 Internal                     External   Operating
 85       Expenses    86    88   Recoveries    89        90   Recoveries    Expenses
------------------------------------------------------------------------------------
....            ...   ...   ...          ...   ...   (1,000)      (1,000)      85,000
------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
       Total                                                                              Total
     2002/03                                                                            2003/04
     Capital                                                                            Capital
Expenditures   Land    LI   Bldg   SpE    FE   Veh   Info    TI   Roads    Other   Expenditures
-----------------------------------------------------------------------------------------------
         ...    ...   ...    ...   ...   ...   ...    ...   ...     ...      ...            ...
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                           Total
             Total                    Total                    Total     2003/04
             Other                 Internal                 External   Operating
 85       Expenses    86    88   Recoveries    89    90   Recoveries    Expenses
--------------------------------------------------------------------------------
....            ...   ...   ...          ...   ...   ...          ...       1,500
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
       Total                                                                              Total
     2002/03                                                                            2003/04
     Capital                                                                            Capital
Expenditures   Land    LI   Bldg   SpE    FE   Veh   Info    TI   Roads    Other   Expenditures
-----------------------------------------------------------------------------------------------
         ...    ...   ...    ...   ...   ...   ...    ...   ...     ...      ...            ...
-----------------------------------------------------------------------------------------------

                            OTHER APPROPRIATIONS

VOTE 46 COMMISSIONS ON COLLECTION OF PUBLIC FUNDS AND ALLOWANCES FOR DOUBTFUL REVENUE ACCOUNTS ($000)

--------------------------------------------------------------------------------------------------------------------------------
                                                          Total                         Total
                                                        2002/03                      Salaries
                                                      Operating                           and
Description                                            Expenses   50   51   52   54  Benefits   55   57   59   60   63   65   67
--------------------------------------------------------------------------------------------------------------------------------
COMMISSIONS ON COLLECTION OF PUBLIC FUNDS                45,000  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Advanced Education                           3,464  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Agriculture, Food and Fisheries                  1  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Attorney General                                50  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Community, Aboriginal and
  Women's Services                                           90  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Competition, Science and
  Enterprise                                                  2  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Finance                                        505  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Health Services                              3,972  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Human Resources                              1,200  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Provincial Revenue                          29,878  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Public Safety and Solicitor General              5  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Sustainable Resource Management                 25  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Transportation                               4,750  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Water, Land and Air Protection               1,058  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
ALLOWANCES FOR DOUBTFUL REVENUE ACCOUNTS                102,001  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Agriculture, Food and Fisheries                  1  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Attorney General                             4,600  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Community, Aboriginal and
  Women's Services                                           18  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Health Services                             41,750  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Human Resources                             16,300  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Provincial Revenue                          35,564  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Public Safety and Solicitor General            100  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Sustainable Resource Management                518  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Transportation                               2,500  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
 Ministry of Water, Land and Air Protection                 650  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
RECOVERIES                                            (147,000)  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
--------------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE                                                    1  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Total                      Total
                                                                                    Operating                 Government
Description                                            68   69   70   72   73   75      Costs   77   79   80   Transfers   81   83
----------------------------------------------------------------------------------------------------------------------------------
COMMISSIONS ON COLLECTION OF PUBLIC FUNDS             ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Advanced Education                       ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Agriculture, Food and Fisheries          ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Attorney General                         ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Community, Aboriginal and
  Women's Services                                    ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Competition, Science and
  Enterprise                                          ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Finance                                  ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Health Services                          ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Human Resources                          ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Provincial Revenue                       ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Public Safety and Solicitor General      ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Sustainable Resource Management          ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Transportation                           ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Water, Land and Air Protection           ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
ALLOWANCES FOR DOUBTFUL REVENUE ACCOUNTS              ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Agriculture, Food and Fisheries          ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Attorney General                         ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Community, Aboriginal and
  Women's Services                                    ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Health Services                          ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Human Resources                          ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Provincial Revenue                       ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Public Safety and Solicitor General      ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Sustainable Resource Management          ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Transportation                           ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
 Ministry of Water, Land and Air Protection           ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
RECOVERIES                                            ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
----------------------------------------------------------------------------------------------------------------------------------
TOTAL VOTE                                            ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
----------------------------------------------------------------------------------------------------------------------------------

                             OTHER APPROPRIATIONS

------------------------------------------------------------------------------
                                                                         Total
            Total                 Total                       Total    2003/04
            Other              Internal                    External  Operating
     85  Expenses   86   88  Recoveries         89   90  Recoveries   Expenses
------------------------------------------------------------------------------
 47,001     7,001  ...  ...         ...        ...  ...         ...     47,001
  3,100     3,100  ...  ...         ...        ...  ...         ...      3,100
    ...       ...  ...  ...         ...        ...  ...         ...        ...
     50        50  ...  ...         ...        ...  ...         ...         50
     35        35  ...  ...         ...        ...  ...         ...         35
    ...       ...  ...  ...         ...        ...  ...         ...        ...
    462       462  ...  ...         ...        ...  ...         ...        462
  3,737     3,737  ...  ...         ...        ...  ...         ...      3,737
  2,400     2,400  ...  ...         ...        ...  ...         ...      2,400
 31,762    31,762  ...  ...         ...        ...  ...         ...     31,762
    ...       ...  ...  ...         ...        ...  ...         ...        ...
     30        30  ...  ...         ...        ...  ...         ...         30
  4,363     4,363  ...  ...         ...        ...  ...         ...      4,363
  1,062     1,062  ...  ...         ...        ...  ...         ...      1,062
154,000   154,000  ...  ...         ...        ...  ...         ...    154,000
      1         1  ...  ...         ...        ...  ...         ...          1
  5,650     5,650  ...  ...         ...        ...  ...         ...      5,650
     18        18  ...  ...         ...        ...  ...         ...         18
 92,078    92,078  ...  ...         ...        ...  ...         ...     92,078
 11,900    11,900  ...  ...         ...        ...  ...         ...     11,900
 35,585    35,585  ...  ...         ...        ...  ...         ...     35,585
    ...       ...  ...  ...         ...        ...  ...         ...        ...
    518       518  ...  ...         ...        ...  ...         ...        518
  8,200     8,200  ...  ...         ...        ...  ...         ...      8,200
     50        50  ...  ...         ...        ...  ...         ...         50
    ...       ...  ...  ...         ...  (201,000)  ...   (201,000)  (201,000)
------------------------------------------------------------------------------
201,001   201,001  ...  ...         ...  (201,000)  ...   (201,000)          1
------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
-----------------------------------------------------------------------------------

                             OTHER APPROPRIATIONS

VOTE 47 ENVIRONMENTAL ASSESSMENT OFFICE ($000)

------------------------------------------------------------------------------------
                 Total                           Total
               2002/03                        Salaries
             Operating                             and
Description   Expenses     50   51   52   54  Benefits   55   57   59   60   63   65
------------------------------------------------------------------------------------
TOTAL VOTE       3,542  1,719  ...  388  ...     2,107  ...  112  ...  353  154   90
------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                    Total                      Total
                                                Operating                 Government
Description   67   68   69   70   72   73   75      Costs   77   79   80   Transfers   81   83
----------------------------------------------------------------------------------------------
TOTAL VOTE   ...   20  ...  ...  ...  100  210      1,039  ...  ...  123         123  ...  ...
----------------------------------------------------------------------------------------------


VOTE 48 ENVIRONMENTAL APPEAL BOARD AND FOREST APPEALS COMMISSION ($000)

----------------------------------------------------------------------------------------------------------
                                         Total                         Total
                                       2002/03                      Salaries
                                     Operating                           and
Description                           Expenses   50   51   52   54  Benefits   55   57   59   60   63   65
----------------------------------------------------------------------------------------------------------
ADMINISTRATION AND SUPPORT SERVICES      1,153  644   10  145  ...       799  ...    5   15   30   25   45
ENVIRONMENTAL APPEAL BOARD                 410  ...  ...  ...  ...       ...  350   35  ...  130  ...   35
FOREST APPEALS COMMISSION                  332  ...  ...  ...  ...       ...  185   17  ...  110  ...   10
----------------------------------------------------------------------------------------------------------
TOTAL VOTE                               1,895  644   10  145  ...       799  535   57   15  270   25   90
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                            Total                      Total
                                                                        Operating                 Government
Description                           67   68   69   70   72   73   75      Costs   77   79   80   Transfers   81   83
----------------------------------------------------------------------------------------------------------------------
ADMINISTRATION AND SUPPORT SERVICES  ...  ...   10  ...  ...  130  159        419  ...  ...  ...         ...  ...  ...
ENVIRONMENTAL APPEAL BOARD           ...   10  ...  ...  ...  ...  ...        560  ...  ...  ...         ...  ...  ...
FOREST APPEALS COMMISSION            ...   10  ...  ...  ...  ...  ...        332  ...  ...  ...         ...  ...  ...
----------------------------------------------------------------------------------------------------------------------
TOTAL VOTE                           ...   20   10  ...  ...  130  159      1,311  ...  ...  ...         ...  ...  ...
----------------------------------------------------------------------------------------------------------------------


VOTE 49 FOREST PRACTICES BOARD ($000)

------------------------------------------------------------------------------------
                 Total                           Total
               2002/03                        Salaries
             Operating                             and
Description   Expenses     50   51   52   54  Benefits   55   57   59   60   63   65
------------------------------------------------------------------------------------
TOTAL VOTE       4,822  1,910  ...  431  ...     2,341  123  275   23  725  130  142
------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                    Total                      Total
                                                Operating                 Government
Description   67   68   69   70   72   73   75      Costs   77   79   80   Transfers   81   83
----------------------------------------------------------------------------------------------
TOTAL VOTE    30   10   22  250  ...  115  158      2,003  ...  ...  ...         ...  ...  ...
----------------------------------------------------------------------------------------------


VOTE (ELIMINATED FOR 2003/04) OFFICE OF THE CHILD, YOUTH AND FAMILY ADVOCATE ($000)

----------------------------------------------------------------------------------
                 Total                         Total
               2002/03                      Salaries
             Operating                           and
Description   Expenses   50   51   52   54  Benefits   55   57   59   60   63   65
----------------------------------------------------------------------------------
TOTAL VOTE       1,491  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                    Total                      Total
                                                Operating                 Government
Description   67   68   69   70   72   73   75      Costs   77   79   80   Transfers   81   83
----------------------------------------------------------------------------------------------
TOTAL VOTE   ...  ...  ...  ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
----------------------------------------------------------------------------------------------

                             OTHER APPROPRIATIONS

----------------------------------------------------------------------
                                                                 Total
        Total                   Total                 Total    2003/04
        Other                Internal              External  Operating
 85  Expenses   86     88  Recoveries   89   90  Recoveries   Expenses
----------------------------------------------------------------------
....       ...  ...  (372)       (372)  ...  ...         ...      2,897
----------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
         101   ...  ...   ...  ...   47  ...    56   ...   ...    ...           103
-----------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                                 Total
        Total                   Total                 Total    2003/04
        Other                Internal              External  Operating
 85  Expenses   86     88  Recoveries   89   90  Recoveries   Expenses
----------------------------------------------------------------------
 35        35  ...  (100)       (100)   ...  ...        ...      1,153
....       ...  ...  (150)       (150)   ...  ...        ...        410
....       ...  ...    ...         ...   ...  ...        ...        332
----------------------------------------------------------------------
 35        35  ...  (250)       (250)   ...  ...        ...      1,895
----------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
          65  ...   ...   ...  ...   10  ...   35   ...    ...    ...            45
         ...  ...   ...   ...  ...  ...  ...  ...   ...    ...    ...           ...
         ...  ...   ...   ...  ...  ...  ...  ...   ...    ...    ...           ...
-----------------------------------------------------------------------------------
          65  ...   ...   ...  ...   10  ...   35   ...    ...    ...            45
-----------------------------------------------------------------------------------


----------------------------------------------------------------------
                                                                 Total
        Total                   Total                 Total    2003/04
        Other                Internal              External  Operating
 85  Expenses   86     88  Recoveries   89   90  Recoveries   Expenses
----------------------------------------------------------------------
....       ...  ...    ...         ...   ...  ...        ...      4,344
----------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
         125   ...  ...   ...  ...   25  ...   75   ...  ...      ...           100
-----------------------------------------------------------------------------------

----------------------------------------------------------------------
                                                                 Total
        Total                   Total                 Total    2003/04
        Other                Internal              External  Operating
 85  Expenses   86     88  Recoveries   89   90  Recoveries   Expenses
----------------------------------------------------------------------
....       ...  ...    ...         ...   ...  ...        ...        ...
----------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
          25   ...  ...  ...   ...  ...  ...  ...   ...  ...      ...           ...
-----------------------------------------------------------------------------------

                             OTHER APPROPRIATIONS

VOTE (ELIMINATED FOR 2003/04) SEISMIC MITIGATION ($000)

---------------------------------------------------------------------------------------------------------------------
                 Total                         Total
               2002/03                      Salaries
             Operating                           and
Description   Expenses   50   51   52   54  Benefits    55  57   59   60   63   65   67   68   69   70   72   73   75
---------------------------------------------------------------------------------------------------------------------
TOTAL VOTE      50,000  ...  ...  ...  ...       ...  ...  ...  ...  ...  ...  ...  ...  ...  ...  ...  ...  ...  ...
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
                 Total                      Total
             Operating                 Government
Description      Costs   77   79   80   Transfers   81   83
-----------------------------------------------------------
TOTAL VOTE         ...  ...  ...  ...         ...  ...  ...
-----------------------------------------------------------


Special ACCOUNTS ($000)

------------------------------------------------------------------------------------------------------------------------
                                                   Total                           Total
                                                 2002/03                        Salaries
                                               Operating                             and
Description                                     Expenses     50   51   52   54  Benefits   55   57   59     60   63   65
------------------------------------------------------------------------------------------------------------------------
INSURANCE AND RISK MANAGEMENT                        ...  2,625   15  593  ...     3,233  ...  125   16  1,710  685  174
 Government Related Expenses                         ...    877    5  198  ...     1,080  ...   30   16    218  162   53
 Public Sector Related Expenses                      ...  1,748   10  395  ...     2,153  ...   95  ...  1,492  523  121
PURCHASING COMMISSION WORKING CAPITAL ACCOUNT        ...    ...  ...  ...  ...       ...  ...  ...  ...    ...  ...  ...
------------------------------------------------------------------------------------------------------------------------
TOTAL SPECIAL ACCOUNTS                               ...  2,625   15  593  ...     3,233  ...  125   16  1,710  685  174
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Total                      Total
                                                                                    Operating                 Government
Description                                     67   68   69     70   72   73   75      Costs   77   79   80   Transfers   81   83
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE AND RISK MANAGEMENT                  ...   29   10  3,020  ...  489  250      6,508  ...  ...  ...         ...  ...  ...
 Government Related Expenses                   ...  ...  ...    ...  ...  163   84        726  ...  ...  ...         ...  ...  ...
 Public Sector Related Expenses                ...   29   10  3,020  ...  326  166      5,782  ...  ...  ...         ...  ...  ...
PURCHASING COMMISSION WORKING CAPITAL ACCOUNT  ...  ...  ...    ...  ...  ...  ...        ...  ...  ...  ...         ...  ...  ...
----------------------------------------------------------------------------------------------------------------------------------
TOTAL SPECIAL ACCOUNTS                         ...   29   10  3,020  ...  489  250      6,508  ...  ...  ...         ...  ...  ...
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                                               Total
        Total                 Total                 Total    2003/04
        Other              Internal              External  Operating
 85  Expenses   86   88  Recoveries   89   90  Recoveries   Expenses
--------------------------------------------------------------------
....       ...  ...  ...         ...  ...  ...         ...        ...
--------------------------------------------------------------------

-----------------------------------------------------------------------------------
       Total                                                                  Total
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
         ...   ...  ...   ...  ...  ...  ...   ...  ...    ...    ...           ...
-----------------------------------------------------------------------------------


---------------------------------------------------------------------------------
           Total                      Total                      Total    2003/04
           Other                   Internal                   External  Operating
85      Expenses   86        88  Recoveries       89    90  Recoveries   Expenses
---------------------------------------------------------------------------------
35,268    35,268  ...  (42,528)    (42,528)  (2,481)   ...     (2,481)        ...
   ...       ...  ...   (1,806)     (1,806)      ...   ...         ...        ...
35,268    35,268  ...  (40,722)    (40,722)  (2,481)   ...     (2,481)        ...
   ...       ...  ...       ...         ...      ...   ...         ...        ...
---------------------------------------------------------------------------------
35,268    35,268  ...  (42,528)    (42,528)  (2,481)   ...     (2,481)        ...
---------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
     2002/03                                                                2003/04
     Capital                                                                Capital
Expenditures  Land   LI  Bldg  SpE   FE  Veh  Info   TI  Roads  Other  Expenditures
-----------------------------------------------------------------------------------
         970   ...  ...   ...  ...   24  ...  646   ...    ...    ...           670
         ...   ...  ...   ...  ...  ...  ...  ...   ...    ...    ...           ...
         970   ...  ...   ...  ...   24  ...  646   ...    ...    ...           670
         ...   ...  ...   ...  ...  ...  ...  ...   ...    ...    ...           ...
-----------------------------------------------------------------------------------
         970   ...  ...   ...  ...   24  ...  646   ...    ...    ...           670
-----------------------------------------------------------------------------------

                EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS

                              OPERATING EXPENSES

Consolidated Revenue Fund operating expenses are presented in the ESTIMATES and the SUPPLEMENT TO THE ESTIMATES on the basis of a group account classification system. Each group account represents a broad category of expenses and is comprised of several specific components termed standard objects of expense. These specific components are presented in the SUPPLEMENT TO THE ESTIMATES, and are then aggregated into the group account classification totals shown in the ESTIMATES. This group account classification system is described below.

SALARIES AND BENEFITS

     50 BASE SALARIES - includes the cost of the base salaries, overtime pay and lump sum payments for all permanent and temporary direct employees of the government.

     51 SUPPLEMENTARY SALARY COSTS - includes the cost of extra pay for certain types of work such as shift differentials, premiums and allowances.

     52 EMPLOYEE BENEFITS - includes the cost of employer contributions to employee benefit plans and pensions. Other benefits paid by the employer such as relocation and transfer expenses are also included.

     54 LEGISLATIVE SALARIES AND INDEMNITIES - includes the cost of the annual M.L.A. indemnity and supplementary salaries as authorized under
         Section 4 of the LEGISLATIVE ASSEMBLY ALLOWANCES AND PENSION ACT. Salaries for the Officers of the Legislature are also included.

OPERATING COSTS

     55 BOARDS, COMMISSIONS AND COURTS - FEES AND EXPENSES - includes fees paid to board and commission members, juries and witnesses, and related travel and out-of-pocket expenses.

     57 PUBLIC SERVANT TRAVEL - includes travel expenses of government employees and officials on government business including prescribed allowances.

     59 CENTRALIZED MANAGEMENT SUPPORT SERVICES - includes central agency charges to ministries for services such as human resources, legal services, internal audit, payroll, corporate accounting system, common information technology services.

     60 PROFESSIONAL SERVICES - includes fees and expenses for professional services rendered directly to government for the provision of goods and services in the delivery of government programs, the provision of goods or services that are required by statute or legislation and are billed directly to the government, and the provision of goods or services that will assist in the development of policy and/or programs or improve/change the delivery of programs, such as management consulting services.

     63 INFORMATION SYSTEMS - OPERATING - includes all contract fees and costs related to data, voice, image and text processing operations and services such as data and word processing, data communications charges, supplies, repairs, maintenance and short-term rentals of information processing equipment.

     65 OFFICE AND BUSINESS EXPENSES - includes supplies and services required for the operation of offices.

     67 ADVERTISING AND PUBLICATIONS - includes costs associated with non-statutory advertising and general publications.

     68 STATUTORY ADVERTISING AND PUBLICATIONS - includes costs associated with special notices and publications required by statute and regulations.

     69 UTILITIES, MATERIALS, AND SUPPLIES - includes the cost of services such as the supply of water and electricity, materials and supplies required for normal operation of government services and food for institutions.

     70 OPERATING EQUIPMENT AND VEHICLES - includes the costs associated with the repair and maintenance of government vehicles, and operating machinery and equipment.

     72 NON-CAPITAL ROADS AND BRIDGES - includes highway costs recovered from the BC Transportation Financing Authority, costs for minor enhancements to capitalized infrastructure, as well as non-highway road costs.

     73 AMORTIZATION - includes the amortization of the cost of capital assets and prepaid capital advances over their useful lives.

     75 BUILDING OCCUPANCY CHARGES - includes payments to the British Columbia Buildings Corporation or the private sector, for the rental and maintenance of buildings and office accommodation, including tenant improvements that do not meet the criteria for capitalization.


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          EXPLANATORY NOTES ON ACCOUNT CLASSIFICATIONS --- CONTINUED

GOVERNMENT TRANSFERS

     77 TRANSFERS - GRANTS - includes discretionary grants to individuals, businesses, non-profit associations and others, where there are no contractual requirements.

     79 TRANSFERS - ENTITLEMENTS - includes non-discretionary payments to individuals, businesses or other entities, where eligible recipients must be paid under statute, formula or regulation, and where there are no ongoing contractual requirements.

     80 TRANSFERS - AGREEMENTS - includes payments and reimbursements under contract, formal agreement, or shared cost agreement to individuals, businesses, or other entities for purposes specified in an agreement.

OTHER EXPENSES

     81 TRANSFERS BETWEEN VOTES AND SPECIAL ACCOUNTS - includes transfers (payments) between a vote and a special account.

     83 INTEREST ON THE PUBLIC DEBT - includes only interest payments on the direct provincial debt borrowed for government purposes.

     85 OTHER EXPENSES - includes expenses such as financing costs and valuation allowances and other expenses which cannot be reasonably allocated to another standard object of expense.

INTERNAL RECOVERIES

     86 RECOVERIES BETWEEN VOTES AND SPECIAL ACCOUNTS - includes recoveries between a vote and a special account.

     88 RECOVERIES WITHIN THE CONSOLIDATED REVENUE FUND - includes recoveries for the use of equipment or the provision of goods and services between ministries of the provincial government.

EXTERNAL RECOVERIES

     89 RECOVERIES EXTERNAL TO THE CONSOLIDATED REVENUE FUND - includes costs and amounts recovered from government corporations and agencies, the offset for commissions paid for the collection of government revenues and accounts, and the write-off of uncollectible revenue related accounts.

     90 RECOVERIES EXTERNAL TO THE GOVERNMENT REPORTING ENTITY - includes costs and amounts recovered from other governments and non-government organizations.

                             CAPITAL EXPENDITURES

Consolidated Revenue Fund capital expenditures are presented on the basis of the category of asset acquired. The categorization of assets is described below.

     Land LAND - includes the purchased or acquired value for parks and other recreation land and land directly associated with capitalized infrastructure (buildings, ferries and bridges) but does not include land held for resale.

     LI LAND IMPROVEMENTS - includes the capital cost of improvements to dams and water management systems and recreation areas.

     Bldg BUILDINGS - includes the purchase, construction or major improvement of buildings owned by the Consolidated Revenue Fund.

     SpE SPECIALIZED EQUIPMENT - includes the purchase or capital lease cost of heavy equipment such as tractors, trailers and ambulances, as well as telecommunications relay towers and switching equipment.

     FE OFFICE FURNITURE AND EQUIPMENT - includes the cost or capital lease cost of office furniture and equipment.

     Veh VEHICLES - includes the purchase or capital lease cost of passenger, light truck and utility vehicles.

     Info INFORMATION SYSTEMS - includes the purchase or capital lease cost of mainframe and other systems hardware, software and related equipment.

     TI TENANT IMPROVEMENTS - includes the cost or capital lease cost of improvements to leased space.

     Roads ROADS - includes the capital costs for construction or major improvements of roads, highways, bridges and ferries.

     Other OTHER - includes capital expenditures which cannot be reasonably allocated to another standard object of expense.


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